UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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ARCHER-DANIELS-MIDLAND COMPANY

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ARCHER-DANIELS-MIDLAND COMPANY

77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601

NOTICE OF ANNUAL MEETING

To All Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Archer-Daniels-Midland Company, a Delaware corporation, will be held on Thursday, May 7, 2020, commencing at 8:30 A.M. Central Daylight Time. Due to concerns about the coronavirus (COVID-19), this year the annual meeting will be a completely virtual meeting of stockholders. You may attend the online meeting, submit questions, and vote your shares electronically during the meeting via the internet by visiting www.virtualshareholdermeeting.com/ADM2020. To enter the annual meeting you will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials. We recommend that you log in at least 15 minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 7, 2020. At the annual meeting, you will be asked to consider and vote on the following matters:

(1)	To elect directors to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

(2)	To ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors to audit the accounts of our company for the fiscal year ending December 31, 2020;

(3)	To consider an advisory vote on the compensation of our named executive officers;

(4)	To approve the 2020 Incentive Compensation Plan; and

(5)	To transact such other business as may properly come before the meeting.

By Order of the Board of Directors

D. C. FINDLAY, SECRETARY

March 25, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MAY 7, 2020: THE 2020 LETTER TO STOCKHOLDERS, PROXY STATEMENT, AND 2019 FORM 10-K ARE AVAILABLE AT

https://www.proxy-direct.com/MeetingDocuments/31175/ARCHER-DANIELS-MIDLAND.pdf

ADM Proxy Statement 2020	i

ii	ADM Proxy Statement 2020

PROXY SUMMARY

The following is a summary of certain key disclosures in this proxy statement. This is only a summary, and it may not contain all of the information that is important to you. For more complete information, please review this proxy statement in its entirety as well as our 2019 Annual Report on Form 10-K. As used in this proxy statement, ADM or the Company refers to Archer-Daniels-Midland Company. The information contained on adm.com or any other website referred to in this proxy statement is provided for reference only and is not incorporated by reference into this proxy statement.

General Information

See pages 5–6

Meeting: Annual Meeting of Stockholders

Date: Thursday, May 7, 2020

Time: 8:30 A.M. Central Daylight Time

Location: The completely virtual annual meeting will be held at www.virtualshareholdermeeting.com/ADM2020.

Record Date: March 16, 2020

Stock Symbol: ADM

Exchange: NYSE

Common Stock Outstanding: 557,207,815 as of March 16, 2020

Registrar & Transfer Agent: Hickory Point Bank and Trust, fsb

State of Incorporation: Delaware

Corporate Headquarters and Principal Executive Office: 77 West Wacker Drive, Suite 4600,

Chicago, Illinois 60601

Corporate Website: www.adm.com

Executive Compensation

See pages 44–55

CEO: Juan R. Luciano

CEO 2019 Total Direct Compensation:

• Salary: $1,383,338

• Non-Equity Incentive Plan Compensation: $2,898,000

• Long-Term Incentives: $13,641,916

CEO Employment Agreement: No

Change in Control Agreement: No

Stock Ownership Guidelines: Yes

Hedging Policy: Yes

Items to Be Voted On

Election of Directors for a One-Year Term

(See pages 7–11)

Ratification of Appointment of Independent Registered Public Accounting Firm (Ernst & Young LLP)

(See page 62)

Advisory Vote on Executive Compensation

(See page 63)

Approval of the 2020 Incentive Compensation Plan

(See page 64)

Corporate Governance

See pages 7–23

Director Nominees: 11

• Michael S. Burke (Independent)

• Terrell K. Crews (Independent)

• Pierre Dufour (Independent)

• Donald E. Felsinger (Independent)

• Suzan F. Harrison (Independent)

• Juan R. Luciano

• Patrick J. Moore (Independent)

• Francisco J. Sanchez (Independent)

• Debra A. Sandler (Independent)

• Lei Z. Schlitz (Independent)

• Kelvin R. Westbrook (Independent)

Director Term: One year

Director Election Standard: Majority voting standard for uncontested elections

Board Meetings in 2019: 6

Board Committee Meetings in 2019:

• Audit – 9

• Compensation/Succession – 4

• Nominating/Corporate Governance – 4

• Sustainability and Corporate Responsibility – 3

Supermajority Voting Requirements: No

Stockholder Rights Plan: No

ADM Proxy Statement 2020	1

Proxy Summary

Governance Highlights

Governance Highlights

The Board of Directors views itself as the long-term stewards of ADM. The Board is committed to enhancing the success and value of our company for its stockholders, as well as for other stakeholders such as employees, business partners, and communities. The Board recognizes the importance of good corporate governance and understands that transparent disclosure of its governance practices helps stockholders assess the quality of our company and its management and the value of their investment decisions.

ADM’s corporate governance practices are intended to ensure independence, transparency, management accountability, effective decision making, and appropriate monitoring of compliance and performance. We believe that these strong corporate governance practices, together with our enduring corporate values and ethics, are critical to providing lasting value to the stockholders of our company.

We use majority voting for uncontested director elections.

10 of our 11 current directors are independent and only
independent directors serve on the Audit, Compensation/
Succession, Nominating/Corporate Governance, and Sustainability and Corporate Responsibility Committees.

We have an independent Lead Director, selected by the independent directors. The Lead Director provides the Board with independent leadership, facilitates the Board’s independence from management, and has broad powers as described on page 12.

Our independent directors meet in executive session at each regular in-person board meeting.
We have a policy prohibiting directors and officers from trading in derivative securities of our company, and no NEOs or directors have pledged any company stock.	Significant stock ownership requirements are in place for directors and executive officers.

The Board and each standing committee annually conduct evaluations of their performance. Directors annually evaluate each other, and these evaluations are used to assess future re-nominations to the Board.

Individuals cannot stand for election as a director once they reach age 75, and our Corporate Governance Guidelines set limits on the number of public company boards on which a director can serve.
Holders of 10% or more of our common stock have the ability to call a special meeting of stockholders.

Our bylaws include a “proxy access” provision under which a small group of stockholders who has owned at least 3% of our common stock for at least 3 years may submit nominees for up to 20% of the board seats for inclusion in our proxy statement.

2	ADM Proxy Statement 2020

Proxy Summary

Voting Matters and Board Recommendations

Voting Matters and Board Recommendations

Proposal	Board Voting Recommendation	Page Reference

Proposal No. 1 — Election of Directors	FOR	7

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	62

Proposal No. 3 — Advisory Vote on Executive Compensation	FOR	63

Proposal No. 4 — Approval of the 2020 Incentive Compensation Plan	FOR	64

Director Nominee Qualifications and Experience

The following chart provides summary information about each of our director nominees’ qualifications and experiences. More detailed information is provided in each director nominee’s biography beginning on page 8.

	Current or Recent CEO	Non-U.S. Business	Risk Management	M&A	Government/ Public Policy	Agriculture, Food, or Retail Consumer Business	Corporate Governance	Sustainability/ Environmental

Michael S. Burke	🌑	🌑	🌑	🌑			🌑	🌑

Terrell K. Crews		🌑	🌑	🌑		🌑		🌑

Pierre Dufour		🌑	🌑	🌑			🌑	🌑

Donald E. Felsinger	🌑	🌑	🌑	🌑		🌑	🌑	🌑

Suzan F. Harrison		🌑		🌑		🌑		🌑

Juan R. Luciano	🌑	🌑	🌑	🌑		🌑	🌑	🌑

Patrick J. Moore	🌑	🌑	🌑	🌑	🌑		🌑	🌑

Francisco J. Sanchez		🌑			🌑			🌑

Debra A. Sandler		🌑		🌑		🌑		🌑

Lei Z. Schlitz		🌑		🌑				🌑

Kelvin R. Westbrook	🌑			🌑	🌑	🌑	🌑	🌑

ADM Proxy Statement 2020	3

Proxy Summary

Director Nominee Diversity, Age, Tenure, and Independence

Director Nominee Diversity, Age, Tenure, and Independence

The following charts provide summary information about our director nominees’ personal characteristics, including race/ethnicity, gender, and age, as well as tenure and independence, to illustrate the diversity of perspectives of our director nominees. More detailed information is provided in each director nominee’s biography beginning on page 8.

Diversity 55% Overall Diversity Independence Independent 10 of 11 91% Independent 5 are African American, Asian, or Hispanic Average Age 1 70+ 7 60-69 3 Under 60 62 Years 3 are female Average Tenure 7 Years 3 10+ 2 6-10 5 0-5.

4	ADM Proxy Statement 2020

General Information About the Annual Meeting and Voting

Proxy Statement

GENERAL MATTERS

The Board of Directors asks that you complete the accompanying proxy for the annual stockholders’ meeting. Due to concerns about the coronavirus (COVID-19), this year the meeting will be completely virtual and will be held at the time and web address mentioned in the Notice of Annual Meeting included in these materials. We will be using the “Notice and Access” method of providing proxy materials to stockholders via the internet. We will mail to our stockholders (other than those described below) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and the 2019 Annual Report on Form 10-K and how to vote electronically via the internet. This notice will also contain instructions on how to request a paper copy of the proxy materials. Stockholders holding shares through the ADM 401(k) and Employee Stock Ownership Plan for Salaried Employees (the “401(k) and ESOP”) and those stockholders who previously have opted out of participation in notice and access procedures will receive a paper copy of the proxy materials by mail or an electronic copy of the proxy materials by email. We are first providing our stockholders with notice and access to, or first mailing or emailing, this proxy statement and a proxy form around March 25, 2020.

We pay the costs of soliciting proxies from our stockholders. We have retained Georgeson LLC to help us solicit proxies. We will pay Georgeson LLC a base shareholder meeting services fee of approximately $24,000 plus reasonable project management fees and expenses for its services. Our employees or employees of Georgeson LLC may also solicit proxies in person or by telephone, mail, or the internet at a cost which we expect will be nominal. We will reimburse brokerage firms and other securities custodians for their reasonable fees and expenses in forwarding proxy materials to their principals.

We have a policy of keeping confidential all proxies, ballots, and voting tabulations that identify individual stockholders. Such documents are available for examination only by the inspectors of election, our transfer agent, and certain employees associated with processing proxy cards and tabulating the vote. We will not disclose any stockholder’s vote except in a contested proxy solicitation or as may be necessary to meet legal requirements.

Our common stockholders of record at the close of business on March 16, 2020, are the only people entitled to notice of the annual meeting and to vote at the meeting. At the close of business on March 16, 2020, we had 557,207,815 outstanding shares of common stock, each share being entitled to one vote on each of the director nominees and on each of the other matters to be voted on at the meeting. Our stockholders and advisors to our company are the only people entitled to attend the annual meeting. We reserve the right to direct stockholder representatives with the proper documentation to an alternative room to observe the meeting.

The annual meeting this year will be a completely virtual meeting of stockholders. Hosting a virtual meeting provides expanded access, improved communication, and cost savings for our stockholders and us and enables participation from any location around the world. Stockholders may submit questions during the annual meeting at www.virtualshareholdermeeting.com/ADM2020, and management will respond to questions in the same way as it would if the company held an in-person meeting. If you have questions during the meeting, you may type them in the dialog box provided at any point during the meeting until the floor is closed to questions.

If you properly execute the enclosed proxy form, your shares will be voted at the meeting. You may revoke your proxy form at any time prior to voting by:

(1)	delivering written notice of revocation to our Secretary;

(2)	delivering to our Secretary a new proxy form bearing a date later than your previous proxy; or

(3)	attending the annual meeting online and voting again (attendance at the online meeting will not, by itself, revoke a proxy).

Under our bylaws, stockholders elect our directors by a majority vote in an uncontested election (one in which the number of nominees is the same as the number of directors to be elected) and by a plurality vote in a contested election (one in which the number of nominees exceeds the number of directors to be elected). Because this year’s election is an uncontested election, each director

ADM Proxy Statement 2020	5

General Information About the Annual Meeting and Voting

Principal Holders of Voting Securities

nominee receiving a majority of votes cast will be elected (the number of shares voted “for” a director nominee must exceed the number of shares voted “against” that nominee). Approval of each other proposal presented in the proxy statement requires the affirmative vote of the holders of a majority of the outstanding shares of common stock present, online or by proxy at the meeting and entitled to vote on that matter. Shares not present at the meeting and shares voting “abstain” have no effect on the election of directors. For the other proposals to be voted on at the meeting, abstentions are treated as shares present or represented and voting, and therefore have the same effect as negative votes. Broker non-votes (shares held by brokers who do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are counted toward a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Principal Holders of Voting Securities

Based upon filings with the Securities and Exchange Commission (“SEC”), we believe that the following stockholders are beneficial owners of more than 5% of our outstanding common stock shares:

Name and Address of Beneficial Owner	Amount	Percent Of Class

State Farm Mutual Automobile Insurance Company and related entities One State Farm Plaza, Bloomington, IL 61710	51,455,676(1)	9.23

The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	44,946,621(2)	8.06

BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	38,454,597(3)	6.90

Corporation One Lincoln Street, Boston, MA 02111	37,082,871 (4)	6.66

(1) Based on a Schedule 13G filed with the SEC on January 27, 2020, State Farm Mutual Automobile Insurance Company and related entities have sole voting and dispositive power with respect to 51,214,613 shares and shared voting and dispositive power with respect to 241,063 shares.

(2) Based on a Schedule 13G/A filed with the SEC on February 12, 2020, The Vanguard Group has sole voting power with respect to 821,863 shares, sole dispositive power with respect to 43,993,781 shares, shared voting power with respect to 174,423 shares, and shared dispositive power with respect to 952,840 shares.

(3) Based on a Schedule 13G/A filed with the SEC on February 5, 2020, BlackRock, Inc. has sole voting power with respect to 32,389,168 shares and sole dispositive power with respect to 38,454,597 shares.

(4) Based on a Schedule 13G filed with the SEC on February 13, 2020, State Street Corporation has shared voting power with respect to 33,876,563 shares and shared dispositive power with respect to 37,048,786 shares.

6	ADM Proxy Statement 2020

Proposal No. 1

Proposal No. 1 — Election of Directors for a One-Year Term

The Board of Directors has fixed the size of the current board at eleven. All eleven nominees proposed for election to the Board of Directors are currently members of the Board and have been elected previously by our stockholders. Unless you provide different directions, we intend for board-solicited proxies (like this one) to be voted for the nominees named below.

If elected, the nominees would hold office until the next annual stockholders’ meeting and until their successors are elected and qualified. If any nominee for director becomes unable to serve as a director, the persons named as proxies may vote for a substitute who will be designated by the Board of Directors. Alternatively, the Board of Directors could reduce the size of the board. The Board has no reason to believe that any nominee will be unable to serve as a director.

Our bylaws require that each director be elected by a majority of votes cast with respect to that director in an uncontested election (where the number of nominees is the same as the number of directors to be elected). In a contested election (where the number of nominees exceeds the number of directors to be elected), the plurality voting standard governs the election of directors. Under the plurality standard, the number of nominees equal to the number of directors to be elected who receive more votes than the other nominees are elected to the Board, regardless of whether they receive a majority of the votes cast. Whether an election is contested or not is determined as of the day before we first mail our meeting notice to stockholders. This year’s election was determined to be an uncontested election, and the majority vote standard will apply. If a nominee who is serving as a director is not elected at the annual meeting, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” However, under our Corporate Governance Guidelines, each director annually submits an advance, contingent, irrevocable resignation that the Board may accept if the director fails to be elected through a majority vote in an uncontested election. In that situation, the Nominating/Corporate Governance Committee would make a recommendation to the Board about whether to accept or reject the resignation. The Board will act on the Nominating/Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days after the date the election results are certified. The Board will nominate for election or re-election as director, and will elect as directors to fill vacancies and new directorships, only candidates who agree to tender the form of resignation described above. If a nominee who was not already serving as a director fails to receive a majority of votes cast at the annual meeting, Delaware law provides that the nominee does not serve on the Board as a “holdover director.”

The information below describes the nominees, their ages, positions with our company, principal occupations, current directorships of other publicly owned companies, directorships of other publicly owned companies held within the past five years, the year in which each first was elected as a director, and the number of shares of common stock beneficially owned as of March 16, 2020, directly or indirectly. Unless otherwise indicated, and subject to community property laws where applicable, we believe that each nominee named in the table below has sole voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, all of the nominees have been executive officers of their respective companies or employed as otherwise specified below for at least the last five years.

The Board of Directors recommends a vote FOR the election of the eleven nominees named below as directors. Proxies solicited by the Board will be so voted unless stockholders specify a different choice.

ADM Proxy Statement 2020	7

Proposal No. 1 — Election of Directors for a One-Year Term

Director Nominees

DIRECTOR NOMINEES

Michael S. Burke

Age: 56

Director since: 2018

Common stock owned: 6,862(1)

Percent of class: *

Principal Occupation or Position: Chairman and Chief Executive Officer of AECOM (a global infrastructure firm) since March 2015; Chief

Executive Officer of AECOM from March 2014 to March 2015; President of AECOM from 2011 to March 2014.

Directorships of Other Publicly-Owned Companies: Chairman of AECOM.

Qualifications and Career Highlights: Mr. Burke is currently Chief Executive Officer and Chairman of the Board of AECOM, an infrastructure firm that designs, builds, finances, and operates infrastructure assets in more than 150 countries. Mr. Burke joined AECOM in October 2005 and has held several leadership positions, including Senior Vice President, Corporate Strategy, Chief Corporate Officer, and Chief Financial Officer. Prior to joining AECOM, Mr. Burke was with the accounting firm KPMG LLP, serving in various leadership positions. Mr. Burke brings to the Board of Directors his deep expertise in accounting and finance, his experience as a CEO, and his involvement in projects throughout the world.

Pierre Dufour

Age: 64

Director since: 2010

Common stock owned: 30,285(3)

Percent of class: *

Former Principal Occupation or Position: Senior Executive Vice President of Air Liquide Group (a leading provider of gases for industry, health, and the environment) from 2007 – July 2017.

Directorships of Other Publicly-Owned Companies: Director of Air Liquide S.A. Director of National Grid plc. within the past five years.

Qualifications and Career Highlights: Prior to retiring in July 2017, Mr. Dufour served as Senior Executive Vice President of Air Liquide Group, the world leader in gases for industry, health, and the environment. Having joined Air Liquide in 1997, Mr. Dufour was named Senior Executive Vice President in 2007. Mr. Dufour’s tenure with Air Liquide Group included supervision of operations in the Americas, Africa-Middle East, and Asia-Pacific zones, and he also was responsible for Air Liquide’s industrial World Business Lines, Engineering and Construction. Mr. Dufour was elected to the board of Air Liquide S.A. in May 2012. Mr. Dufour’s qualifications to serve as a director of our company include his substantial leadership, engineering, operations management, and international business experience.

Terrell K. Crews

Age: 64

Director since: 2011

Common stock owned: 35,608(2)

Percent of class: *

Former Principal Occupation or Position: Executive Vice President, Chief Financial Officer and Vegetable Business Chief Executive Officer of

Monsanto Company (an agricultural company) from 2007 – 2009.

Directorships of Other Publicly-Owned Companies: Director of WestRock Company and Hormel Foods Corporation.

Qualifications and Career Highlights: Mr. Crews retired from Monsanto Company in 2009. He served as Executive Vice President, Chief Financial Officer and Vegetable Business CEO for Monsanto Company from 2007 to 2009, and Executive Vice President and Chief Financial Officer from 2000 to 2007. Mr. Crews brings to the Board of Directors extensive expertise in finance and related functions, as well as significant knowledge of corporate development, agri-business, and international operations.

Donald E. Felsinger

Age: 72

Director since: 2009

Common stock owned: 126,676(4)

Percent of class: *

Former Principal Occupation or Position: Executive Chairman of Sempra Energy (an energy services company) from 2011 – December 2012.

Directorships of Other Publicly-Owned Companies: Lead Director of Northrop Grumman Corporation. Director of Gannett Co., Inc. within the past five years.

Qualifications and Career Highlights: Mr. Felsinger brings extensive experience as a board member, chair and CEO with Fortune 500 companies. Mr. Felsinger retired as Executive Chairman of Sempra Energy in December 2012. His leadership roles at Sempra Energy and other companies have allowed him to provide the Board of Directors with his expertise in mergers and acquisitions, environmental matters, corporate governance, strategic planning, engineering, finance, human resources, compliance, risk management, international business, and public affairs.

8	ADM Proxy Statement 2020

Proposal No. 1 — Election of Directors for a One-Year Term

Director Nominees

Suzan F. Harrison

Age: 62

Director since: 2017

Common stock owned: 10,893(1)

Percent of class: *

Former Principal Occupation or Position: President of Global Oral Care at Colgate-Palmolive Company (a global household and consumer products company) from 2011 – 2019; President of Hill’s Pet Nutrition Inc. North America from 2009 – 2011; Vice President, Marketing for Colgate U.S. from 2006 – 2009.

Directorships of Other Publicly-Owned Companies: Director of WestRock Company.

Qualifications and Career Highlights: Ms. Harrison retired in 2019 as the President of Global Oral Care at Colgate-Palmolive Company, a worldwide consumer products company focused on the production, distribution, and provision of household, health care, and personal products. She was previously President of Hill’s Pet Nutrition Inc. North America, a position she held from 2009 to 2011. Additionally, she served as Vice President, Marketing for Colgate U.S. from 2006 to 2009, and Vice President and General Manager of Colgate Oral Pharmaceuticals, North America and Europe from 2005 to 2006. Previously, Ms. Harrison held a number of leadership roles at Colgate commencing in 1983. Ms. Harrison’s qualifications to serve as a director of our company include her extensive leadership, management, operations, marketing, and international experience.

Patrick J. Moore

Age: 65

Director since: 2003

Common stock owned: 64,497(1)

Percent of class: *

Principal Occupation or Position: President and Chief Executive Officer of PJM Advisors, LLC (an investment and advisory firm) since 2011; Chief

Executive Officer of Smurfit-Stone Container Corporation from
2010 – 2011(6).

Directorships of Other Publicly-Owned Companies: Chairman of Energizer Holdings, Inc.

Qualifications and Career Highlights: Mr. Moore retired as Chief Executive Officer of Smurfit-Stone Container Corporation in 2011, and held positions of increasing importance at Smurfit-Stone and related companies since 1987. Prior to 1987, Mr. Moore served 12 years at Continental Bank in various corporate lending, international banking, and administrative positions. Mr. Moore brings to the Board of Directors his substantial experience in leadership, banking and finance, strategy development, sustainability, and operations management.

Juan R. Luciano

Age: 58

Director since: 2014

Common stock owned: 2,777,280 (5)

Percent of class: *

Principal Occupation or Position: Chairman of the Board, Chief Executive Officer and President since January 2016; Chief Executive Officer and

President from January 2015 - January 2016; President and Chief Operating Officer from February 2014 – December 2014; Executive Vice President and Chief Operating Officer from 2011 – February 2014.

Directorships of Other Publicly-Owned Companies: Director of Eli Lilly and Company.

Qualifications and Career Highlights: Mr. Luciano joined ADM in 2011 as executive vice president and chief operating officer, was named president in February 2014, was named Chief Executive Officer in January 2015, and was named Chairman of the Board in January 2016. Mr. Luciano has overseen the commercial and production activities of ADM’s Corn, Oilseeds, and Agricultural Services businesses, as well as its research, project management, procurement, and risk management functions. He also has overseen the company’s operational excellence initiatives, which seek to improve productivity and efficiency companywide. He has led the company’s efforts to improve its capital, cost, and cash positions. Previously, Mr. Luciano was with The Dow Chemical Company, where he last served as executive vice president and president of the performance division.

Francisco J. Sanchez

Age: 60

Director since: 2014

Common stock owned: 25,587(7)

Percent of class: *

Principal Occupation or Position: Senior Managing Director of Pt. Capital (a private equity firm) and Chairman of CNS Global Advisors (an international trade and investment consulting firm) since November 2013; Under Secretary for International Trade, U.S. Department of Commerce from 2010 – November 2013.

Directorships of Other Publicly-Owned Companies: Director of Good Resources Holdings Ltd. within the past five years.

Qualifications and Career Highlights: Mr. Sanchez is the founder and chairman of the board of CNS Global Advisors, a firm focused on international trade and investment. In addition, he is a Senior Managing Director at Pt. Capital, a private equity firm focused on responsible investments in the Pan Arctic. In 2009, President Obama nominated Mr. Sanchez to be the Under Secretary for International Trade at the U.S. Department of Commerce. He was later unanimously confirmed by the U.S. Senate. Mr. Sanchez served in that role until November 2013. There he was responsible for strengthening the competitiveness of U.S. industry, promoting trade and investment, enforcing trade laws and agreements, and implementing the President’s National Export Initiative. Mr. Sanchez brings to the Board of Directors substantial experience in public policy, international trade, and international investment.

ADM Proxy Statement 2020	9

Proposal No. 1 — Election of Directors for a One-Year Term

Director Nominees

Debra A. Sandler

Age: 60

Director since: 2016

Common stock owned: 14,681(1)

Percent of class: *

Principal Occupation or Position: President of LaGrenade Group, LLC (a marketing consulting firm) since October 2015; Chief Health and

Wellbeing Officer of Mars, Inc. from July 2014 – July 2015; President, Chocolate, North America of Mars, Inc. from April 2012 – July 2014; Chief Consumer Officer of Mars Chocolate North America from 2009 – March 2012.

Directorships of Other Publicly-Owned Companies: Director of Gannett Co., Inc.

Qualifications and Career Highlights: Ms. Sandler is currently President of LaGrenade Group, LLC, a marketing consultancy she founded to advise consumer packaged goods companies operating in the Health and Wellness space. She was previously Chief Health and Wellbeing Officer of Mars, Inc., a position she held from July 2014 to July 2015. Additionally, she served as President, Chocolate, North America from April 2012 to July 2014, and Chief Consumer Officer, Mars Chocolate North America from November 2009 to March 2012. Prior to joining Mars, Ms. Sandler spent 10 years with Johnson & Johnson in a variety of leadership roles. She currently serves on the board of Gannett Co., Inc. Ms. Sandler has strong marketing and operating experience and a proven record of creating, building, enhancing, and leading well-known consumer brands as a result of the leadership positions she has held with Mars, Johnson & Johnson, and PepsiCo.

Kelvin R. Westbrook

Age: 64

Director since: 2003

Common stock owned: 47,641(1)

Percent of class: *

Principal Occupation or Position: President and Chief Executive Officer of KRW Advisors, LLC (a consulting and advisory firm) since 2007;

Chairman and Chief Strategic Officer of Millennium Digital Media Systems, L.L.C. (a broadband services company) (“MDM”)(8) from 2006 – 2007.

Directorships of Other Publicly-Owned Companies: Director of T-Mobile USA, Inc. and Mosaic Company; Lead Independent Trust Manager of Camden Property Trust. Director of Stifel Financial Corp. within the past five years.

Qualifications and Career Highlights: Mr. Westbrook brings legal, media, and marketing expertise to the Board of Directors. He is a former partner of a national law firm, was the President, Chief Executive Officer, and co-founder of two large cable television and broadband companies, and was or is a member of the board of several high-profile companies, including T-Mobile USA, Inc. and the National Cable Satellite Corporation, better known as C-SPAN. Mr. Westbrook also previously served on the board of a multi-billion-dollar not-for-profit healthcare services company.

Lei Z. Schlitz

Age: 53

Director since: 2019

Common stock owned: 3,137(1)

Percent of class: *

Principal Occupation or Position: Executive Vice President, Automotive OEM at Illinois Tool Works Inc. (a global multi-industrial manufacturer) since

January 2020; Executive Vice President, Food Equipment at Illinois Tool Works from September 2015 – January 2020; Group President, Worldwide Ware-Wash, Refrigeration, and Weigh/Wrap Businesses at Illinois Tool Works from 2011 – December 2015; Vice President, Research & Development, and Head of ITW Technology Center at Illinois Tool Works from 2008 – 2011.

Qualifications and Career Highlights: Dr. Schlitz is currently Executive Vice President of the Automotive OEM segment at Illinois Tool Works Inc., a publicly held, global multi-industrial manufacturer. She oversees a global business involving the design and manufacture of fasteners, interior and exterior components, and powertrain and braking systems for automotive OEMs and their top-tier suppliers around the world. Previously, she has served in leadership roles at Illinois Tool Works, serving as Executive Vice President of the Food Equipment segment, a global commercial food equipment business, serving institutional, industrial, restaurant, and retail customers around the world, and the group president of various food equipment businesses and leading research and development efforts. Dr. Schlitz brings extensive leadership experience in strategy development, growth initiatives, and operational excellence.

10	ADM Proxy Statement 2020

Proposal No. 1 — Election of Directors for a One-Year Term

Director Experiences, Qualifications, Attributes, and Skills; Board Diversity

* Less than 1% of outstanding shares

(1) Consists of stock units allocated under our Stock Unit Plan that are deemed to be the equivalent of outstanding shares of common stock for valuation purposes.

(2) Includes 34,848 stock units allocated under our Stock Unit Plan.

(3) Includes 22,585 stock units allocated under our Stock Unit Plan.

(4) Includes 66,676 stock units allocated under our Stock Unit Plan and 60,000 shares held in trust.

(5) Includes 440,574 shares held in trust, 238 shares held by a family-owned limited liability company, and 1,766,494 shares that are unissued but are subject to stock options exercisable within 60 days.

(6) Smurfit-Stone Container Corporation and its U.S. and Canadian subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in January 2009.

(7) Includes 21,217 stock units allocated under our Stock Unit Plan.

(8) Broadstripe, LLC (formerly MDM) and certain of its affiliates filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in January 2009, approximately fifteen months after Mr. Westbrook resigned from MDM.

DIRECTOR EXPERIENCES, QUALIFICATIONS, ATTRIBUTES, AND SKILLS; BOARD DIVERSITY

In assessing an individual’s qualifications to become a member of the Board, the Nominating/Corporate Governance Committee may consider various factors including education, experience, judgment, independence, integrity, availability, and other factors that the Committee deems appropriate. The Nominating/Corporate Governance Committee strives to recommend candidates that complement the current board members and other proposed nominees so as to further the objective of having a board that reflects a diversity of background and experience with the necessary skills to effectively perform the functions of the Board and its committees. In addition, the Committee considers personal characteristics of nominees and current board members, including race, gender, and geographic origin, in an effort to obtain a diversity of perspectives on the Board.

The specific experience, qualifications, attributes, and skills that qualify each of our directors to serve on the Board are described in the biographies above and in the Proxy Summary under “Director Nominee Qualifications and Experience” on page 3 and “Director Nominee Diversity, Age, Tenure, and Independence” on page 4.

DIRECTOR NOMINATIONS FROM STOCKHOLDERS

The Nominating/Corporate Governance Committee will consider nominees recommended by a stockholder, provided that the stockholder submits the nominee’s name in a written notice delivered to our Secretary at our principal executive offices not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding annual stockholders’ meeting. However, if the annual meeting is called for a date that is not within 30 days before or after such anniversary date, the notice must be received at our principal executive offices not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made (whichever first occurs). Different notice delivery requirements may apply if the number of directors to be elected at an annual meeting is being increased, and we do not make a public announcement naming all of the nominees or specifying the size of the increased board at least 100 days prior to the first anniversary of the preceding year’s annual meeting. Any notice of a stockholder nomination must set forth the information required by Section 1.4(c) of our bylaws, and must be accompanied by a written consent from the proposed nominee to being named as a nominee and to serve as a director if elected, a written representation and agreement from the proposed nominee attesting to certain facts set forth in Section 1.4(c)(2) of our bylaws, and a written statement from the proposed nominee as to whether he or she intends, if elected, to tender the advance, contingent, irrevocable resignation that would become effective should the individual fail to receive the required vote for re-election at the next meeting of stockholders. Stockholders may also have the opportunity to include nominees in our proxy statement by complying with the requirements set forth in Section 1.15 of our bylaws. All candidates, regardless of the source of their recommendation, are evaluated using the same criteria.

ADM Proxy Statement 2020	11

Board Leadership and Oversight

Board Leadership Structure

Our company’s Board of Directors does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated, because the Board believes it is in the best interest of our company to make this determination based on the position and direction of the company and the constitution of the Board and management team. The Board regularly evaluates whether the roles of Chief Executive Officer and Chairman of the Board should be combined or separated. The Board’s implementation of a careful and seamless succession plan over the past several years demonstrates that the Board takes seriously its responsibilities under the Corporate Governance Guidelines to determine who should serve as Chairman at any point in time in light of the specific circumstances facing our company. After careful consideration, the Board has determined that having Mr. Luciano, our company’s Chief Executive Officer, serve as Chairman is in the best interest of our stockholders at this time. The Chief Executive Officer is responsible for the day-to-day management of our company and the development and implementation of our company’s strategy, and has access to the people, information, and resources necessary to facilitate board function. Therefore, the Board believes at this time that combining the roles of Chief Executive Officer and Chairman contributes to an efficient and effective board.

The independent directors elect a Lead Director at the Board’s annual meeting. Mr. Felsinger is currently serving as Lead Director. The Board believes that having an independent Lead Director provides the Board with independent leadership and facilitates the independence of the Board from management. The Nominating/Corporate Governance Committee regularly evaluates the responsibilities of the Lead Director and considers current trends regarding independent board leadership. In the last few years, the Board has enhanced the Lead Director’s responsibilities, as set forth in the Corporate Governance Guidelines, in connection with determining performance criteria for evaluating the Chief Executive Officer, evaluating the Board, committees, and individual directors, and planning for management succession. In accordance with our Corporate Governance Guidelines, the Lead Director: (i) presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, and regularly meets with the Chairman and Chief Executive Officer for discussion of appropriate matters arising from these sessions; (ii) coordinates the activities of the other independent directors and serves as liaison between the Chairman and the independent directors; (iii) consults with the Chairman and approves all meeting agendas, schedules, and information provided to the Board, and may, from time to time, invite corporate officers, other employees, and advisors to attend Board or committee meetings whenever deemed appropriate; (iv) interviews, along with the Chairman and the Chair and members of the Nominating/Corporate Governance Committee, all director candidates and makes recommendations to the Nominating/Corporate Governance Committee; (v) advises the Nominating/Corporate Governance Committee on the selection of members of the board committees; (vi) advises the board committees on the selection of committee chairs; (vii) works with the Chairman and Chief Executive Officer to propose a schedule of major discussion items for the Board; (viii) guides the Board’s governance processes; (ix) provides leadership to the Board if circumstances arise in which the role of the Chairman or Chief Executive Officer may be, or may be perceived to be, in conflict; (x) has the authority to call meetings of the independent directors; (xi) if requested by major stockholders, ensures that he or she is available for consultation and direct communication; (xii) leads the non-management directors in determining performance criteria for evaluating the Chief Executive Officer and coordinates the annual performance review of the Chief Executive Officer; (xiii) works with the Chair of the Compensation/Succession Committee to guide the Board’s discussion of management succession plans; (xiv) works with the Chair and members of the Nominating/Corporate Governance Committee to facilitate the evaluation of the performance of the Board, committees, and individual directors; (xv) works with the Chair and members of the Sustainability and Corporate Responsibility Committee to set sustainability and corporate responsibility objectives; and (xvi) performs such other duties and responsibilities as the Board may determine.

In addition to electing a Lead Director, our independent directors facilitate the Board’s independence by meeting frequently as a group and fostering a climate of transparent communication. The high level of contact between our Lead Director and our Chairman between board meetings and the specificity contained in the Board’s delegation of authority parameters also serve to foster effective board leadership.

12	ADM Proxy Statement 2020

Board Leadership and Oversight

Board Role in Risk Oversight

Board Role in Risk Oversight

Management is responsible for day-to-day risk assessment and mitigation activities, and our company’s Board of Directors is responsible for risk oversight, focusing on our company’s overall risk management strategy, our company’s degree of tolerance for risk, and the steps management is taking to manage our company’s risks. While the Board as a whole maintains the ultimate oversight responsibility for risk management, the committees of the Board can be assigned responsibility for risk management oversight of specific areas. The Audit Committee currently maintains responsibility for overseeing our company’s enterprise risk management process and regularly discusses our company’s major risk exposures, the steps management has taken to monitor and control such exposures, and guidelines and policies to govern our company’s risk assessment and risk management processes. The Audit Committee periodically reports to the Board of Directors regarding significant matters identified with respect to the foregoing.

Management has established an Enterprise Risk Management Committee consisting of a Chief Risk Officer and personnel representing multiple functional and regional areas within our company, with broad oversight of the risk management process.

BOARD OF DIRECTORS

Audit Committee

•  assists the Board in fulfilling its oversight responsibility to the stockholders relating to the company’s major risk exposures

•  oversees the company’s enterprise risk management process

•  regularly discusses the steps management has taken to monitor and control risk exposure

•  regularly reports to the Board regarding significant matters identified

Nominating/Corporate Governance Committee • assigns oversight of specific areas of risk to other committees • recommends director nominees who it believes will capably assess and monitor risk

Compensation/ Succession Committee

•  assesses potential risks associated with compensation decisions

•  engages an independent outside consultant every other year to review the company’s compensation programs and evaluate the risks in such programs; the consultant attends all committee meetings to advise the committee

Sustainability and

Corporate

Responsibility

Committee

•  has oversight responsibility for sustainability and corporate responsibility matters, including workplace safety, process safety, environmental, social well-being, diversity and inclusion, corporate giving, community relations, compliance with sustainability and corporate responsibility laws and regulations, and ADM’s performance relating to sustainability and corporate responsibility goals and industry benchmarks

SENIOR MANAGEMENT

Enterprise Risk Management Committee

•  ensures implementation and maintenance of a process to identify, evaluate, and prioritize risks to our company’s objectives

•  ensures congruence of risk decisions with our company’s values, policies, procedures, measurements, and incentives or disincentives

•  supports the integration of risk assessment and controls into mainstream business processes, planning, and decision-making

•  identifies roles and responsibilities across our company in regard to risk assessment and control functions

•  promotes consistency and standardization in risk identification, reporting, and controls across our company

•  ensures sufficient information capabilities and information flow to support risk identification and controls and alignment of technology assets

•  regularly evaluates the overall design and operation of the risk assessment and control process, including development of relevant metrics and indicators

•  reports regularly to senior management and the Board regarding the above-described processes and the most significant risks to our company’s objectives

ADM Proxy Statement 2020	13

Board Leadership and Oversight

Sustainability and Corporate Responsibility

Sustainability and Corporate Responsibility

Our commitment to change and growth goes beyond our products and services. At ADM, sustainable practices and a focus on environmental responsibility are not separate from our primary business: they are integral to the work we do every day to serve customers and create value for stockholders. We have aligned our efforts with the United Nations (UN) Sustainable Development Goals which serve as a road map to achieve a better future for all. Specifically, we are focusing our efforts toward Zero Hunger, Clean Water and Sanitation, Climate Action, and Life On Land.

Our sustainability efforts are led by our Chief Sustainability Officer, who is supported by regional sustainability teams. Sustainability-related risks are reviewed quarterly through the Enterprise Risk Management process. In 2019, our company’s Board of Directors created a Sustainability and Corporate Responsibility Committee. This committee has oversight of sustainability and corporate responsibility matters. Sustainability topics are also presented to the full Board.

See the table below for additional information and highlights related to our sustainability efforts.

SUSTAINABILITY HIGHLIGHTS
Climate Action	Clean Water and Sanitation

•  We address climate change through three main pathways:

•  renewable product and process innovations, such as our carbon sequestration project in Decatur, Illinois,

•  supply chain commitments, such as our Commitment to No-Deforestation, and

•  a strategic approach to operational excellence which emphasizes enhancing the efficiency of our production plants throughout our global operations, including through a centralized energy management team that enables us to identify and share successful programs across business or geographic regions.

•  See the charts below illustrating our progress toward our greenhouse gas emissions and energy intensity goals:

•  We aim to conserve water and improve water quality through:

•  supply chain projects specifically focusing on water conservation and improving water quality,

•  water-reduction efforts and efficiency improvement projects in our own operations, which have resulted in a reduction of 2.6 billion gallons of water per year, and

•  the Ceres and World Wildlife Fund AgWater Challenge, through which we have set measurable, time-bound commitments to mitigate water risks, reduce water impacts associated with key commodities, and provide support and education to growers about water stewardship practices.

•  See the chart below illustrating our progress toward our water-reduction goals:

14	ADM Proxy Statement 2020

Board Leadership and Oversight

Board Role in Overseeing Political Activities

Zero Hunger	Life On Land

•  We support the UN efforts to eliminate world hunger by connecting the harvest to the home:

•  with a vast and diverse global value chain that includes approximately 480 crop procurement locations, approximately 350 ingredient manufacturing facilities, approximately 55 innovation centers, and the world’s premier crop transportation network,

•  through our corporate social investment program, ADM Cares, which supports food security and hunger relief projects globally,

•  through sustainable sourcing, certification and sustainable agriculture programs across the globe, and

•  in 2019, through an ADM Cares grant, we committed $1M to help create and implement an 18-month program to fight hunger for 50,000 people in Ethiopia and Kenya with a focus on women and children.

•  We are a responsible steward to our natural resources:

•  In 2015, we committed to no deforestation, no planting on peat, and no exploitation (No DPE) in our palm and South American soy supply chains through our Commitment to No-Deforestation.

•  In Brazil, we remain committed to the Amazon Soy Moratorium, and in the Brazilian Cerrado, we have digitally mapped 100% of our direct supply chain in the 25 municipalities at the greatest risk for land conversion.

•  We report our progress with respect to our No DPE efforts to the public at www.adm.com/progresstracker.

•  Over 800,000 acres of our supply chain is involved in sustainable agriculture initiatives.

•  In Illinois, ADM supported the S.T.A.R. program for growers which tripled its enrollment goal in 2019.

•  We require all ADM colleagues and suppliers to comply with ADM’s Human Rights Policy.

•  In 2019, we completed a human rights risk assessment for our global commodity supply chains.

For more information, please review our Corporate Sustainability Report, found at www.adm.com/sustainability.

Board Role in Overseeing Political Activities

The Board of Directors believes that participation in the political process is important to our business. We and our political action committee (ADMPAC) therefore support candidates for political office and organizations that share our pro-growth vision, our aspirations for the future of global agriculture, and our commitment to the people who depend on it for their lives and livelihoods. Decisions to support particular candidates and/or organizations are subject to fixed policies and determined by the company’s best interests, not the personal political preferences of our company’s executives. ADMPAC submits to the Federal Election Commission (FEC) regular, detailed reports on all federal political contributions, which reports are available to the public on the FEC’s website. Similarly, contributions to state candidates are disclosed to relevant state authorities and typically disclosed on individual states’ websites.

In addition to our contributions to individual candidates for public office and candidate committees, we also support a small number of so-called “527” groups, including the Democratic Governors Association, the Republican Governors Association, Ag America, and the Republican State Leadership Committee. We have not supported independent political expenditures or 501(c)(4) organizations. Finally, we have memberships in several industry, trade, and business associations representing agriculture and the business community. If a trade association engages in political activity, the amount of dues associated with this political advocacy is reported in our quarterly LD2 filings.

We engage in a centralized, deliberative process when making decisions about the company’s political participation to ensure that it complies with all applicable laws and makes appropriate disclosures. Contributions of greater than $1,000 typically require the approval of the board of directors of ADMPAC, a political action committee funded by our employees’ voluntary contributions. The ADMPAC board of directors is chaired by the vice president of state government relations and composed of employees who represent various areas of the company. Contributions of less than $1,000 may be authorized by the company’s vice president of government relations and vice president of state government relations.

The Board of Directors provides oversight of ADMPAC’s and the company’s political activities, political contributions, and compliance with relevant laws. At each quarterly board meeting, ADM management provides the Board of Directors with a detailed report on our political contributions in the previous quarter. Any member of the Board may obtain further detailed information concerning political contributions, trade associations, compliance with federal and state laws, or any other related topic.

For more information on ADM’s political policies and activities, please see https://www.adm.com/our-company/us-political-contributions.

ADM Proxy Statement 2020	15

Director Evaluations

Board, Committee, and Director Evaluations

The Board believes that a robust annual evaluation process is a critical part of its governance practices. Accordingly, the Nominating/Corporate Governance Committee oversees an annual evaluation of the performance of the Board of Directors, each committee of the Board, and each individual director. The Nominating/Corporate Governance Committee approves written evaluation questionnaires which are distributed to each director. The results of each written evaluation are provided to, and compiled by, an outside firm. Individual directors are evaluated by their peers in a confidential process. Our Lead Director works with the Chair and members of the Nominating/Corporate Governance Committee to facilitate the evaluation of the performance of the Board, committees, and individual directors, and delivers and discusses individual evaluation results with each director. The Chair of the Nominating/Corporate Governance Committee delivers and discusses the Lead Director’s individual evaluation with him or her. Results of the performance evaluations of the committees and the Board are discussed at appropriate committee meetings and with the full board.

The Board utilizes the results of these evaluations in making decisions on board agendas, board structure, committee responsibilities and agendas, and continued service of individual directors on the board.

Evaluation questionnaires are distributed Outside firm collects results Results are delivered and discussed with each director Other evaluations are discussed at committee meetings and with the full board

16	ADM Proxy Statement 2020

Independence of Directors

Independence of Directors

The Board of Directors has reviewed business and charitable relationships between our company and each non-employee director and director nominee to determine compliance with the NYSE standards and our bylaw standards, each described below, and to evaluate whether there are any other facts or circumstances that might impair a director’s or nominee’s independence. Based on that review, the Board has determined that ten of its eleven current members, Messrs. Burke, Crews, Dufour, Felsinger, Moore, Sanchez, and Westbrook, Ms. Harrison, Ms. Sandler, and Dr. Schlitz are independent. Mr. Luciano is not independent under the NYSE or bylaw standards because of his employment with us.

In determining that Mr. Burke is independent, the Board considered that, in the ordinary course of business, AECOM, of which Mr. Burke is Chairman and Chief Executive Officer, sold certain services to our company and purchased various products from our company on an arm’s-length basis during the fiscal year ended December 31, 2019. The Board determined that this arrangement did not exceed the NYSE’s threshold of 2.0% of AECOM’s consolidated gross revenues, that Mr. Burke does not have a direct or indirect material interest in such transactions, and that such transactions do not impair Mr. Burke’s independence.

In determining that Mr. Crews is independent, the Board considered that, in the ordinary course of business, WestRock Company, of which Mr. Crews is a director, purchased various products from our company and sold various products to our company and that Hormel Foods Corporation, of which Mr. Crews is a director, purchased certain commodity products from our company, all on an arm’s-length basis during the fiscal year ended December 31, 2019. The Board determined that these arrangements did not exceed the NYSE’s threshold of 2.0% of WestRock Company’s or Hormel Foods Corporation’s consolidated gross revenues, respectively, that Mr. Crews does not have a direct or indirect material interest in such transactions, and that such transactions do not impair Mr. Crews’ independence.

In determining that Mr. Dufour is independent, the Board considered that, in the ordinary course of business, Air Liquide Group, of which Mr. Dufour is a director, sold certain chemicals to our company on an arm’s-length basis during the fiscal year ended December 31, 2019. The Board determined that this arrangement did not exceed the NYSE’s threshold of 2.0% of Air Liquide Group’s consolidated gross revenues, that Mr. Dufour does not have a direct or indirect material interest in such transactions, and that such transactions do not impair Mr. Dufour’s independence.

In determining that Ms. Harrison is independent, the Board considered that, in the ordinary course of business, WestRock Company, of which Ms. Harrison is a director, purchased various products from our company and sold various products to our company, and that Colgate-Palmolive Company, of which Ms. Harrison was President of Global Oral Care until her retirement in 2019, purchased certain products from our company, all on an arm’s-length basis during the fiscal year ended December 31, 2019. The Board determined that these arrangements did not exceed the NYSE’s threshold of 2.0% of WestRock Company’s or Colgate-Palmolive Company’s consolidated gross revenues, that Ms. Harrison does not have a direct or indirect material interest in such transactions, and that such transactions do not impair Ms. Harrison’s independence.

In determining that Ms. Sandler is independent, the Board considered that, in the ordinary course of business, Gannett Co. Inc., of which Ms. Sandler is a director, sold certain products to our company on an arm’s-length basis during the fiscal year ended December 31, 2019. The Board determined that this arrangement did not exceed the NYSE’s threshold of 2.0% of Gannett Co. Inc.’s consolidated gross revenues, that Ms. Sandler does not have a direct or indirect material interest in such transactions, and that such transactions do not impair Ms. Sandler’s independence.

In determining that Dr. Schlitz is independent, the Board considered that, in the ordinary course of business, Illinois Tool Works Inc., of which Dr. Schlitz is Executive Vice President, Automotive OEM, sold certain equipment and services to our company on an arm’s-length basis during the fiscal year ended December 31, 2019. The Board determined that this arrangement did not exceed the NYSE’s threshold of 2.0% of Illinois Tool Works Inc.’s consolidated gross revenues, that Dr. Schlitz does not have a direct or indirect material interest in such transactions, and that such transactions do not impair Dr. Schlitz’s independence.

In determining that Mr. Westbrook is independent, the Board considered that, in the ordinary course of business, Mosaic Company, of which Mr. Westbrook is a director, sold fertilizer products to our company and purchased certain logistics and other services from our company and that T-Mobile US, Inc., of which Mr. Westbrook is a director, sold various products to our company, all on an

ADM Proxy Statement 2020	17

Independence of Directors

Independence of Directors

arm’s-length basis during the fiscal year ended December 31, 2019. The Board determined that these arrangements did not exceed the NYSE’s threshold of 2.0% of Mosaic Company’s or T-Mobile US, Inc.’s consolidated gross revenues, respectively, that Mr. Westbrook does not have a direct or indirect material interest in such transactions, and that such transactions do not impair Mr. Westbrook’s independence.

NYSE Independence

The listing standards of the New York Stock Exchange, or NYSE, require companies listed on the NYSE to have a majority of “independent” directors. Subject to certain exceptions and transition provisions, the NYSE standards generally provide that a director will qualify as “independent” if the Board affirmatively determines that he or she has no material relationship with our company other than as a director, and will not be considered independent if:

1.	the director or a member of the director’s immediate family is, or in the past three years has been, one of our executive officers or, in the case of the director, one of our employees;

2.

the director or a member of the director’s immediate family has received during any 12-month period within the last three years more than $120,000 per year in direct compensation from us other than for service as a director, provided that compensation received by an immediate family member for service as a non-executive officer employee is not considered in determining independence;

3.

the director or an immediate family member is a current partner of one of our independent auditors, the director is employed by one of our independent auditors, a member of the director’s immediate family is employed by one of our independent auditors and personally works on our audits, or the director or a member of the director’s immediate family was within the last three years an employee of one of our independent auditors and personally worked on one of our audits;

4.

the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of our executive officers at the same time serves or served on the compensation committee; or

5.

the director is a current employee of, or a member of the director’s immediate family is an executive officer of, a company that makes payments to, or receives payments from, us in an amount which, in any of the of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

Bylaw Independence

Section 2.8 of our bylaws also provides that a majority of the Board of Directors be comprised of independent directors. Under our bylaws, an “independent director” means a director who:

1.	is not a current employee or a former member of our senior management or the senior management of one of our affiliates;

2.	is not employed by one of our professional services providers;

3.	does not have any business relationship with us, either personally or through a company of which the director is an officer or a controlling shareholder, that is material to us or to the director;

4.	does not have a close family relationship, by blood, marriage, or otherwise, with any member of our senior management or the senior management of one of our affiliates;

5.	is not an officer of a company of which our Chairman or Chief Executive Officer is also a board member;

6.	is not personally receiving compensation from us in any capacity other than as a director; and

7.

does not personally receive or is not an employee of a foundation, university, or other institution that receives grants or endowments from us, that are material to us, the recipient, or the foundation, university, or institution.

18	ADM Proxy Statement 2020

Independence of Directors

Corporate Governance Guidelines

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that govern the structure and functioning of the Board and set forth the Board’s policies on governance issues. The guidelines, along with the written charters of each of the committees of the Board and our bylaws, are posted on our website, https://www.adm.com/investors/corporate-governance, and are available free of charge upon written request to ADM, Attention: Secretary, 77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601.

Independent Executive Sessions

In accordance with our Corporate Governance Guidelines, the non-management directors meet in executive session at least quarterly. If the non-management directors include any directors who are not independent pursuant to the Board’s determination of independence, at least one executive session each year includes only independent directors. The Lead Director, or in his or her absence, the chairman of the Nominating/Corporate Governance Committee, presides at such meetings of independent directors. The non-management directors met in independent executive session four times during fiscal year 2019.

ADM Proxy Statement 2020	19

Information Concerning Committees and Meetings

Board Meetings and Attendance at Annual Meetings of Stockholders

During the last fiscal year, the Board of Directors held six meetings. All incumbent directors attended 75% or more of the combined total meetings of the Board and the committees on which they served during such period. Our Corporate Governance Guidelines provide that all directors standing for election are expected to attend the annual meeting of stockholders. All director nominees standing for election at our last annual stockholders’ meeting held on May 1, 2019, attended that meeting, other than Mr. Alan Boeckmann and Mr. Dufour.

Information Concerning Committees and Meetings

The Board’s standing committees for the year ended December 31, 2019, consisted of the Audit, Compensation/Succession, Nominating/Corporate Governance, Sustainability and Corporate Responsibility, and Executive Committees. Each committee operates pursuant to a written charter adopted by the Board, available on our website, www.adm.com.

Audit Committee

The Audit Committee consists of Mr. Crews (Chairman), Mr. Dufour, Mr. Moore, Mr. Sanchez, Ms. Sandler, and Ms. Schlitz. The Audit Committee met nine times during the most recent fiscal year. All of the members of the Audit Committee were determined by the Board to be independent directors, as that term is defined in our bylaws, in the NYSE listing standards, and in Section 10A of the Exchange Act. No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such service would not impair such director’s ability to serve effectively on the Audit Committee.

The Audit Committee reviews:

1. the overall plan of the annual independent audit;

2. financial statements;

3. the scope of audit procedures;

4. the performance of our independent auditors and internal auditors;

5. the auditors’ evaluation of internal controls;

6. the company’s oversight of risk and the enterprise risk management program;

7. matters of legal and regulatory compliance;

8. the performance of our company’s compliance function;

9. business and charitable relationships and transactions between us and each non-employee director, director nominee, and executive officer to assess potential conflicts of interest and impairment of independence; and

10. the company’s earnings press releases and information provided to analysts and investors

For additional information with respect to the Audit Committee, see the sections of this proxy statement entitled “Report of the Audit Committee” and “Audit Committee Pre-Approval Policies.”

20	ADM Proxy Statement 2020

Information Concerning Committees and Meetings

Information Concerning Committees and Meetings

Compensation/Succession Committee

The Compensation/Succession Committee consists of Mr. Westbrook (Chairman), Mr. Burke, and Ms. Harrison. The Compensation/Succession Committee met four times during the most recent fiscal year. All of the members of the Compensation/Succession Committee were determined by the Board to be independent directors, as that term is defined in our bylaws and in the NYSE listing standards, including the NYSE listing standards specifically applicable to compensation committee members.

The Compensation/Succession Committee:

1. establishes and administers a compensation policy for senior management;

2. reviews and approves the compensation policy for all of our employees and our subsidiaries other than senior management;

3. approves all compensation elements with respect to our directors, executive officers, and all employees with a base salary of $500,000 or more;

4. reviews and monitors our financial performance as it affects our compensation policies or the administration of those policies;

5. establishes and reviews a compensation policy for non-employee directors;

6. reviews and monitors our succession plans;

7. approves awards to employees pursuant to our incentive compensation plans;

8. approves major modifications in the employee benefit plans with respect to the benefits that salaried employees receive under such plans; and

9. ensures succession processes are in place to aid business continuity.

The Compensation/Succession Committee provides reports to the Board of Directors and, where appropriate, submits actions to the Board of Directors for ratification. Members of management attend meetings of the committee and make recommendations to the committee regarding compensation for officers other than the Chief Executive Officer. In determining the Chief Executive Officer’s compensation, the committee considers the evaluation prepared by the non-management directors.

In accordance with the General Corporation Law of Delaware, the committee may delegate to one or more officers the authority to grant stock options to other officers and employees who are not directors or executive officers, provided that the resolution authorizing this delegation specifies the total number of options that the officer or officers can award. The charter for the Compensation/Succession Committee also provides that the committee may form subcommittees and delegate tasks to them.

For additional information on the responsibilities and activities of the Compensation/Succession Committee, including the committee’s processes for determining executive compensation, see the section of this proxy statement entitled “Compensation Discussion and Analysis.”

ADM Proxy Statement 2020	21

Information Concerning Committees and Meetings

Information Concerning Committees and Meetings

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee consists of Mr. Moore (Chairman), Mr. Burke, Mr. Crews, Ms. Sandler, and Mr. Westbrook. The Nominating/Corporate Governance Committee met four times during the most recent fiscal year. All of the members of the Nominating/Corporate Governance Committee were determined by the Board to be independent directors, as that term is defined in our bylaws and in the NYSE listing standards.

The Nominating/Corporate Governance Committee:

1. identifies individuals qualified to become members of the Board, including evaluating individuals appropriately suggested by stockholders in accordance with our bylaws;

2. recommends individuals to the Board for nomination as members of the Board and board committees;

3. develops and recommends to the Board a set of corporate governance principles applicable to the company;

4. assigns oversight of particular risk areas to other committees of the board;

5. leads the evaluation of the directors, the Board, and board committees; and

6. has oversight responsibility for certain of the company’s corporate objectives and policies.

Sustainability and Corporate Responsibility Committee

The Sustainability and Corporate Responsibility Committee consists of Ms. Harrison (Chairman), Mr. Dufour, Mr. Sanchez, and Ms. Schlitz. The Sustainability and Corporate Responsibility Committee met three times during the most recent fiscal year. All of the members of the Sustainability and Corporate Responsibility Committee were determined by the Board to be independent directors, as that term is defined in our bylaws and in the NYSE listing standards. For more information on the company’s sustainability and corporate responsibility efforts, see the section of this proxy statement entitled “Sustainability and Corporate Responsibility.”

The Sustainability and Corporate Responsibility Committee:

1. oversees objectives, goals, strategies, and activities relating to sustainability and corporate responsibility;

2. receives and reviews reports from management regarding strategies, activities, compliance, and regulations regarding sustainability and corporate responsibility;

3. has authority to obtain advice and assistance from internal or external advisors; and 4. leads the evaluation of the company’s performance related to sustainability and corporate responsibility.

Executive Committee

The Executive Committee consists of Mr. Luciano (Chairman), Mr. Felsinger (Lead Director), Mr. Crews (Chair of the Audit Committee), Ms. Harrison (Chair of the Sustainability and Corporate Responsibility Committee), Mr. Moore (Chair of the Nominating/Corporate Governance Committee), and Mr. Westbrook (Chair of the Compensation/Succession Committee). The Executive Committee did not meet during the most recent fiscal year. The Executive Committee acts on behalf of the Board to determine matters which, in the judgment of the Chairman of the Board, do not warrant convening a special board meeting but should not be postponed until the next scheduled board meeting. The Executive Committee exercises all the power and authority of the Board in the management and direction of our business and affairs except for matters which are expressly delegated to another board committee and matters that cannot be delegated by the Board under applicable law, our certificate of incorporation, or our bylaws.

22	ADM Proxy Statement 2020

Stockholder Outreach and Engagement; Code of Conduct

Stockholder Outreach and Engagement

As part of our commitment to effective corporate governance practices, in 2019 we reached out to many of our largest institutional stockholders to hold formal discussions with them to help us better understand the views of our investors on key topics. Our Lead Director (who, as provided in the Corporate Governance Guidelines, ensures that he is available for consultation and direct communication with major stockholders) and senior management participated in these meetings to discuss and obtain feedback on corporate governance, executive compensation, and other related issues important to our stockholders. We share stockholder feedback with the Board and its committees to enhance both our governance practices and transparency of these practices to our stockholders. We review the voting results of our most recent annual meeting of stockholders, the stockholder feedback received through our engagement process, the governance practices of our peers and other large companies, and current trends in governance as we consider enhancements to our governance practices and disclosure. We value our dialogue with our stockholders and believe our outreach efforts, which are in addition to our other communication channels available to our stockholders and interested parties, help ensure our corporate governance, compensation, and other related practices continue to evolve and reflect the insights and perspectives of our many stakeholders. We welcome suggestions from our stockholders on how the Board and management can enhance this dialogue in the future.

COMMUNICATIONS WITH DIRECTORS

We have approved procedures for stockholders and other interested parties to send communications to individual directors or the non-employee directors as a group. You should send any such communications in writing addressed to the applicable director or directors in care of the Secretary, ADM, 77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601. All correspondence will be forwarded to the intended recipients.

CODE OF CONDUCT

The Board has adopted a Code of Conduct that sets forth standards regarding matters such as honest and ethical conduct, compliance with law, and full, fair, accurate, and timely disclosure in reports and documents that we file with the SEC and in other public communications. The Code of Conduct applies to all of our directors, employees, and officers, including our principal executive officer, principal financial officer, and principal accounting officer. The Code of Conduct is available at our website, https://www.adm.com/our-company/the-adm-way/code-of-conduct, and is available free of charge upon written request to ADM, Attention: Secretary, 77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601. Any amendments to certain provisions of the Code of Conduct or waivers of such provisions granted to certain executive officers will be disclosed promptly on our website.

ADM Proxy Statement 2020	23

Executive Stock Ownership

Executive Officer Stock Ownership

The following table shows the number of shares of our common stock beneficially owned as of March 16, 2020, directly or indirectly, by each of the named executive officers.

Executive	Common Stock Beneficially Owned(1)	Options Exercisable Within 60 Days	Percent of Class

J. R. LUCIANO	2,777,280(2)	1,766,494	*

R. G. YOUNG	1,312,542(3)	912,636	*

V. F. MACCIOCCHI	226,920	74,488	*

G. A. MORRIS	315,246(4)	130,299	*

J. D. TAETS	540,601(5)	319,113	*

* Less than 1% of outstanding shares

(1) Includes for each director the following:

	Unvested RSUs	RSUs that vest within 60 days

J. R. Luciano	490,092	0

R. G. Young	171,913	0

V. F. Macciocchi	114,716	0

G. A. Morris	117,257	0

J. D. Taets	113,179	0

(2) Includes 440,574 shares held in trust, 238 shares held by a family-owned limited liability company, and stock options exercisable within 60 days.

(3) Includes 4,298 shares held in our Dividend Reinvestment Plan and stock options exercisable within 60 days.

(4) Includes 617 shares held in the 401(k) and ESOP and stock options exercisable within 60 days.

(5) Includes 934 shares held in the 401(k) and ESOP and stock options exercisable within 60 days.

Common stock beneficially owned as of March 16, 2020, by all directors, director nominees, and executive officers as a group, numbering 19 persons including those listed above, is 7,121,648 shares representing 1.27% of the outstanding shares, of which 293,037 shares represent stock units allocated under our Stock Unit Plan for Nonemployee Directors, 5,055 shares are held in the 401(k) and ESOP, 4,298 shares are held in our Dividend Reinvestment Plan, 4,124,510 shares are unissued but are subject to stock options exercisable within 60 days, and no shares are subject to pledge.

24	ADM Proxy Statement 2020

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the compensation of the following named executive officers, or NEOs:

Name	Title	Time with ADM (as of March 2020)

Juan R. Luciano	Chairman, Chief Executive Officer and President	8 years, 11 mos.

Ray G. Young	Executive Vice President and Chief Financial Officer	9 years, 4 mos.

Vincent F. Macciocchi	Senior Vice President, President, Nutrition, and Chief Sales and Marketing Officer	7 years, 9 mos.*

Greg A. Morris	Senior Vice President and President, Ag Services and Oilseeds	25 years, 2 mos.

Joseph D. Taets	Senior Vice President and President, Global Business Readiness and Global Procurement	31 years, 10 mos.

* includes tenure at a predecessor company that ADM acquired in 2014.

ADM Proxy Statement 2020	25

Compensation Discussion and Analysis

Executive Summary

Executive Summary

OUR COMPENSATION PHILOSOPHY AND OBJECTIVES

ADM unlocks the power of nature to provide access to nutrition worldwide. ADM is a global leader in human and animal nutrition and one of the world’s premier agricultural origination and processing companies. In order to do this, we must attract, engage, and retain highly talented individuals who are committed to our core values of integrity, excellence, and respect for others. Our compensation programs are designed to help us achieve these goals while balancing the long-term interests of our shareholders. Our compensation and benefit programs are based on the following objectives:

•	We reinforce a high-performance culture by linking both long- and short-term compensation with individual and company performance while discouraging excessive risk-taking;

•	We structure executive compensation packages to include a significant percentage of variable equity awards to ensure executives remain focused on company performance and shareholder returns;

•	We reward senior executives for creating value for our stockholders, demonstrating excellence in leadership, and successfully implementing our business strategy;

•	We provide market-competitive compensation that reflects the level of job impact and responsibilities and helps us attract and retain high quality executive talent; and

•	We structure our compensation and benefit programs to have consistent features for employees and executives across the organization to encourage and reward everyone who contributes to ADM’s success.

When designing our executive compensation programs, management and the Compensation/Succession Committee consider shareholder feedback received during our annual say-on-pay vote and regular engagement process.

2019 PERFORMANCE HIGHLIGHTS

In 2019, ADM managed effectively through a difficult operating environment including trade disruptions and unusual weather events in the United States. Despite the external environment,

we kept our focus on strong execution, continued improvement efforts, and delivering winning solutions for our customers. Here are some things ADM achieved in 2019:

•	We grew the Nutrition segment operating profit by 23% year-over-year.

•	We created a global leader in animal nutrition with the addition of Neovia in January 2019 and we are ahead of our synergy targets by the end of 2019.

•	We continued to expand our leadership position in fast-growing consumer trend areas, such as alternative proteins.

•	We expanded our unparalleled array of products and solutions by adding citrus leaders Florida Chemical and Ziegler, as well as signing a deal to acquire the botanical capabilities of Yerbalatina.

•	We crushed record level global oilseeds volumes in 2019 as we capitalized on strong global demand and benefited from other efficiencies and expanded footprint.

•	We executed improvements in targeted businesses and the enterprise, including a significant turnaround of our Golden Peanut and Tree Nut subsidiary.

•	We turned in a year of record profitability in our refined oils business.

•	We met ambitious Readiness goals for the year, including training for 31,000 employees on Ability to Execute.

Although adjusted earnings per share declined from 2018, we delivered adjusted return on invested capital (Adjusted ROIC) over weighted average cost of capital (WACC) and generated positive economic value added. Highlights of our 2019 financial performance include:

•	adjusted earnings per share of $3.24;

•	trailing four-quarter average adjusted return on invested capital (Adjusted ROIC) of 7.5%, 75 basis points above our 2019 weighted average cost of capital (WACC) of 6.75%;

•	Generated positive economic value add of $213 million; and

•	Adjusted EBITDA of $3.509 billion.[1]

1 Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization, adjusted to exclude the impact of certain items) and Adjusted ROIC (return on invested capital, adjusted to exclude the impact of certain items) are financial measures that have not been calculated in accordance with generally accepted accounting principles (“GAAP”). Annex A to this Proxy Statement offers more detailed definitions of these terms, a reconciliation of each to the most directly comparable GAAP financial measure, and related disclosures about the use of these non-GAAP financial measures. In May 2019, our Reserve, Louisiana facility suffered a shipping accident caused by a third party. This accident resulted in property damage and forced us to cease operations at the facility until repairs are completed. We expect to collect reimbursement for our losses, estimated at $27 million for 2019. In calculating Adjusted EBITDA for 2019, the Compensation/Succession Committee chose to recognize this $27 million. This amount will be deducted from any calculation performed in connection with the 2020 annual cash incentive awards so as not to double-count the effects of such adjustment.

26	ADM Proxy Statement 2020

Compensation Discussion and Analysis

Executive Summary

We also continued executing the most sweeping portfolio transformation in the 117-year history of the company. Since 2014, we have acquired, invested in, or partnered with approximately 30 companies and divested 11 businesses to expand and focus our product portfolio. We accomplished this transformation while taking billions of dollars in run-rate costs out of the business, including delivering $250 million in accrued net benefits from our Readiness program in 2019. We also have returned $9.5 billion to shareholders since 2014 — with $940 million of that going to shareholders in 2019 alone.

OVERVIEW OF OUR COMPENSATION PROGRAM

Total direct compensation for ADM executives is delivered through a mix of cash and equity awards that emphasize multiple performance factors tied to stockholder value creation over near-, mid- and longer-term time horizons. The three key elements of our compensation program are base salary, annual cash incentive awards, and long-term equity incentive (LTI) awards.

We believe our salaries and performance-based annual cash incentive awards encourage and reward current business results, with a significant emphasis on strategic goals. In contrast, our LTI awards reward sustained performance against critical metrics. Our executive stock ownership guidelines (discussed below under “Compensation Policies and Governance — Executive Stock Ownership”), which require executives to own meaningful amounts of ADM common stock, enhance our executives’ interest in attaining sustainable long-term results.

SIGNIFICANT 2019 COMPENSATION ACTIONS

In 2019, we granted a mix of performance stock units (PSUs) and time-based restricted stock units (RSUs) to the NEOs. The PSUs will vest, or not, based on ADM’s performance against specific goals over a three-year performance period that will end on December 31, 2021. The RSUs generally will vest on the same day if the recipient remains employed by ADM. For details, see “2019 Compensation Decisions — Equity-Based Long-Term Incentives.”

The Compensation/Succession Committee expanded the performance metrics for annual cash incentive awards granted in 2019. In the past, these awards were based solely on Adjusted EBITDA and Adjusted ROIC. Since 2017, we have retained those metrics, but each year we also have added specific and relevant strategic goals in order to drive participant engagement and positive outcomes. Strong results for these strategic goals can have a significant impact on annual bonuses. For details on the three strategic goals prescribed for the 2019 annual bonuses, see “2019 Executive Compensation Decisions — 2019 Annual Cash Incentives.”

Base salary increases for four of the NEOs in 2019 ranged from 3% to 7.7%. One NEO’s base salary was unchanged. For details, see “2019 Executive Compensation Decisions — Individual Compensation Decisions.” None of the NEOs received base salary increases in 2018, and only one (Mr. Luciano) has received a base salary increase in the past three years.

In 2019, the NEOs received, on average, 88% of their total target direct compensation in variable pay, and 71% of their total target direct compensation in equity awards. For these purposes, we consider the base salary paid in 2019, the annual cash incentive earned in 2019 (paid in early 2020), and the target award value of equity (the dollar amount of such awards as approved by the Compensation/Succession Committee) granted early in 2019 for the 2019-2021 performance period.

The charts below present the mix of total target direct compensation awarded or paid to the NEOs in 2019.

AVERAGE CEO PAY MIX 8.1% Base 16.7% Annual Incentive Bonus 75.2% Equity Award at Target 91.9% TOTAL VARIABLE PAY AVERAGE NEO PAY MIX 15.2% Base 17.2% Annual Incentive Bonus 67.6% Equity Award at Target 84.8% TOTAL VARIABLE PAY

ADM Proxy Statement 2020	27

Compensation Discussion and Analysis

Executive Summary

EXECUTIVE COMPENSATION BEST PRACTICES

We annually review all elements of NEO pay and, where appropriate for our business and talent objectives and our stockholders, may make changes to incorporate and update current best practices. The following table summarizes our current practices.

What We Do	What We Don’t Do

✓  Pay-for-performance: We tie compensation to performance by setting clear and challenging company financial goals and individual goals and having a majority of target total direct compensation consist of performance-based components.

X No guaranteed base salary increases: Base salary levels are reviewed every year, but there is no expectation of annual increases.

✓  Multiple performance metrics: Payouts of our annual cash incentives and long-term incentives are determined based on the weighted results for several financial performance measures over both the short and the long term to dissuade executives from focusing on particular metrics and disregarding others.

X No dividends paid on unvested performance awards: We do not pay dividends or credit dividend-equivalents on unvested performance-based awards.

✓  Aggressive stock ownership and retention requirements: Our NEOs and directors must comply with rigorous stock ownership and retention requirements, and they may not sell any company securities until those guidelines are satisfied.

X No hedging: We prohibit NEOs from engaging in hedging transactions with ADM securities.

✓  Compensation-related risk review: The Compensation/Succession Committee regularly reviews compensation-related risks, often with the assistance of independent consultants, to confirm that any such risks are not reasonably likely to have a material adverse effect on the company.

X No stock options: We have not granted stock options since 2016 and do not intend to resume granting them.

✓  Clawback policy: The company has a policy to enable us to recover previously paid cash and equity-based incentive compensation from executives in the event of a financial restatement, ethical misconduct, or other specified circumstances.

X No gross up of excise tax payments: We do not assist executives with taxes owed as a result of their compensation.

✓  Use of independent compensation consultants: The Compensation/Succession Committee retains two independent compensation consulting firms — one for customary compensation advice and one for assistance with a risk assessment — that perform no other consulting services for the company and have no conflicts of interest.

X No excessive executive perks: With the exception of certain benefits provided under our expatriate program, executive perquisites are restricted to executive physicals, company-provided life insurance, and (for the Chairman and CEO) limited personal use of company aircraft.

✓  Regular review of proxy advisor policies and corporate governance best practices: The Compensation/Succession Committee regularly considers the perspectives of outside authorities as they relate to our executive compensation programs.

X No excessive pledging: We prohibit executives from pledging company securities if they have not met stock ownership guidelines, and then we require advance approval of any pledging transaction from our General Counsel.

✓  Performance-based equity awards: Half of the NEOs’ annual LTI award opportunity is delivered in PSUs that may be earned only if the company achieves prescribed financial goals over a prospective three-year measurement period.

X No employment contracts: We do not have an employment contract with any executive officer.
✓ Double trigger requirement: Equity awards do not automatically vest in the event of a change in control. Instead, we impose a “double trigger” requirement to accelerate vesting.

✓  Peer group: We use the S&P 100 Industrials as a peer group to recognize that ADM has no direct competitor (in terms of size or focus) in the U.S. public markets and we recruit talent from a wide spectrum of organizations and industries.

28	ADM Proxy Statement 2020

Compensation Discussion and Analysis

How Executive Compensation is Determined

ADVISORY “SAY ON PAY” VOTE

At the 2019 Annual Meeting of Stockholders, approximately 86% of the votes in the advisory vote on executive compensation were favorable. The Compensation/Succession Committee believes that this strong level of support, and the similarly strong levels of support shown in prior years, affirms broad stockholder agreement with our pay-for-performance approach to executive compensation. Nevertheless, the committee made several substantive changes in the executive compensation programs for 2020. As more fully discussed below under “Changes to Compensation Plans Beginning in 2020,” the annual incentive plan will have a different payout formula, including a metric that reflects five business-critical strategic goals. The long-term incentive plan will replace the Adjusted EBITDA performance metric with a new metric — growth in operating profit in our Nutrition segment — and will use a more focused peer group for the relative TSR metric.

We routinely conduct extensive proactive outreach to significant institutional shareholders to understand and address issues of interest and to foster long-term cooperative relationships. The Compensation/
Succession Committee will continue to consider stockholder feedback and the results from advisory votes on executive compensation when approving compensation programs. For more information, see “Stockholder Outreach and Engagement.”

How Executive Compensation is Determined

THE ROLE OF THE COMPENSATION/SUCCESSION COMMITTEE

The Compensation/Succession Committee, which is composed solely of independent directors, is responsible for establishing ADM’s compensation philosophy and developing and administering compensation policies and programs consistent with this philosophy. When making compensation decisions, the Compensation/Succession Committee considers the company’s executive compensation objectives, described below.

Align executive and stockholder interests. We believe that a substantial portion of total compensation should be delivered in the form of equity in order to align the interests of our NEOs with the interests of our stockholders. Our RSU awards typically vest three years from the date of grant. Our PSU awards typically have a three-year performance period and vest only if certain performance goals are achieved.

We also protect our stockholders’ interest by including a clawback provision in agreements for long-term incentive awards to enable the company to recover awards if the recipient engages in any of a broad range of prohibited conduct, including violation of post-vesting non-competition and non-solicitation restrictions.

Enable the company to attract and retain top executive talent. Stockholders are best served when we can attract, retain, and motivate talented executives with compensation packages that are competitive and fair. As a large, global company engaged in multiple lines of business, our competition for talent — like our competition for business and investment — is broad. The company’s compensation program for NEOs delivers a mix of salary, annual cash incentives, and long-term incentives targeted to be market-competitive.

Reflect the company’s results. Our executive compensation program emphasizes variable, performance-based pay. The Compensation/Succession Committee assesses executive compensation packages in the aggregate, and considers each individual component as well. Base salary is reviewed annually. Annual cash incentives are paid if, and to the extent that, specified corporate goals and individual goals are attained. Performance-based equity compensation is assessed in a similar manner and is designed to reward measurable long-term results.

Internal equity. The Compensation/Succession Committee takes into account internal equity when determining the pay of the CEO and other NEOs. We provide the Committee with data on the compensation of other ADM non-executive employees in other pay grades and/or salary ranges and the Committee reviews such data when setting CEO and NEO pay.

THE ROLE OF THE BOARD

The Board approves the company’s business plan, which is one of the factors used to set financial and business objectives for incentive compensation. The independent directors establish and approve all performance criteria for evaluating the Chairman and CEO, annually evaluate the performance of the Chairman and CEO based on these criteria, and ratify his compensation. The board also may provide input and ratification on any additional compensation-related issues at the Compensation/Succession Committee’s request. The Board conducts an annual review of the company’s performance, which informs the calculation of performance-based incentives and decisions regarding compensation packages generally.

ADM Proxy Statement 2020	29

Compensation Discussion and Analysis

Components of Executive Compensation

THE ROLE OF THE INDEPENDENT COMPENSATION CONSULTANT

The Compensation/Succession Committee retained Pay Governance LLC as its independent executive compensation consultant. Pay Governance provides no other services to the company. The independent compensation consultant reports directly to the Compensation/
Succession Committee, and provides objective and expert analyses and independent advice on executive and director compensation and other matters in support of the committee’s responsibilities. Each Compensation/Succession Committee meeting includes an executive session where the committee meets exclusively with the independent consultant, without company management. Outside of these sessions, the independent consultant interacts with management solely on behalf of the Compensation/Succession Committee.

The Compensation/Succession Committee will only retain consultants that it believes will provide independent advice. The committee has assessed the independence of Pay Governance pursuant to the SEC’s and NYSE’s rules, and concluded that the work Pay Governance has performed and is expected to perform in the future does not raise any conflict of interest.

THE ROLE OF EXECUTIVES

Our Chairman and CEO assists the Compensation/Succession Committee in determining compensation for the NEOs other than himself. To that end, the Chairman and CEO assesses the performance of each of the other NEOs, both in terms of individual execution and with respect to the functions or business units they oversee. The Chairman and CEO also recommends to the Compensation/Succession Committee, but does not vote on, annual base salary adjustments, individual and group performance factors, and short- and long-term incentive award target levels for the other NEOs.

The company’s Senior Vice President of Human Resources oversees all employee compensation and administers our benefits programs under the oversight and direction of the Compensation/Succession Committee. The individual in that role prepares most of the materials for the Compensation/
Succession Committee meetings and provides analyses that assist the committee with its decisions, such as summaries of competitive market practices, summaries of the company’s succession-planning actions, and reports regarding the company’s performance. In addition, throughout the year, the Senior Vice President of Human Resources facilitates meetings with management to help the Compensation/Succession Committee gain a better understanding of company performance, and ensures that the committee receives a rigorous assessment of year-to-date performance at each of its meetings. The company’s executives leave meetings during discussions of individual compensation actions affecting them personally and during all executive sessions, unless requested to remain by the Compensation/Succession Committee.

Components of Executive Compensation

The company’s executive compensation program is built on a structure that emphasizes both short- and long-term performance. We believe our salaries and performance-based annual cash incentive awards encourage and reward current business results, while our LTI awards reward sustained performance, particularly when coupled with our stock ownership requirements.

When setting compensation levels, the Compensation/Succession Committee refers to data regarding compensation for comparable executives at large public companies with which ADM competes for executive talent. As described in greater detail below under the heading “Peer Group,” the Compensation/Succession Committee chose a broad external market peer group in the S&P 100 Industrials in order to capture a wide spectrum of compensation levels. In addition, the Compensation/Succession Committee considers company-wide internal equity when determining pay packages for the NEOs.

The following chart summarizes the direct compensation components and associated objectives of our fixed and performance-based pay for executives in 2019. Although the Compensation/Succession Committee has not adopted a policy for allocating the various elements of total direct compensation, the company places greater emphasis on variable pay for executives with more significant responsibilities because they have a greater capacity to affect the company’s performance and results.

30	ADM Proxy Statement 2020

Compensation Discussion and Analysis

Components of Executive Compensation

Components of Executive Compensation

	Pay Element		Objective	Performance Rewarded
FIXED	Annual	Base Salary	Recognize an individual’s role and responsibilities	Reviewed annually and set based on competitiveness versus the external market, individual performance, and internal equity
VARIABLE OR PERFORMANCE BASED	Annual	Annual Cash Incentive	Achieve annual goals measured in terms of financial, strategic, and individual performance linked to creation of stockholder value	Adjusted EBITDA, Adjusted ROIC, Individual Performance Factor, Accretion in Growth Investments, Improvements in Targeted Businesses, Readiness Performance
	Long-Term	Restricted Stock Units (“RSUs”) 50%	Align NEOs’ interests with stockholders’ interests and retain executive talent	Achievement of key drivers of stockholder value as evidenced in our share price
		Performance Share Units (“PSUs”) 50%	Align long-term performance with interests of stockholders and retain executive talent	Achievement of key drivers of company performance and stockholder value as evidenced by cumulative Adjusted EBITDA, average Adjusted ROIC, and relative total shareholder return (TSR)

SALARY

The Compensation/Succession Committee sets base salaries based on an executive’s position, skills, performance, experience, tenure, and responsibilities. The Compensation/Succession Committee annually assesses the competitiveness of base salary levels relative to salaries within the marketplace for similar executive positions, typically using the market median as a starting point. When assessing any salary adjustments for executives, the Compensation/Succession Committee also considers factors such as changes in responsibilities and corresponding changes in competitive marketplace levels. Base salaries are not expected to change every year. None of the NEOs received base salary increases in 2018, and, until this year, only one (Mr. Luciano) had received a base salary increase in the past three years.

ANNUAL CASH INCENTIVE

We pay an annual cash incentive only if ADM meets specified performance goals. The annual cash incentive program emphasizes company-wide performance objectives to encourage executives to focus on overall company success and leadership to generate the most value across the organization. Our assessment of company performance is directly tied to stockholder expectations: we require meaningful results for forward-looking metrics before any awards may be earned.

The 2019 annual cash incentive program was based on two key measures of financial performance — Adjusted EBITDA and Adjusted ROIC relative to annual WACC — with final awards also reflecting the Compensation/
Succession Committee’s informed judgment regarding individual performance, accretion in growth investments, improvements in targeted businesses, and Readiness performance. Cash incentive awards for 2019 were paid in the first quarter of 2020.

LTI AWARDS

Our long-term equity awards are based on company and market factors, including relative total stockholder return and achievement of financial milestones. The LTI awards granted in 2019 are part performance-based and part time-based, with an equal mix of PSUs and RSUs, to ensure that NEOs’ interests are aligned with the interests of our stockholders. LTI awards were granted to the NEOs in February 2019.

ADM Proxy Statement 2020	31

Compensation Discussion and Analysis

2019 Executive Compensation Decisions

2019 Executive Compensation Decisions

INDIVIDUAL COMPENSATION DECISIONS

The following tables summarize compensation decisions made by the Compensation/Succession Committee with respect to each of the NEOs for 2019. Details regarding the specific compensation elements and related payouts follow the individual summaries.

The award values shown below for LTI grants represent the dollar amount of such awards, at target, as approved by the Compensation/Succession Committee. These amounts differ from the grant date fair values of such awards as shown in the Grants of Plan-Based Awards Table and the Summary Compensation Table for two reasons: There is a lag between the equity award approval date and the grant date, and the valuation methodology the Compensation/Succession Committee uses in making its decisions differs from the valuation methodology required by the SEC for the compensation tables.

MR. LUCIANO Chairman and CEO

Base salary	Increased from $1,300,008 to $1,400,004
Target annual cash incentive	200% of base salary, or $2,800,000
Actual annual cash incentive	$2,898,000, or 207% of base salary
Long-term incentives	$13,000,000, divided equally between PSUs and RSUs

Significant accomplishments:

•   Executed key elements of our strategy, including Readiness efforts focused on continued process improvements across the organization, including significant progress with 1ADM.

•   Optimized the organizational structure to drive effectiveness and customer experience.

•   Drove continued transformation of the business portfolio by executing key M&A plans while divesting non-strategic assets.

•   Continued year-over-year safety improvements and advanced our Corporate Responsibility and Sustainability efforts, including advancement against our Diversity and Inclusion goals.

MR. YOUNG Executive Vice President and CFO

Base salary	Increased from $825,048 to $850,008
Target annual cash incentive	132% of base salary, or $1,125,000
Actual annual cash incentive	$1,164,375, or approximately 137% of base salary
Long-term incentives	$4,500,000, divided equally between PSUs and RSUs

Significant accomplishments:

•   Executed balanced capital allocation framework, which included funding significant acquisitions closed in 2019, while maintaining a solid balance sheet.

•   Implemented strong cost controls on corporate staff with continued advancement on centralization, simplification and process improvements initiatives, including 1ADM.

•   Led the corporate/enterprise workstream in Readiness, exceeding the targeted benefits.

•   Executive champion of targeted business improvements and supported enterprise intervention actions to help mitigate headwinds experienced in the year.

32	ADM Proxy Statement 2020

Compensation Discussion and Analysis

2019 Executive Compensation Decisions

MR. MACCIOCCHI Senior Vice President, President, Nutrition, and Chief Sales and Marketing Officer

Base salary	Increased from $640,008 to $675,000
Target annual cash incentive	100% of base salary, or $675,000
Actual annual cash incentive	$664,875, or 98.5% of base salary
Long-term incentives	$2,800,000, divided equally between PSUs and RSUs

Significant accomplishments:

•   Achieved 50% revenue growth and 23% adjusted operating profit growth, demonstrating our unparalleled value proposition to our customers; built a robust pipeline for future customer wins.

•   Closed on Neovia, creating a global animal nutrition business; integration completed and synergy opportunities ahead of schedule.

•   Expanded our production footprint with the opening of two animal nutrition centers in Decatur, IL and in Hoa Mac, Vietnam; also expanded our Beijing, China flavor facility.

•   Enhanced our capabilities with two citrus company acquisitions, Florida Chemical Company and Ziegler; signed a deal to acquire Yerbalitina, a leader in botanical extracts; expanded our position in plant-based proteins with a partnership with Marfrig, a Brazilian leader in protein; and commissioned ADM’s new pea protein facility.

MR. MORRIS Senior Vice President and President, Agricultural Services and Oilseeds

Base salary	Increased from $650,004 to $675,000
Target annual cash incentive	100% of base salary, or $675,000
Actual annual cash incentive	$664,875, or 98.5% of base salary
Long-term incentives	$2,800,000, divided equally between PSUs and RSUs

Significant accomplishments:

•   Consolidated the Origination business unit and Oilseeds business unit to create Ag Services and Oilseeds to drive synergy opportunities, and implemented harmonized risk management approach on the combined businesses.

•   Continued to simplify our business model and drive ROIC by deploying technology tools focused on margin expansion, expanding services to our suppliers and customers, extending our destination marketing capabilities and driving capital reduction of $300 million by monetizing non-core assets.

•   Achieved record level performance in Refined Products and Other, including biodiesel and Golden Peanut and Tree Nut.

•   Drove our Diversity and Inclusion goals.

MR. TAETS Senior Vice President and President, Global Business Readiness and Global Procurement

Base salary	Unchanged at $700,008
Target annual cash incentive	100% of base salary, or $700,000
Actual annual cash incentive	$794,500, or 113.5% of base salary
Long-term incentives	$2,800,000, divided equally between PSUs and RSUs

Significant accomplishments:

•   Spearheaded our Readiness program and delivered $250 million in accrued net benefits from 435 completed projects; trained 31,000 employees on Ability to Execute.

•   Achieved significant progress towards attaining our 2020 Readiness goal of $1.2 billion of run rate benefits.

•   Globalized and centralized global procurement to drive cost savings and efficiency in the organization.

•   Established and implemented strong processes for services procurement, travel & entertainment procurement and capital equipment procurement, allowing for significant savings in 2019 and beyond.

ADM Proxy Statement 2020	33

Compensation Discussion and Analysis

2019 Executive Compensation Decisions

2019 ANNUAL CASH INCENTIVES

The annual cash incentive program aligns rewards with business results measured against specific strategic goals. At the start of each fiscal year, the Compensation/Succession Committee approves target annual cash incentive levels, expressed as a percentage of salary, for each NEO. Actual awards paid are based on both company performance (75% weight) and individual and business unit performance (25% weight).

COMPANY PERFORMANCE COMPONENTS AND BONUS POOL FUNDING

The size of the bonus pool is determined by ADM’s Adjusted EBITDA, our results on a set of strategic initiatives, and the relationship between our return on invested capital (ROIC) and our weighted average cost of capital (WACC).2

Adjusted EBITDA

As a threshold matter, Adjusted EBITDA must exceed $1.4 billion — the cash flows required to fund dividends and interest for the year. If Adjusted EBITDA for 2019 had been less than $1.4 billion, ADM would not have paid any annual incentives to the NEOs. If Adjusted EBITDA for 2019 had been between $1.4 billion and $3.31 billion, the Compensation/Succession Committee would have had discretion to determine whether to fund the bonus pool, and by how much.

Any surplus amount of Adjusted EBITDA above $1.4 billion (“Surplus Adjusted EBITDA”) is multiplied by a factor ranging from 1.1% to 3.5%, as shown below, to create the initial bonus pool.

Surplus Adjusted EBITDA (Adjusted EBITDA less $1.4 billion)	Percentage of Surplus Adjusted EBITDA to fund the bonus pool

$3.1B & Above	3.5%

$2.9B - $3.09B	3.1%

$2.7B - $2.89B	2.6%

$2.5B - $2.69B	2.3%

$2.3B - $2.49B	1.8%

$2.1B - $2.29B	1.5%

$1.91B - $2.09B	1.1%

Strategic Initiatives

The initial funding amount determined by Adjusted EBITDA results may be adjusted upward based on the company’s achievements for three equally-weighted strategic goals:

Harvest Growth Investments. ADM must realize an increase in year-on-year operating profit from a specific list of recent acquisitions and major projects.3

Improve. ADM must realize operating profit improvements in key target businesses.4

Readiness. Readiness is a re-invention of our business from the bottom up. It provides a structure for ongoing continuous improvement that will give us the tools to deliver an excellent customer experience at the lowest cost. Readiness incorporates digitization, automation, and simplification into our day-to-day operations, and is best reflected by run-rate benefits and accrued in-year benefits.

The targets for each of these goals, and the increases in bonus pool funding that would result from reaching those targets, are shown below. “Level 1” targets are the most ambitious, and “Level 3” targets are what we consider threshold performance. If results are below the Level 3 target

2 Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization, adjusted to exclude the impact of certain items) and Adjusted ROIC (return on invested capital, adjusted to exclude the impact of certain items) are financial measures that have not been calculated in accordance with generally accepted accounting principles (“GAAP”), and are referred to as non-GAAP financial measures. Annex A to this Proxy Statement provides more detailed definitions of these terms, a reconciliation of each to the most directly comparable GAAP financial measure, and related disclosures about the use of these non-GAAP financial measures.

3 The businesses in this calculation include Neovia, Protexin, Crosswind, Harvest Innovations, Eatem, Rodelle, our China premix facilities, Algar Agro, Eaststarch Turkey expansion, Aston Foods, Enid flour mill, and NA Fertilizer distribution.

4 For 2019, these businesses include Amino Acids, Campo Grande, Tianjin Fibersol, Polyols, Decatur Nutrition, Corn Milling – Asia, GPTN, AOR, El Transito, Romania, and Indonesia.

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Compensation Discussion and Analysis

2019 Executive Compensation Decisions

for any strategic goal, there will be no adjustment to the bonus pool funding attributable to that goal. Conversely, if we attain Level 1 targets for all three strategic goals, the bonus pool will be funded with an additional 1.35% of Surplus Adjusted EBITDA, or a maximum of 4.85% total.

Strategic goal	Level 3	Extra funding	Level 2	Extra funding	Level 1	Extra funding

Harvest Growth Investments (operating profit)	$70 million	0.15%	$85 million	0.3%	$100 million	0.45%

Improve (operating profit)	$70 million	0.15%	$85 million	0.3%	$100 million	0.45%

Readiness (Gross benefits) (each component weighted 50%)	Accrued in-year benefits: $475 million Run-rate benefits: $790 million	0.15%	Accrued in-year benefits: $580 million Run-rate benefits: $960 million	0.3%	Accrued in-year benefits: $682 million Run-rate benefits: $1.13 billion	0.45%

ROIC/WACC Multiplier

ROIC measures how effectively we are using invested capital. Comparing Adjusted ROIC against WACC tells us if our invested capital is being used effectively to create value for our shareholders.

As the last step in our bonus pool funding calculation, we consider whether ROIC exceeds WACC (which means we used invested capital very effectively during the year), or whether ROIC is even with or lags WACC. That review leads to a multiplier. In essence, the multiplier boosts the size of the bonus pool in years that our return on capital exceeds our cost of capital, and reduces the size of the bonus pool if the inverse is true.

In 2019, WACC was 6.75%. The ROIC/WACC multiplier is determined as follows:

ROIC	Multiplier*	Effect of multiplier on bonus pool funding

8.75%	1.1	10% increase

6.75% (equal to Annual WACC)	1.0	No change

4.75%	.9	10% decrease

* For ROIC results between specific goals, the multiplier will be determined by linear interpolation.

2019 Bonus Pool Calculation

For 2019, ADM attained the results shown below, leading to a bonus pool of $52.5 million.

Adjusted EBITDA: $3.509 billion.

Surplus Adjusted EBITDA: $2.109 billion

Initial funding percentage: 1.5%

Harvest Growth Investments: $42 million

Improvements in Targeted Businesses: $148 million

Gross Cumulative Accrued Benefits: $746 million

Gross Run-Rate Benefits: $1.26 billion

Final funding percentage: 2.4%

$2.109 billion (Surplus Adjusted EBITDA) x 2.4% (funding percentage) = $50.62 million

Adjusted ROIC: 7.5%

ROIC/WACC multiplier: 1.0375

$50.62 million x 1.0375 multiplier = $52.5 million bonus pool

ADM Proxy Statement 2020	35

Compensation Discussion and Analysis

2019 Executive Compensation Decisions

INDIVIDUAL PERFORMANCE COMPONENTS

Individual performance determines 25% of the annual cash bonus.

Our leaders are responsible for driving performance company-wide; their respective individual performance ratings are a result of their performance against goals for the year, including goals for the business units they run. The target individual performance percentage is 25%. However, for any NEO, the Compensation/Succession Committee has discretion to adjust this target percentage by +/- 5% increments based on the committee’s assessment of the NEO’s performance and contribution to the company’s success. As a result, individual payouts can range from 0% to 50%.

Based on business results, the economic environment for 2019 performance, and the individual achievements summarized above under “Individual Compensation Decisions,” the Compensation/Succession Committee elected to award the following individual performance percentages to the NEOs:

Mr. Luciano	30%

Mr. Young	30%

Mr. Macciocchi	25%

Mr. Morris	25%

Mr. Taets	40%

The Compensation/Succession Committee considered the full board’s assessment of the Chairman and CEO’s performance and full company performance when approving Mr. Luciano’s individual performance percentage.

CALCULATION OF AWARD AMOUNTS

The formula used to calculate an annual cash incentive payout for the NEOs can be expressed as follows:

$52.5M Bonus Pool / $53.6M Sum of All Participant Bonuses at Target = 98% Company Performance Factor 73.5% Company Payout + 0% - 50% Individual Payouts = 73.5% - 123.5% Overall Cash Bonus Payouts 98% Company Performance Factor x 75% Weighting Individual Performance Factor Company Payout + Individual Payout

THE RESULTING ANNUAL CASH INCENTIVE FOR EACH NEO

Based on the determination of the company and individual performance factors as described above, the NEOs received the payouts set forth below.

Executive	Target Cash Incentive Opportunity (% of Salary)	Target Cash Incentive Opportunity ($)	Cash Bonus Payout Percentage	Actual FY2019 Cash Award

J. R. Luciano	200%	$2,800,000	103.5%	$2,898,000

R. G. Young	132%	$1,125,000	103.5%	$1,164,375

V. F. Macciocchi	100%	$675,000	98.5%	$664,875

G. A. Morris	100%	$675,000	98.5%	$664,875

J. D. Taets	100%	$700,000	113.5%	$794,500

36	ADM Proxy Statement 2020

Compensation Discussion and Analysis

2019 Executive Compensation Decisions

EQUITY-BASED LONG-TERM INCENTIVES

ADM’s LTI program aligns the interests of executives with those of our stockholders by rewarding the creation of long-term stockholder value, supporting stock ownership, and encouraging long-term service with the company. Our performance-based LTI awards are based on the results of forward-looking metrics measured over a three-year performance period. In 2019, we divided LTI awards equally between performance share units (PSUs) and restricted stock units (RSUs) with three-year vesting. We believe this forward-looking LTI program aligns our equity compensation with market practice and strengthens our executives’ focus on growth and future value creation for shareholders.

The February 2019 grants in the target amounts approved by the Compensation/Succession Committee are shown below. The listed values represent the dollar amount of such awards, at target, as approved by the Compensation/Succession Committee. These amounts differ from the grant date fair values of such awards as shown in the Grants of Plan-Based Awards Table and the Summary Compensation Table for two reasons: There is a lag between the equity award approval date and the grant date, and the valuation methodology the Compensation/Succession Committee uses in making its decisions differs from the valuation methodology required by the SEC for the compensation tables.

Executive	Target Equity Award

J. R. Luciano	$13,000,000

R. G. Young	$4,500,000

V. F. Macciocchi	$2,800,000

G. A. Morris	$2,800,000

J. D. Taets	$2,800,000

The terms of these equity awards are described below.

PSU VESTING

PSUs will vest in three years upon the Compensation/Succession Committee’s determination of the company’s achievements, if any, against certain performance goals over a three-year performance period (2019–2021). Payouts can range from 0% to 200%, and the value of those payouts will depend upon the price of ADM’s common stock at the end of the performance period. Vested PSUs will be settled in shares of ADM common stock in an amount based on fair market value.

PSU PERFORMANCE METRICS

The performance metrics for the 2019 PSU awards are:

•	Relative TSR as compared to the other companies in the S&P 100 Industrials Index,

•	Average Adjusted ROIC over the three-year performance period,[5] and

•	Adjusted EBITDA for the three-year performance period.[6]

ROIC and EBITDA both appear as metrics in both our short- and long-term incentive compensation plans, but they serve different purposes and have different weights in the two plans. For example, one-year Adjusted ROIC demonstrates our short-term performance, while three-year Average Adjusted ROIC better reflects long-term results with an emphasis on growth and consistent return of our capital investments over time. Adjusted ROIC has a more significant influence on long-term PSUs than it does on annual bonuses, which are influenced more by results on strategic goals.

The goals and associated payouts for these metrics are shown below. If results for any metric fall between specific goals, the associated payout will be determined by linear interpolation.

5 “Adjusted ROIC” for the performance period means the average of the annual percentage obtained by dividing the Adjusted ROIC Earnings for each fiscal year during the Performance Period by Adjusted Invested Capital for the same fiscal year. For this purpose, Adjusted Invested Capital is the average of quarter-end amounts for the trailing four quarters, with each such quarter-end amount being equal to the sum of ADM’s stockholders’ equity (excluding non-controlling interests), interest-bearing liabilities, the after-tax effect of the LIFO reserve, and other specified adjustments as determined by the Compensation/Succession Committee to be appropriate.

6 “Adjusted EBITDA” means ADM’s cumulative EBITDA for the performance period, adjusted for special items determined by the Compensation/Succession Committee, in its sole discretion, to be appropriate in order to reflect the impact of significant unusual or nonrecurring events.

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Compensation Discussion and Analysis

2019 Executive Compensation Decisions

Performance metric	Weighting	No payout	50% payout	75% payout	100% payout	150% payout	175% payout	200% payout

Adjusted ROIC	25%	Below 6.5%	6.5%	n/a	7.0%	7.5%	8.0%	8.5%

Adjusted EBITDA	50%	Below $9.0 billion	$9.0 billion	n/a	$10.0 billion	$10.75 billion	n/a	$11.25 billion

Relative TSR	25%	Below 30th percentile	30th percentile	Between 30th percentile and median	Median	Between median and top quartile	n/a	Top quartile

Regardless of the results on these metrics, the PSUs will not pay out at all if the company’s cumulative Adjusted EBITDA for the performance period does not reach $7.0 billion. In addition, in establishing and measuring achievements against the goals shown above, the Compensation/Succession Committee retains discretion to make changes to reflect “material portfolio adjustments,” which are events that are unusual and infrequent, like significant acquisitions and divestitures.

RSU VESTING

Except in cases that trigger accelerated vesting (described below), RSUs vest three years after the grant date so long as the recipient is still employed by the company. During the vesting period, participants are paid dividend equivalents on their unvested RSUs. Vested RSUs will be settled in shares of ADM common stock at fair market value.

CONDITIONS LEADING TO ACCELERATED VESTING

RSUs and PSUs will continue to vest as scheduled if an executive leaves the company because of disability or retirement (at age 55 or older with 10 or more years of service, or 65 years of age). Upon the death of an executive, the executive’s RSUs will vest immediately. The executive’s PSUs will vest in an amount equal to: (i) the number of PSUs determined by the Compensation/Succession Committee actually earned during the truncated performance period, plus (ii) the target number of PSUs multiplied by a fraction, the numerator of which is the number of fiscal years in the original performance period that were not included in the truncated performance period, and the denominator of which is three. A detailed description of change in control provisions that may lead to accelerated vesting appears under the header “Employment Agreements, Severance, and Change in Control Benefits” below.

EQUITY AWARDS GRANTED IN 2017 WITH A PERFORMANCE PERIOD THAT ENDED IN 2020

In 2017, ADM granted PSUs to our then-NEOs with a three-year performance period that ended December 31, 2019. The 2017 PSUs contained an initial performance metric requiring our cumulative adjusted EBITDA for the performance period to reach $10.5 billion before any awards could vest. We did not achieve the threshold EBITDA amount, so none of the 2017 PSUs were earned. All of the RSUs granted in 2017 vested on February 16, 2020.

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Compensation Discussion and Analysis

Peer Group

Peer Group

The Compensation/Succession Committee utilizes the S&P 100 Industrial Index as a peer group to evaluate whether executive officer pay levels are aligned with performance on a relative basis and to assess relative total stockholder return for the PSUs. We believe the large peer group is relevant for ADM because we compete for talent and investments across a wide range of industries. Moreover, our diverse business encompasses aspects of several industries; we do not have a direct competitor — in terms of size or focus — in the public markets. As a result, the Compensation/Succession Committee believes it is appropriate to consider a broad spectrum of compensation levels and investment returns to arrive at our NEO compensation.

Company Name
3M Company
Abbott Laboratories
AbbVie Inc.
Accenture plc
Alphabet Inc.*
Amazon.com, Inc.
American Airlines Group Inc.
American Express Company
American International Group, Inc.
AmerisourceBergen Corporation
Anthem, Inc.
Apple Inc.
Archer-Daniels-Midland Company
AT&T Inc.
Bank of America Corporation
Berkshire Hathaway Inc.
Best Buy Co., Inc.
Cardinal Health, Inc.
Caterpillar Inc.
Centene Corporation
Charter Communications, Inc.
Chevron Corporation
Chubb Limited
Cigna Corporation
Cisco Systems, Inc.
Citigroup Inc.
Comcast Corporation
ConocoPhillips
Costco Wholesale Corporation
CVS Health Corporation
Deere & Company
Delta Air Lines, Inc.
Dollar General Corporation
Dow, Inc
DuPont de Nemours, Inc
Exelon Corporation
Exxon Mobil Corporation
Facebook, Inc.
FedEx Corporation
Ford Motor Company
General Dynamics Corporation
General Electric Company
General Motors Company
HCA Healthcare, Inc.
Hewlett Packard Enterprise Company
Honeywell International Inc.
HP Inc.
Humana Inc.
Intel Corporation
International Business Machines Corporation

Company Name
Johnson & Johnson
JPMorgan Chase & Co.
Linde plc
Lockheed Martin Corporation
Lowe’s Companies, Inc.
LyondellBasell Industries N.V.
Marathon Petroleum Corporation
McKesson Corporation
Medtronic plc
Merck & Co., Inc.
MetLife, Inc.
Microsoft Corporation
Morgan Stanley
NIKE, Inc.
Northrop Grumman Corporation
Oracle Corporation
PACCAR Inc
Pepsico, Inc.
Pfizer Inc.
Philip Morris International Inc.
Phillips 66
Prudential Financial, Inc.
Raytheon Company
Schlumberger Limited
Starbucks Corporation
Sysco Corporation
T-Mobile US, Inc
Target Corporation
The Allstate Corporation
The Boeing Company
The Coca-Cola Company
The Goldman Sachs Group, Inc.
The Home Depot, Inc.
The Kroger Co.
The Procter & Gamble Company
The Progressive Corporation
The TJX Companies, Inc.
The Travelers Companies, Inc.
The Walt Disney Company
Tyson Foods, Inc.
United Airlines Holding, Inc
United Parcel Service, Inc.
United Technologies Corporation
UnitedHealth Group Incorporated
Valero Energy Corporation
Verizon Communications Inc.
Walgreens Boots Alliance, Inc.
Wal-Mart Stores, Inc.
WellCare Health Plans, Inc
Wells Fargo & Company

ADM Proxy Statement 2020	39

Compensation Discussion and Analysis

Changes to Incentive Compensation Plans Beginning in 2020

Changes to Incentive Compensation Plans Beginning in 2020

The Compensation/Succession Committee made changes to the short-term and long-term incentive compensation plans for performance periods beginning in 2020. Some of these changes were designed to emphasize our focus on the Nutrition segment of our business. Other changes were made to simplify our incentive plans.

For instance, changes to the 2020 annual cash incentive bonus include no separate calculation for bonus pool funding and that the company portion of the payout is based on results for Adjusted EBITDA, five strategic goals, and Adjusted ROIC. Changes to the 2020 PSU includes increasing the Adjusted ROIC metric to 50%, introducing a new 50% metric of operating profit growth in the Nutrition segment, and using Relative TSR modifier as a +/- 10%. The Committee expects to consider the effect of a global pandemic and other economic and environmental pressures negatively impacting results.

Benefits

In addition to the direct elements of pay described above, ADM offers benefits to our NEOs to provide for basic health, welfare, and income security needs and to ensure that our compensation packages are competitive. With few exceptions, such as supplemental benefits provided to employees whose benefits under broad-based plans are limited under applicable tax laws, our policy is to offer the same benefits to all U.S. salaried employees as are offered to the NEOs.

Retirement Program	Eligibility	Description
401(k) and ESOP	All salaried employees

Qualified defined contribution plan where employees may defer up to 75% of eligible pay, or up to $19,000 for 2019. The company provides a 1% non-elective employer contribution and a match of 4% on the first 6% contributed by an employee. The employee contribution can be made pre-tax (401(k)) or after-tax (Roth 401(k)). Employees also may defer traditional after-tax contributions into the plan for a total $55,750 savings opportunity including all contribution types (pre-tax, Roth, and after tax) plus any ADM matching and 1% non-elective contributions. Employees who are 50 years of age or older can elect to make additional contributions of up to $6,000 for 2019.

ADM Retirement Plan	All salaried employees

Newly-hired eligible employees and those who had less than 5 years of service as of January 1, 2009, participate in a qualified cash balance pension formula where the benefit is based on an accrual of benefit at a stated percentage of the participant’s base compensation each year. Those employees who had 5 or more years of service as of January 1, 2009, participate in a qualified traditional defined benefit formula where the benefit is based on number of years of service and final average earnings. (Final average earnings is the average of monthly compensation over a 60 consecutive month period within the employee’s last 180-month period of employment that produces the highest average.) Effective January 1, 2022, participants in the traditional defined benefit pension will begin to accrue benefits under the cash balance pension formula.

Deferred Compensation Plan	Employees with salaries above $175,000

Eligible participants may defer up to 75% of their annual base salary and up to 100% of their annual cash incentive until designated future dates. Earning credits are added to the deferred compensation account balances based upon hypothetical investment elections available under these plans and chosen by the participant. These hypothetical investment options correspond with the investment options (other than company common stock) available under the 401(k) and ESOP.

Supplemental Retirement Plan	Employees whose retirement benefit is limited by applicable IRS limits

Non-qualified deferred compensation plan that ensures participants in the Retirement Plan receive the same retirement benefit they would have received if not for certain limitations under applicable tax law.

Healthcare and Other Benefits. NEOs receive the same healthcare benefits as other employees, except that we provide executive physicals and related services to our senior executives who serve on the Executive Council. We provide a benefits package for employees (including NEOs) and their dependents, portions of which may be paid for by the employee. Benefits include life, accidental death and dismemberment, health (including prescription drug), dental, vision, and disability insurance; dependent and healthcare reimbursement accounts; tuition reimbursement; paid time off; holidays; and a matching gifts program for charitable contributions.

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Compensation Discussion and Analysis

Compensation Policies and Governance

Perquisites. Consistent with our pay-for-performance philosophy, we limit executive perquisites. Any NEO who receives a perquisite is individually responsible for any associated taxes.

The Compensation/Succession Committee allows our Chairman and CEO to have access to company aircraft for personal use for security and efficiency reasons. See the notes to the Summary Compensation Table for a description of other perquisites provided to the NEOs.

Compensation Policies and Governance

EXECUTIVE STOCK OWNERSHIP

The Board of Directors believes it is important for each member of senior management to maintain a significant ownership position in shares of ADM’s common stock to further align their interests with the interests of our stockholders. Accordingly, we require each member of senior management to own shares of common stock with a fair market value ranging from one to six times the individual’s base salary. Executives may not sell any company securities until the applicable guideline is met. As shown below, each of our NEOs exceeds the applicable ownership guideline by a comfortable margin.

Executive	Ownership Guideline as a Multiple of Salary	Actual Ownership as of March 16, 2020

J. R. Luciano	6.0x	23.6x

R. G. Young	3.0x	15.4x

V. F. Macciocchi	3.0x	7.4x

G. A. Morris	3.0x	9.0x

J. D. Taets	3.0x	10.3x

TIMING OF GRANTS

The Compensation/Succession Committee approves all equity awards to NEOs at a meeting during the first quarter of each fiscal year, and awards are issued promptly thereafter. There is no attempt to time these grants in relation to the release of material, non-public information. Under the 2009 Incentive Compensation Plan, fair market value is the closing market price of ADM’s common stock on the last trading day prior to the date of grant. In addition to annual awards, NEOs may receive awards when they join the company or change their job status, including promotions.

CLAWBACK PROVISIONS

We include clawback provisions in the company’s long-term incentive award agreements that provide us with the ability to recover this compensation for a broad range of reasons. Specifically, this policy provides for the recoupment of any cash or equity incentive awards made to NEOs and certain other members of senior management for a period of three years from the vesting date in the event of a financial restatement or ethical misconduct. In 2015 and in 2017, we added language to our equity awards to incorporate post-vesting non-competition and non-solicitation restrictions. Any violation of these provisions could be cause for the company to initiate a clawback proceeding. Our aggressive approach to recoupment of long-term incentive compensation reflects the company’s commitment to protecting stockholder value.

PROHIBITION ON INSIDER TRADING AND HEDGING

Pursuant to ADM’s Insider Trading Policy, employees and directors may not engage in short selling, speculative trading, or hedging transactions involving the company’s stock, including writing or trading in options, warrants, puts and calls, prepaid variable forward contracts, or equity swaps or collars; or enter into other transactions that are designed to hedge or offset decreases in the price of the company’s securities. In addition, employees and directors are required to review any pledge of company securities with ADM’s General Counsel before committing to a pledge transaction.

Our Insider Trading Policy also provides that all transactions in ADM securities by directors, NEOs, and certain other officers and employees must be pre-cleared by the law department.

SECTION 162(M) OF THE INTERNAL REVENUE CODE EFFECTS ON THE COMPANY

Section 162(m) of the Internal Revenue Code precludes the company from taking a federal income tax deduction for compensation paid in

ADM Proxy Statement 2020	41

Compensation Discussion and Analysis

Employment Agreements, Severance, and Change in Control Benefits

excess of $1 million to our “covered employees” (which, as of 2018, includes the CEO, CFO, and our three other most highly compensated executive officers). Prior to 2018, this deduction limitation did not apply to qualified “performance-based” compensation or to the compensation of a CFO.

Despite these new limits on the deductibility of performance-based compensation, the Compensation/Succession Committee continues to believe that a significant portion of our executives’ compensation should be tied to the company’s performance and that shareholder interests are best served if its discretion and flexibility in structuring and awarding compensation is not restricted. The Compensation/Succession Committee also believes that the amount of any expected loss of a tax deduction under Section 162(m) will be insignificant to the company’s overall tax position. Therefore, we do not anticipate that the changes to Section 162(m) will significantly impact the design of our compensation program going forward.

EVALUATION OF RISK IN OUR COMPENSATION PROGRAMS

On an ongoing basis, the Compensation/Succession Committee, with input from management, assesses potential risks associated with compensation decisions and discusses them with our board of directors if warranted. To date, we have not identified any incentive compensation features that encourage inappropriate risk-taking. To ensure we are considering all possibilities objectively, we engage an outside consultant every other year to review the company’s programs and independently assess the risk in them.

In 2019, the company engaged an outside consultant, The Korn Ferry Hay Group (“Hay”), to assist the Compensation/Succession Committee in evaluating the risk in our compensation programs. As part of its independent assessment, Hay reviewed all of the company’s incentive compensation programs and determined that none encourages inappropriate risk-taking or the manipulation of earnings. The detailed findings of this review were discussed with management and presented to the Compensation/Succession Committee in November 2019.

Another independent review of the company’s incentive programs will be conducted during 2021 and reported to the Compensation/Succession Committee.

LIABILITIES ASSOCIATED WITH RETIREMENT PROGRAMS

The Compensation/Succession Committee is mindful that our non-qualified deferred compensation and supplemental retirement plans create financial statement liabilities. We generally do not set amounts aside in a “rabbi” trust for the benefit of participants in these plans. However, the deferred compensation plans have “rabbi” trust funding triggers in the event of a change in control of the company. These triggers provide some measure of assurance to employees that amounts they have chosen to defer from their current compensation will be held for their benefit, although still subject to creditor claims as required under the applicable tax law.

The company is required to fund its qualified pension plans in a manner consistent with the minimum funding requirements of the Internal Revenue Code and the Employee Retirement Income Security Act. Historically, the company has made contributions in excess of the minimum to maintain plans at or near a full funding level relative to the accrued benefit obligation.

Employment Agreements, Severance, and Change in Control Benefits

NO EMPLOYMENT CONTRACTS

None of our NEOs has an employment contract or separation agreement. Consistent with our approach of rewarding performance, employment is not guaranteed, and either ADM or any NEO may terminate the employment relationship at any time.

ADM maintains a severance program that serves as a guideline for severance benefits that may be provided to various levels of employees, including the NEOs, upon termination of their employment without cause, but the program does not give anyone a contractual right to receive any severance benefits. The Compensation/Succession Committee generally requires a terminated employee to enter into a non-competition and/or non-solicitation agreement in exchange for receiving severance.

CHANGE IN CONTROL PROVISIONS

Upon a change in control of the company, NEOs may receive certain protections related to their LTI awards (as described below), and other compensation detailed in the sections titled “Pension Benefits,” “Nonqualified Deferred Compensation,” and “Termination of Employment and Change in Control Arrangements.” NEOs are not eligible to receive any other cash severance, continued health and welfare benefits, tax gross ups, or other change in control benefits.

The Archer-Daniels-Midland Company 2009 Incentive Compensation Plan provides non-employee directors and all employees, including executive officers, change in control protections for their LTI awards. For awards granted in 2017 and later, if a change in control occurs with respect to the company, the RSUs held by executive officers generally will vest immediately, and the PSUs will vest on a modified pro rata

42	ADM Proxy Statement 2020

Compensation Discussion and Analysis

Employment Agreements, Severance, and Change in Control Benefits

basis, if the equity award is not assumed or replaced. The same accelerated vesting provisions will apply if an award is assumed or replaced, but the executive officer’s employment is terminated for reasons other than for cause or good reason within 24 months of the change in control (referred to as “double trigger” vesting). We adopted double trigger accelerated vesting to provide our executives with some assurance that they will not be disadvantaged with respect to their equity awards in the event of a change in control of the company. This assurance increases the value of these awards to the executives (which in turn enhances retention) and makes it easier for our executives to focus on the potential benefits of a change in control for our shareholders without conflicting concerns about their own financial situations.

COMPENSATION/SUCCESSION COMMITTEE REPORT

The Compensation/Succession Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation/Succession Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

K. R. Westbrook, Chairman

M. S. Burke

S. F. Harrison

COMPENSATION/SUCCESSION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation/Succession Committee is or has been an employee of the company or any of the company’s subsidiaries. There are no interlocking relationships between the company and other entities that might affect the determination of the compensation of the company’s executive officers.

ADM Proxy Statement 2020	43

Executive Compensation

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation for the fiscal years noted in the table of our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
J. R. LUCIANO Chairman, CEO and President	2019	1,383,338	—	13,641,916	—	2,898,000	93,298	123,869	18,140,421
	2018	1,300,008	—	13,204,353	—	5,020,600	33,918	78,655	19,637,534
	2017	1,300,008	—	12,166,416	—	2,251,600	76,179	80,852	15,875,055
R. G. YOUNG Executive Vice President and CFO	2019	845,848	—	4,722,182	—	1,164,375	61,783	30,879	6,825,067
	2018	825,048		4,456,512	—	2,172,375	19,233	24,204	7,497,372
	2017	825,048	—	4,153,349	—	921,856	53,260	25,454	5,978,967
V. F. MACCIOCCHI Senior Vice President,	2019	669,168	—	2,938,269	—	664,875	29,335	23,071	4,324,718
President, Nutrition, and Chief Sales and Marketing Officer(6)
G. A. MORRIS Senior Vice President and President, Ag Services and Oilseeds	2019	670,834	—	2,938,269	—	664,875	818,206	26,145	5,118,329
	2018	650,004	—	3,081,073	—	1,255,150	27,574	21,082	5,034,883
	2017	650,004	—	2,327,537	—	530,400	393,998	21,132	3,923,071
J. D. TAETS Senior Vice President and President, Global Business Readiness and Global Procurement	2019	701,804	—	2,938,269	—	794,500	857,911	23,478	5,315,962
	2018	700,008	—	3,081,073	—	1,351,700	(194,918)	1,654,244	6,592,107
	2017	700,008	—	2,962,263	—	571,200	561,951	27,743	4,823,165

(1) Stock awards in 2019 consisted of RSU awards and PSU awards. The amounts reported in this column represent the aggregate grant date fair value of the RSU awards for fiscal years 2019, 2018, and 2017 and of the target level of the PSU awards for fiscal years 2018 and 2019. We calculated these amounts in accordance with the provisions of FASB ASC Topic 718 utilizing the assumptions discussed in Note 11 to our financial statements for the fiscal years ended December 31, 2019, December 31, 2018, and December 31, 2017. The grant date fair value of the 2019 RSUs and the grant date fair value of the 2019 PSUs if target performance and maximum performance is achieved are as follows:

		PSUs
Name	RSUs	Target	Maximum

J. R. Luciano	$6,907,299	$6,734,617	$13,469,233

R. G. Young	$2,390,978	$2,331,204	$4,662,408

V. F. Macciocchi	$1,487,731	$1,450,538	$2,901,076

G. A. Morris	$1,487,731	$1,450,538	$2,901,076

J. D. Taets	$1,487,731	$1,450,538	$2,901,076

(2) No options were issued in 2017, 2018 or 2019.

(3) The amounts reported in this column represent amounts earned under our annual incentive plan during each of the respective fiscal periods shown. In each case, the amounts were paid shortly after the close of the applicable fiscal period.

(4) The amounts reported in this column for 2019 represents the aggregate change in actuarial present value of each NEO’s accumulated benefit under all defined benefit and actuarial pension plans from December 31, 2018 to December 31, 2019, using the same assumptions used for financial reporting purposes except that retirement age is assumed to be the normal retirement age (65) specified in the plans. No NEO received above market or preferential earnings on deferred compensation. To derive the change in pension value for financial reporting purposes, the assumptions used to value pension liabilities on December 31, 2019 were an interest rate of 3.44% for the ADM Retirement Plan, an interest rate of 3.19% for the ADM Supplemental Retirement Plan, and mortality was determined using the PRI-2012 mortality table, with a white collar adjustment, projected generationally using Scale MP-2019. The assumptions used to value pension liabilities on December 31, 2018 were an interest rate of 4.44% for the ADM Retirement Plan, an interest rate of 4.27% for the ADM Supplemental Retirement Plan, and mortality was determined using the RP2014 mortality table, with a white collar adjustment, projected generationally using Scale MP-2018.

(5) The amounts reported in this column for 2019 include costs for use of company aircraft, value of company-provided life insurance, imputed value of company-provided life insurance, costs for executive healthcare services, spousal travel and lodging, company contributions under the 401(k) and ESOP and charitable gifts pursuant to the company’s matching charitable gift program which is available to substantially all full-time employees and non-employee directors. Specific perquisites and other items applicable to each NEO listed are identified below by an “X”. Where a perquisite or benefit exceeded $10,000 for an individual, the dollar amount is given.

44	ADM Proxy Statement 2020

Executive Compensation

Grants of Plan-Based Awards During Fiscal Year 2019

NEO	Personal Aircraft Use	Imputed Income	Life Insurance Company Paid Premiums	Executive Healthcare Services	Spousal Travel & Lodging	Matching Charitable Gifts

J. R. Luciano	$94,400	X	X	X	X	X

R. G. Young		X	X	X		X

V. F. Macciocchi(6)		X	X	X	X

G. A. Morris		X	X	X	X	X

J. D. Taets		X	X	X	X	X

(6) Mr. Macciocchi first became an NEO in 2019.

Aggregate incremental cost to our company of perquisites and personal benefits is determined as follows. In the case of payment of expenses related to items such as executive healthcare services and relocation expenses, incremental cost is determined by the amounts paid to third-party providers. In the case of personal use of company-owned aircraft, incremental cost is based solely on the cost per hour to the company to operate the aircraft, and does not include fixed costs that do not change based on usage, such as purchase costs of the aircraft and non-trip-related hangar expenses. Our direct operating cost per hour of an aircraft is based on the actual costs of fuel, on-board catering, aircraft maintenance, landing fees, trip-related hangar and parking costs, and smaller variable costs, divided by the number of hours the aircraft was operated during the year.

GRANTS OF PLAN-BASED AWARDS DURING FISCAL YEAR 2019

The following table summarizes the grants of plan-based awards made to our named executive officers during the fiscal year ended December 31, 2019.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Stock or Units(#)	Awards ($)(1)
J. R. LUCIANO
Annual Cash Incentive Plan Award			2,800,000	5,600,000
Performance Share Unit Award	2/14/19				0	162,908	325,816		6,734,617
Restricted Stock Unit Award	2/14/19							162,908	6,907,299
R. G. YOUNG
Annual Cash Incentive Plan Award			1,125,000	2,250,000
Performance Share Unit Award	2/14/19				0	56,391	112,782		2,331,204
Restricted Stock Unit Award	2/14/19							56,391	2,390,978
V. F. MACCIOCCHI
Annual Cash Incentive Plan Award			675,000	1,350,000
Performance Share Unit Award	2/14/19				0	35,088	70,176		1,450,538
Restricted Stock Unit Award	2/14/19							35,088	1,487,731
G. A. MORRIS
Annual Cash Incentive Plan Award			675,000	1,350,000
Performance Share Unit Award	2/14/19				0	35,088	70,176		1,450,538
Restricted Stock Unit Award	2/14/19							35,088	1,487,731
J. D. TAETS
Annual Cash Incentive Plan Award			700,000	1,400,000
Performance Share Unit Award	2/14/19				0	35,088	70,176		1,450,538
Restricted Stock Unit Award	2/14/19							35,088	1,487,731

(1) The grant date fair value is generally the amount the company would expense in its financial statements over the award’s service period under FASB ASC Topic 718. With respect to the PSUs the value represents the probable outcome of the performance condition using target payout levels. See Footnote 1 to the Summary Compensation Table for additional detail.

ADM Proxy Statement 2020	45

Executive Compensation

Grants of Plan-Based Awards During Fiscal Year 2019

All of the awards in the table above were granted under our 2009 Incentive Compensation Plan. The awards shown in the columns designated “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” were made pursuant to our annual cash incentive plan. The amounts actually paid with respect to these awards are reflected in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column. See “Compensation Discussion and Analysis — 2019 Executive Compensation Decisions — 2019 Annual Cash Incentives” for more information about our annual cash incentive plan.

The awards shown in the column designated “Estimated Future Payouts Under Equity Incentive Plan Awards” in the table above are PSU awards and vest in three years if the company achieves certain performance goals over a three-year performance period (2019 – 2021). The 2019 PSU metrics are: (i) the company’s relative TSR as compared to the companies in the S&P 100 Industrials Index (25% weighting), (ii) the degree to which the company achieves specified Adjusted ROIC goals (25% weighting), and (iii) the degree to which the company’s Adjusted EBITDA for 2019 – 2021 exceeds its specified cumulative Adjusted EBITDA goals for the same period (50% weighting). Before the PSU can pay out, the company’s cumulative EBITDA must exceed a certain threshold. If this does not occur, there will be no payout for the other metrics.

All of the awards shown in the “All Other Stock Awards” column in the table above are RSUs awards and vest in full three years after the date of the grant. Under the terms of the RSU award agreements, the recipient of the award may receive cash dividend equivalents on RSUs prior to their vesting date, but may not transfer or pledge the units in any manner prior to vesting. Dividend equivalents on RSUs are paid at the same rate as dividends to our stockholders generally.

The 2019 RSU and PSU awards are subject to double trigger accelerated vesting and payout upon a change in control only if the award recipient’s employment is terminated without cause or if the award recipient resigns for good reason, in each case, within 24 months after the change in control, or if the surviving entity in the change in control transaction refuses to continue, assume, or replace the awards. In such instance the 2019 RSU awards will vest in full immediately, and the 2019 PSU awards will vest based on actual performance during the truncated performance period and on a pro rata basis based on a target number of units for any year(s) remaining in the original performance period. Upon the death of an award recipient, vesting of the RSU awards will accelerate in full while the vesting of the PSU awards will accelerate in the manner described in the preceding sentence. If an award recipient’s employment ends as a result of disability or retirement, both the RSU and PSU awards will continue to vest in accordance with the original vesting schedule. If an award recipient’s employment ends for any other reason, unvested RSU and PSU awards will be forfeited. With respect to each of the RSU and PSU awards described above, if an award recipient’s employment is terminated for cause, or if the recipient breaches a non-competition, non-solicitation, or confidentiality restriction or participates in an activity deemed by us to be detrimental to our company, the recipient’s unvested units will be forfeited, and any shares issued in settlement of units that have already vested must be returned to us or the recipient must pay us the amount of the shares’ fair market value as of the date they were issued.

The impact of a termination of employment or change in control of our company on RSU and PSU awards held by our named executive officers is quantified in the “Termination of Employment and Change in Control Arrangements” section below.

46	ADM Proxy Statement 2020

Executive Compensation

Outstanding Equity Awards at Fiscal Year 2019 Year-End

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR 2019 YEAR-END

The following table summarizes information regarding unexercised stock options and unvested restricted stock awards for the named executive officers as of December 31, 2019.

		OPTION AWARDS				STOCK AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)(3)
J. R. LUCIANO	2-11-2016	558,659	372,440	33.18	2-11-2026
	2-12-2015	259,856	64,965	46.92	2-12-2025
	2-13-2014	234,531	—	40.65	2-13-2024
	2-21-2013	51,664	—	32.50	2-21-2023
	8-16-2012	216,585	—	26.25	8-16-2022
	8-11-2011	194,014	—	26.17	8-11-2021	452,744	20,984,684	315,348	14,616,380
R. G. YOUNG	2-11-2016	208,144	138,764	33.18	2-11-2026
	2-12-2015	171,868	42,968	46.92	2-12-2025
	2-13-2014	184,631	—	40.65	2-13-2024
	2-21-2013	31,503	—	32.50	2-21-2023
	8-16-2012	123,763	—	26.25	8-16-2022
	8-11-2011	80,377	—	26.17	8-11-2021	154,744	7,172,384	107,840	4,998,384
V. F. MACCIOCCHI	2-11-2016	55,866	37,244	33.18	2-11-2026	88,428	4,098,638	68,117	3,157,223
G. A. MORRIS	2-11-2016	67,039	44,693	33.18	2-11-2026
	2-12-2015	22,436	5,610	46.92	2-12-2025
	8-16-2012	5,263	—	26.25	8-16-2022
	8-11-2011	4,491	—	26.17	8-11-2021
	8-19-2010	3,114	—	30.71	8-19-2020	96,943	4,493,308	70,658	3,274,998
J. D. TAETS	2-11-2016	83,799	55,866	33.18	2-11-2026
	2-12-2015	60,594	15,149	46.92	2-12-2025
	2-13-2014	70,285	—	40.65	2-13-2024
	2-21-2013	13,861	—	32.50	2-21-2023
	8-16-2012	47,492	—	26.25	8-16-2022	104,111	4,825,545	70,658	3,274,998

(1) Stock option awards vest at a rate of 20% of the subject shares per year on each of the first five anniversaries of the grant date.

(2) The RSUs reported in this column vest on the dates and in the amounts set forth below.

	Restricted Stock Units Vesting On:
Name	2/16/20	2/15/21	2/14/22

J. R. Luciano	137,396	152,440	162,908

R. G. Young	46,904	51,449	56,391

V.F. Macciocchi	20,311	33,029	35,088

G. A. Morris	26,285	35,570	35,088

J. D. Taets	33,453	35,570	35,088

(3) Based on the closing market price of a share of our common stock on the New York Stock Exchange on December 31, 2019, which was $46.35.

ADM Proxy Statement 2020	47

Executive Compensation

Option Exercises and Stock Vested During Fiscal Year 2019

(4) The PSUs reported in this column represent 2018 and 2019 PSU awards that each will vest at the end of the three-year performance period. The number of PSUs that the executive officer will receive is dependent upon the achievement of certain financial metrics approved by the Compensation/Succession Committee measuring relative TSR, Adjusted EBITDA, and Adjusted ROIC. The amount of PSU units shown is the target number of units that could be earned and paid out in shares. The company did not assign a threshold unit amount to the 2018 or 2019 PSU awards.

	Performance Stock Units:
Name	Performance Period 1/1/18 to 12/31/20	Performance Period 1/1/19 to 12/31/21

J. R. Luciano	152,440	162,908

R. G. Young	51,449	56,391

V.F. Macciocchi	33,029	35,088

G. A. Morris	35,570	35,088

J. D. Taets	35,570	35,088

OPTION EXERCISES AND STOCK VESTED DURING FISCAL YEAR 2019

The following table summarizes information regarding stock options exercised by the named executive officers during the fiscal year ended December 31, 2019 and restricted stock unit awards to the named executive officers that vested during that same period.

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired On Vesting (#)(2)	Value Realized on Vesting ($)(3)

J. R. LUCIANO			160,103	6,685,901

R. G. YOUNG			59,651	2,491,026

V. F. MACCIOCCHI			16,011	668,619

G. A. MORRIS(4)	2,279	23,428	19,213	802,335

J. D. TAETS(5)	25,503	473,995	24,016	1,002,908

(1) Represents the difference between the market value of the shares acquired upon exercise (calculated using the sale price of the shares on the NYSE on the date preceding the exercise date) and the aggregate exercise price of the shares acquired.

(2) Reflects vesting of the 2016 RSUs. The 2017 PSUs did not achieve the threshold performance metric, so they were forfeited in their entirety and are not reflected in this table.

(3) Represents the market value of the shares issued in settlement of 2016 RSU awards on the date the awards vested, calculated using the closing sale price reported on the NYSE on the trading date immediately prior to the vesting date, before shares were withheld for taxes.

(4) On June 4, 2019, Mr. Morris exercised 2,279 options at a strike price of $28.70.

(5) On December 17, 2019, Mr. Taets exercised 13,305 options at a strike price of $26.17, 6,781 options at a strike price of $30.71, and 5,417 options at a strike price of $26.25.

48	ADM Proxy Statement 2020

Executive Compensation

Pension Benefits

PENSION BENEFITS

The following table summarizes information regarding the participation of each of the named executive officers in our defined benefit retirement plans as of the pension plan measurement date for the fiscal year ended December 31, 2019.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)

J. R. LUCIANO	ADM Retirement Plan	9	91,244	0
	ADM Supplemental Retirement Plan	9	306,007	0

R. G. YOUNG	ADM Retirement Plan	9	95,433	0
	ADM Supplemental Retirement Plan	9	194,468	0

V. F. MACCIOCCHI	ADM Retirement Plan	5	42,948	0
	ADM Supplemental Retirement Plan	5	58,717	0

G. A. MORRIS	ADM Retirement Plan	25	831,003	0
	ADM Supplemental Retirement Plan	25	1,433,182	0

J. D. TAETS	ADM Retirement Plan	32	1,270,305	0
	ADM Supplemental Retirement Plan	32	2,453,443	0

(1) The number of years of credited service was calculated as of the pension plan measurement date used for financial statement reporting purposes, which was December 31, 2019. For each of the named executive officers, the number of years of credited service is equal to the number of actual years of service with our company.

(2) The assumptions used to value pension liabilities as of December 31, 2019 were an interest rate of 3.44% for the ADM Retirement Plan and 3.19% for the ADM Supplemental Retirement Plan and mortality was determined under the PRI-2012 mortality table, with a white collar adjustment, projected generationally using scale MP-2019. Mr. Morris and Mr. Taets participate in the final average pay formula under the ADM Retirement Plan and the ADM Supplemental Retirement Plan, while Mr. Luciano, Mr. Young and Mr. Macciocchi participate in the cash balance formula under those plans. The amounts reported for Mr. Luciano, Mr. Young and Mr. Macciocchi are the present value of their respective projected normal retirement benefit under the Retirement and Supplemental Plans at December 31, 2019. The amounts reported are calculated by projecting the balance in the accounts forward to age 65 by applying a 2.19% interest rate, converting to a single-life annuity as of age 65, and then discounting back to December 31, 2019 using the assumptions specified above. The total account balance for Mr. Luciano at December 31, 2019 under the Retirement and Supplemental Plans was $304,780.26, the total account balance for Mr. Young at December 31, 2019 under the Retirement and Supplemental Plans was $224,360.15 and the total account balance for Mr. Macciocchi at December 31, 2019 under the Retirement and Supplemental Plans was $82,543.87, which are the amounts that would have been distributable if such individuals had terminated employment on that date.

QUALIFIED RETIREMENT PLAN

We sponsor the ADM Retirement Plan (the “Retirement Plan”), which is a qualified defined benefit plan under Section 401(a) of the Internal Revenue Code. The Retirement Plan covers eligible salaried employees of our company and its participating affiliates.

Effective January 1, 2009, the Retirement Plan was amended to provide benefits determined under a cash balance formula. The cash balance formula applies to any participant entering or re-entering the plan on or after January 1, 2009 and to any participant who had less than five years of service prior to January 1, 2009. For a participant with an accrued benefit and five years of service or more prior to January 1, 2009, an account was established on January 1, 2009 with an opening balance equal to the present value of his or her accrued benefit determined under the final average pay formula. The accrued benefits of all other participants to whom the cash balance formula does not apply continue to be determined under the traditional final average pay formula. Messrs. Luciano, Young, and Macciocchi, participate in the cash balance formula, while Messrs. Morris and Taets participate in the final average pay formula.

A participant whose accrued benefit is determined under the cash balance formula has an individual hypothetical account established under the Retirement Plan. Pay and interest credits are made on an annual basis to the participant’s account. Pay credits are equal to a percentage of the participant’s earnings for the year based on the sum of the participant’s age and years of service at the end of the year under the schedule to the right.

AGE + SERVICE	PAY

Less than 40	2.00%

at least 40 but less than 50	2.25%

at least 50 but less than 60	2.50%

at least 60 but less than 70	3.00%

at least 70 but less than 80	3.50%

80 or more	4.00%

Interest credits are made at the end of the year and are calculated on the balance of the participant’s account as of the first day of the plan year, using an interest rate based upon the yield on 30-year Treasury bonds, subject to a minimum annual interest rate of 1.95%. The participant’s pension benefit will be the amount of the balance in the participant’s account at the time that the pension becomes payable under the Retirement Plan. The pension payable to a participant whose

ADM Proxy Statement 2020	49

Executive Compensation

Supplemental Retirement Plan

accrued benefit under the final average pay formula was converted to the cash balance formula at January 1, 2009, if paid in annuity form, will be increased to reflect any additional benefit which the participant would have received in that form under the traditional formula, but only with respect to the benefit accrued by the participant prior to January 1, 2009. A participant under the cash balance formula becomes vested in a benefit under the Retirement Plan after three years of service. There are no special early retirement benefits under the cash balance formula.

For a participant whose accrued benefit is determined under the final average pay formula, the formula calculates a life annuity payable at a normal retirement age of 65 based upon a participant’s highest average earnings over 60 consecutive months during the last 15 years of employment. The final average pay formula provides a benefit of 36.0% of a participant’s final average earnings, plus 16.5% of the participant’s final average earnings in excess of Social Security “covered compensation.” This benefit accrues ratably over 30 years of service. A participant accrues an additional benefit of 0.5% of final average earnings for years of service in excess of 30. Early retirement is available at age 55 with 10 years of service. The life annuity payable at early retirement is subsidized relative to the normal retirement benefit. The payment amount in life annuity form is 97% of the full benefit amount at age 64, and 50% at age 55, with adjustments between those two ages. All participants under the final average pay formula are vested in their benefits under the Retirement Plan, based on five years of service.

Earnings for purposes of the cash balance and the final average pay formulas generally include amounts reflected as pay on Form W-2, increased by 401(k) Plan pre-tax deferrals and elective “cafeteria plan” contributions, and decreased by bonuses, expense allowances/reimbursements, severance pay, income from stock option and restricted stock awards or cash payments in lieu thereof, merchandise or service discounts, amounts paid in a form other than cash, and other fringe benefits. Annual earnings are limited as required under Section 401(a)(17) of the Internal Revenue Code.

When a participant is eligible for a pension, the participant has a choice of a life annuity, a joint and 50% survivor annuity, a joint and 75% survivor annuity, or a joint and 100% survivor annuity. Each joint and survivor annuity form is the actuarial equivalent of the life annuity payable at the same age, with actuarial equivalence determined using the IRS prescribed mortality table under Section 417(e) of the Internal Revenue Code and an interest rate assumption of 6%. Cash balance participants may also elect a lump-sum payment option.

In December 2017, the Retirement Plan was amended to freeze final average pay formula benefit accruals as of December 31, 2021 for all active final average pay formula participants in the Retirement Plan on that date. Final average pay accrued benefits would be calculated as if the participant terminated employment on the earlier of their actual termination date or December 31, 2021. The final average pay benefit will not be converted to a cash balance benefit, but will remain subject to the final average pay benefit rules. As of January 1, 2022, all Retirement Plan participants will accrue future benefits under the cash balance formula, based on their age and total years of service.

SUPPLEMENTAL RETIREMENT PLAN

We also sponsor the ADM Supplemental Retirement Plan (the “Supplemental Plan”), which is a nonqualified deferred compensation plan under Section 409A of the Internal Revenue Code. The Supplemental Plan covers participants in the Retirement Plan whose benefit under such plan is limited by the benefit limits of Section 415 or the compensation limit of Section 401(a)(17) of the Internal Revenue Code. The Supplemental Plan also covers any employee whose Retirement Plan benefit is reduced by participation in the ADM Deferred Compensation Plan. Participation by those employees who otherwise qualify for coverage is at the discretion of the Board, the Compensation/Succession Committee or, in the case of employees other than executive officers, the Chief Executive Officer. The Supplemental Plan provides the additional benefit that would have been provided under the Retirement Plan but for the limits of Section 415 or 401(a)(17) of the Internal Revenue Code, and but for the fact that elective contributions made by the participant under the ADM Deferred Compensation Plan are not included in the compensation base for the Retirement Plan. A participant is not vested in a benefit under the Supplemental Plan unless and until the participant is vested in a benefit under the Retirement Plan, which requires three years of service for a cash balance formula participant and five years of service for a final average pay formula participant for vesting. A separate payment form election is required with respect to the Supplemental Plan benefit from among the same options available under the Retirement Plan, subject to the limitations of Section 409A of the Internal Revenue Code.

50	ADM Proxy Statement 2020

Executive Compensation

Nonqualified Deferred Compensation

NONQUALIFIED DEFERRED COMPENSATION

The following table summarizes information with respect to the participation of the named executive officers in the ADM Deferred Compensation Plan for Selected Management Employees I and II, which are non-qualified deferred compensation plans, for the fiscal year ended December 31, 2019.

Name	Executive Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at 12/31/19 ($)(2)

J. R. LUCIANO	0	0	0	0

R. G. YOUNG	0	0	0	0

V. F. MACCIOCCHI	0	0	0	0

G. A. MORRIS	0	0	0	0

J. D. TAETS	0	51,168	106,174	324,367

(1) The amount reported in this column was not reported in the Summary Compensation Table as part of Mr. Taets’ compensation for the fiscal year ended December 31, 2019 because none of the earnings is considered to be “above market”.

(2) Of the amount shown in this column, $709,977 was previously reported as compensation to Mr. Taets in the Summary Compensation Table in previous years, not all of which is reflected in this column due in part to previous distributions to Mr. Taets, including $106,174 in 2019.

We sponsor two nonqualified deferred compensation plans — the ADM Deferred Compensation Plan for Selected Management Employees I and II (referred to as “Deferred Comp Plan I” and “Deferred Comp Plan II”, respectively). Deferred Comp Plan I was frozen as to new participants and new deferrals effective January 1, 2005, and is maintained as a separate “grandfathered” plan under Section 409A of the Internal Revenue Code. Deferred Comp Plan II is structured to comply with Section 409A. Deferred Comp Plan II covers salaried employees of our company and its affiliates whose annualized base salary is $175,000 or more. Participation by those employees who otherwise qualify for coverage is at the discretion of the Board, the Compensation/Succession Committee or, in the case of employees other than executive officers, the Chief Executive Officer.

A participant in Deferred Comp Plan II can defer up to 75% of his or her base salary and up to 100% of his or her bonus. Earnings credits are added based upon hypothetical investment elections made by participants. A participant can elect each year when to be paid the base salary or bonus amounts deferred for that year, by electing to be paid upon a specified future date prior to separation from service or following retirement, in the form of a lump sum or in installments over a period of two to twenty years. If a participant separates from service prior to the elected payment date (or prior to qualifying for retirement), the payment will be made in a lump sum after separation from service, subject to the six month “specified employee” payment delay required by Section 409A. Withdrawals are allowed upon a showing of “hardship” by the participant in accordance with Section 409A. Small account balances of $10,000 or less are paid in a lump sum only.

Deferred Comp Plan II provides for “make-whole” company credits to the extent that a participant’s election to defer under the Deferred Comp Plan II causes a loss of company contributions under the 401(k)

and ESOP. No “make-whole” company credits were made on behalf of the named executive officers for fiscal year 2019.

A participant with an account balance remaining under Deferred Comp Plan I continues to receive earnings credits on such account based upon hypothetical investment elections made by the participant. A participant can establish up to two “scheduled distribution accounts” that are payable upon dates specified by the participant in either a lump sum or installments over a period of two to four years. A participant also can take unscheduled withdrawals of up to 25% of the balance of his or her accounts, subject to a withdrawal penalty of 10% of the withdrawn amount. Only one such unscheduled withdrawal is allowed in any year. Withdrawals also are allowed upon a showing of “hardship” by the participant. A participant’s account under Deferred Comp Plan I is paid following termination of employment. Payment following termination of employment is in a lump sum, except that a participant can elect to have installments paid over a period of two to 20 years if termination of employment occurs after retirement eligibility or due to disability.

Deferred Comp Plan I balances are fully-vested. A participant becomes vested in his or her company credits to Deferred Comp Plan II after two years of service. Unpaid amounts at death are paid to designated beneficiaries.

The hypothetical investment options available under Deferred Comp Plans I and II are determined by us and correspond with the investment options (other than our company’s common stock) that are made available to participants in the qualified 401(k) and ESOP. These investment options are listed below, and the plan earnings credited to each participant’s account in these plans correspond to the earnings performance of the investment selected. Participants in the Deferred Comp Plans I and II may reallocate the amount of new deferrals and existing account

ADM Proxy Statement 2020	51

Executive Compensation

Termination of Employment and Change in Control Arrangements

balances among these investment options at any time. We do not set assets aside for the benefit of plan participants, but the Deferred Comp

Plans I and II provide for full funding of all benefits upon a change in control or potential change in control, as defined in the plans.

In fiscal year 2019, the investment options available under Deferred Comp Plans I and II and their respective notional rates of return were as follows:

Deemed Investment Option	Fiscal Year 2019 Cumulative Return (1/1/19 to 12/31/19)

Dodge & Cox Stock	24.83%

Aristotle Small Cap Equity Collective Trust Class B	23.96%

PIMCO Total Return — Instl Class	8.26%

T. Rowe Price Institutional Mid-Cap Equity Growth	33.09%

T. Rowe Price Institutional Large-Cap Growth	28.49%

Vanguard Wellington — Admiral Shares	22.61%

Vanguard International Growth — Admiral Shares	31.48%

Vanguard Institutional 500 Index Trust	N/A

Vanguard Target Retirement 2015 Trust I	14.91%

Vanguard Target Retirement 2020 Trust I	17.73%

Vanguard Target Retirement 2025 Trust I	19.78%

Vanguard Target Retirement 2030 Trust I	21.18%

Vanguard Target Retirement 2035 Trust I	22.58%

Vanguard Target Retirement 2040 Trust I	23.97%

Vanguard Target Retirement 2045 Trust I	25.10%

Vanguard Target Retirement 2050 Trust I	25.07%

Vanguard Target Retirement 2055 Trust I	25.09%

Vanguard Target Retirement 2060 Trust I	25.07%

Vanguard Target Retirement 2065 Trust I	25.10%

Vanguard Target Retirement Income Trust I	13.27%

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

We have entered into certain agreements and maintain certain plans that will require us to provide compensation to our named executive officers in the event of a termination of employment or a change in control of our company. See the tabular disclosure and narrative description under the “Pension Benefits” and “Nonqualified Deferred Compensation” sections above for detail regarding payments that would result from a termination of employment or change in control of our company under our pension and nonqualified deferred compensation plans.

Under the terms of our stock option agreements, vesting and exercisability accelerate upon the death of the recipient or change in control of our company, and continue in accordance with the original vesting schedule if employment ends as a result of disability or retirement. If employment ends for reasons other than death, disability, retirement, or cause, a recipient forfeits any interest in the unvested portion of any option but retains the right to exercise the previously vested portion of any option for a period of three months. In addition, if an award recipient’s employment is terminated for cause, or if the recipient breaches a non-competition or confidentiality restriction or participates in an activity deemed by us to be detrimental to our company, the recipient’s right to exercise any unexercised options will terminate, the recipient’s right to receive option shares will terminate, and any shares already issued upon exercise of the option must be returned to us in exchange for the lesser of the shares’ then-current fair market value or the price paid for the shares, or the recipient must pay us cash in the amount of the gain realized by the recipient from the exercise of the option.

Under the terms of our 2017, 2018, and 2019 RSU award agreements, vesting accelerates upon a change in control of the company only if the award recipient’s employment is terminated without cause or if the award recipient resigns for good reason, in each case, within 24 months

52	ADM Proxy Statement 2020

Executive Compensation

Termination of Employment and Change in Control Arrangements

after the change in control, or if the surviving entity in the change in control transaction refuses to continue, assume, or replace the awards. Under all of our RSU award agreements, vesting accelerates upon death and continues in accordance with the original vesting schedule if employment ends as a result of disability or retirement. If employment ends for other reasons, the unvested portion of each award is forfeited. In addition, if an award recipient’s employment is terminated for cause, or if the recipient breaches a non-competition or confidentiality restriction or participates in an activity deemed by us to be detrimental to our company, the recipient’s unvested awards will be forfeited, and any award shares that have already been issued in settlement must be returned to us or the recipient must pay us the amount of the shares’ fair market value as of the date the award vested.

Under the terms of our PSU award agreements, vesting accelerates upon the death of the award recipient or upon a change in control of our company only if the award recipient’s employment is terminated without cause or if the award recipient resigns for good reason, in each case, within 24 months after the change in control, or if the surviving entity in the change in control transaction refuses to continue, assume, or replace the awards. In all such instances, the PSU awards will vest based on actual performance during the truncated performance period and on a pro rata basis based on a target number of units for the performance period year(s) following the truncated performance period, if any. If employment ends as a result of disability or retirement, vesting will continue in accordance with the original vesting schedule. If employment ends for other reasons, the unvested portion of each award is forfeited. In addition, if an award recipient’s employment is terminated for cause, or if the recipient breaches a non-competition or confidentiality restriction or participates in an activity deemed by us to be detrimental to our company, the recipient’s unvested awards will be forfeited, and any award shares that have already been issued in settlement must be returned to us or the recipient must pay us the amount of the shares’ fair market value as of the date the award vested.

ADM Proxy Statement 2020	53

Executive Compensation

Termination of Employment and Change in Control Arrangements

The amount of compensation payable to each named executive officer in various termination and change in control scenarios is listed in the table below. These payments and benefits are provided under the terms of agreements involving equity compensation awards. Unless otherwise indicated, the amounts listed are calculated based on the assumption that the named executive officer’s employment was terminated or that a change in control occurred on December 31, 2019.

Name		Voluntary Termination ($)	Involuntary Termination without Cause ($)	Termination for Cause ($)	Death ($)(1)	Disability ($)	Change in Control ($)(3)	Change in Control (Non- Assumption of Awards or Involuntary Termination Without Cause or Termination for Good Reason) ($)(4)	Retirement ($)
J. R. Luciano	Vesting of nonvested stock options	0	0	0	4,905,035	(2)	4,905,035	4,905,035	(5)
	Vesting of nonvested RSU awards	0	0	0	20,984,684	(2)	0	20,984,684	(5)
	Vesting of nonvested PSU awards	0	0	0	14,616,380	(2)	0	14,616,380	(5)
R. G. Young	Vesting of nonvested stock options	0	0	0	1,827,522	(2)	1,827,522	1,827,522	(5)
	Vesting of nonvested RSU awards	0	0	0	7,172,384	(2)	0	7,172,384	(5)
	Vesting of nonvested PSU awards	0	0	0	4,998,384	(2)	0	4,998,384	(5)
V. F. Macciocchi	Vesting of nonvested stock options	0	0	0	490,503	(2)	490,503	490,503	(5)
	Vesting of nonvested RSU awards	0	0	0	4,098,638	(2)	0	4,098,638	(5)
	Vesting of nonvested PSU awards	0	0	0	3,157,223	(2)	0	3,157,223	(5)
G. A. Morris	Vesting of nonvested stock options	0	0	0	588,607	(2)	588,607	588,607	(5)
	Vesting of nonvested RSU awards	0	0	0	4,493,308	(2)	0	4,493,308	(5)
	Vesting of nonvested PSU awards	0	0	0	3,274,998	(2)	0	3,274,998	(5)
J. D. Taets	Vesting of nonvested stock options	0	0	0	735,755	(2)	735,755	735,755	(5)
	Vesting of nonvested RSU awards	0	0	0	4,825,545	(2)	0	4,825,545	(5)
	Vesting of nonvested PSU awards	0	0	0	3,274,998	(2)	0	3,274,998	(5)

(1) Pursuant to the terms of the stock option and RSU awards issued under the 2009 Incentive Compensation Plan, vesting and exercisability of these equity awards are accelerated in full upon death. The amount shown with respect to RSU awards was calculated by multiplying the number of units as to which accelerated vesting and settlement occurs by $46.35, the closing sale price of a share of our common stock on the NYSE on December 31, 2019. The amounts shown with respect to stock options were calculated with respect to options that were “in the money” as of December 31, 2019 and were determined by multiplying the number of shares subject to each option as to which accelerated vesting occurs by the difference between $46.35, the closing sale price of a share of our common stock on the NYSE on December 31, 2019, and the exercise price of the applicable stock option.

Pursuant to the terms of the PSU awards issued under the 2009 Incentive Compensation Plan, vesting of the PSU awards will accelerate upon death in an amount equal to the sum of (i) the number of units deemed to have been earned and entitled to vest during the truncated performance period based on the company’s actual performance and (ii) the target number of units multiplied by a fraction whose numerator is the number of fiscal years not included in the original performance period that were not included in the truncated performance period and whose denominator is three. The amount shown with respect to 2018 and 2019 PSU awards, assuming that the Relative TSR as well as the levels of both Adjusted ROIC and Adjusted EBITDA achieved for applicable portion of the performance period equate to a 100% payout of the total number of target shares, was calculated (1) with respect to the 2019 PSUs, by (i) deeming 33% of the target number of shares earned and entitled to vest and (ii) multiplying the target number of shares by 66% of the remaining target share amount and finally (iii) multiplying the sum of (i) and (ii) by $46.35, and (2) with respect to the 2018 PSUs, by (i) deeming 66% of the target number of shares earned and entitled to vest and (ii) multiplying the target number of shares by 33% of the remaining target share amount and finally (iii) multiplying the sum of (i) and (ii) by $46.35.

(2) Pursuant to the terms of the stock option, RSU award and PSU award agreements issued under the 2009 Incentive Compensation Plan, vesting of these equity awards generally continues on the same schedule after retirement or termination of employment due to disability.

54	ADM Proxy Statement 2020

Executive Compensation

CEO Pay Ratio

(3) Pursuant to the terms of the stock option issued prior to 2017 under the 2009 Incentive Compensation Plan, vesting and exercisability of these equity awards are accelerated in full upon a change in control. All currently outstanding RSUs and PSUS are subject to a double trigger vesting and payout mechanism upon a change in control, meaning that only if (i) within 24 months after the change in control, one of our executive officer’s employment is terminated without cause or he or she resigns for good reason or (ii) the surviving entity in the change of control does not continue, assume, or replace the awards, the RSU awards will accelerate in full and the PSU awards will accelerate on a pro rata basis as described in footnote 1 above. Therefore, this column excludes all outstanding RSUs and PSUs. The amounts shown with respect to stock options were calculated with respect to options that were “in the money” as of December 31, 2019 and were determined by multiplying the number of shares subject to each unvested option as to which accelerated vesting occurs upon a change in control by the difference between $46.35, the closing sale price of a share of our common stock on the NYSE on December 31, 2019, and the exercise price of the applicable stock option.

(4) Pursuant to the terms of the stock option issued prior to 2017 under the 2009 Incentive Compensation Plan, vesting and exercisability of these equity awards are accelerated in full upon a change in control. However, beginning in 2017, the company made the RSU awards as well as the PSU awards subject to a double trigger vesting and payout mechanism upon a change in control, meaning that only if (i) within 24 months after the change in control, one of our executive officer’s employment is terminated without cause or he or she resigns for good reason or (ii) the surviving entity in the change of control does not continue, assume, or replace the awards, the RSU awards will accelerate in full and the PSU awards will accelerate on a pro rata basis as described in footnote 1 above. Therefore, this column includes (i) all unexercisable options, (ii) all unvested RSU awards, and (iii) a portion of the unvested PSU awards (calculated in the manner set forth in footnote 1). The amounts shown with respect to stock options were calculated with respect to options that were “in the money” as of December 31, 2019 and were determined by multiplying the number of shares subject to each option as to which accelerated vesting occurs by the difference between $46.35, the closing sale price of a share of our common stock on the NYSE on December 31, 2019, and the exercise price of the applicable stock option. The amounts shown with respect to RSU and PSU awards was calculated by multiplying the number of units as to which accelerated vesting and settlement occurs by $46.35, the closing sale price of a share of our common stock on the NYSE on December 31, 2019.

(5) Because this named executive officer is not yet eligible for retirement under the terms of the ADM Retirement Plan, no current termination of employment would be considered “retirement” under any of the applicable equity-based compensation plans.

CEO PAY RATIO

For our fiscal year 2019 pay ratio analysis, we determined that due to changes in our employee population caused by acquisitions we completed in 2019, including but not limited to Neovia, that we reasonably believe would significantly impact our fiscal year 2019 pay ratio, we could not use the same median employee that we identified for the years ended December 31, 2017 and December 31, 2018.

Our median employee’s annual total compensation for fiscal year 2019 was $63,981. The annual total compensation of our Chairman and CEO for fiscal year 2019 was $18,174,409. The ratio between the Chairman and CEO’s annual total compensation to the annual total compensation of our median employee is 285:1.

We determined our median employee for fiscal year 2019 by using a consistently applied compensation measure of total cash compensation paid to our global employee population (including full-time, part-time, temporary, and seasonal employees) other than our Chairman and CEO, as of December 31, 2019, which included 39,223 individuals, with 40% of these individuals located in the United States. We define “total cash compensation” as base salary for salaried colleagues, base hourly compensation and overtime for hourly permanent employees, actual compensation for seasonal or temporary colleagues, sales commission (if applicable), and any annual cash incentive compensation for the year ending on December 31, 2019. For purposes of the pay ratio, their compensation is converted to U.S. dollars as of December 31, 2019 exchange rate to determine the median employee.

With respect to our median employee, we then identified and calculated the elements of the employee’s annual total compensation for 2019 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K and also included $17,393 as the estimated value of the median employee’s 2019 employer-paid health care and basic life and short-term disability insurance premiums. With respect to the annual total compensation of our Chairman and CEO, we used the amount reported in the Summary Compensation Table and also included $19,674 as the estimated value of our Chairman and CEO’s 2019 employer-paid health care and basic life and short-term disability insurance premiums.

Supplemental Pay Ratio

Our global footprint drives the median pay level at ADM. 60% of our workforce is employed outside the United States. We aim to provide competitive pay and benefits for each employee’s role in every business segment and geography. To be consistent with our compensation philosophy, all global colleagues are paid based upon their local market as reviewed on an annual basis to ensure they are paid competitively. We believe this information is useful to put the SEC-required pay ratio provided above into context.

In addition, we are also providing a supplemental pay ratio that includes our domestic employees only. We identified the median employee for purposes of the supplemental pay ratio using the same methodology as the required pay ratio. Applying this methodology to our employees located in the United States only (other than our Chairman and CEO), we determined that our median employee in fiscal year 2019 had annual total compensation in the amount of $83,793.

As a result, the fiscal year 2019 ratio of the total annual compensation of our Chairman and CEO to the total annual compensation of our median employee in the United States, each as calculated above to include 2019 employer-paid health care and basic life and short-term disability insurance premiums, is 217:1. This supplemental pay ratio is not a substitute for the required CEO pay ratio, but we believe it is helpful in fully evaluating the ratio of our Chairman and CEO’s annual total compensation to that of our median employee.

ADM Proxy Statement 2020	55

Director Compensation

Director Compensation

For fiscal year 2019, our standard compensation for non-employee directors consists of an annual retainer in the amount of $300,000. With respect to the $300,000 annual retainer, $175,000 must be paid in stock units pursuant to our Stock Unit Plan for Non-Employee Directors. The remaining portion of the annual retainer may be paid in cash, stock units, or a combination of both, at the election of each non-employee director. Each stock unit is deemed for valuation and bookkeeping purposes to be the equivalent of a share of our common stock. In addition to the annual retainer, our Lead Director received a stipend in the amount of $30,000, the Chair of the Audit Committee received a stipend in the amount of $25,000, the Chair of the Compensation/Succession Committee received a stipend in the amount of $20,000, the Chair of the Nominating/Corporate Governance Committee received a stipend in the amount of $15,000, and the Chair of the Sustainability and Corporate Responsibility Committee received a stipend in the amount of $10,000. All such stipends are paid in cash. We do not pay fees for attendance at board and committee meetings. Directors are reimbursed for out-of-pocket traveling expenses incurred in attending board and committee meetings. Directors may also be provided with certain perquisites from time to time.

Stock units are credited to the account of each non-employee director on a quarterly basis in an amount determined by dividing the quarterly amount of the retainer to be paid in stock units by the fair market value of a share of our common stock on the last business day of that quarter, and are fully-vested at all times. As of any date on which cash dividends are paid on our common stock, each director’s stock unit account is also credited with stock units in an amount determined by dividing the dollar value of the dividends that would have been paid on the stock units in that director’s account had those units been actual shares by the fair market value of a share of our stock on the dividend payment date. For purposes of this plan, the “fair market value” of a share of our common stock on any date is the average of the high and low reported sales prices for our stock on the NYSE on that date. Each stock unit is paid out in cash on the first business day following the earlier of (i) five years after the end of the calendar year that includes the quarter for which that stock unit was credited to the director’s account, and (ii) when the director ceases to be a member of the Board. The amount to be paid will equal the number of stock units credited to a director’s account multiplied by the fair market value of a share of our stock on the payout date. A director may elect to defer the receipt of these payments in accordance with the plan.

The following table summarizes compensation provided to each non-employee director for services provided during fiscal year 2019.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

A. L. BOECKMANN(4)	30,978	225,000	—	255,978

M. S. BURKE	125,000	175,000	—	300,000

T. K. CREWS	150,000	175,000	—	325,000

P. DUFOUR	125,000	175,000	—	300,000

D. E. FELSINGER	30,000	300,000	5,000	335,000

S. F. HARRISON(5)	131,675	175,000	—	306,675

P. J. MOORE	140,000	175,000	5,000	320,000

F. J. SANCHEZ	125,000	175,000	—	300,000

D. A. SANDLER	125,000	175,000	—	300,000

L. Z. SCHLITZ(6)	83,448	131,250	—	214,698

D. T. SHIH(7)	56,800	43,750	—	100,550

K. R. WESTBROOK	145,000	175,000	—	320,000

56	ADM Proxy Statement 2020

Director Compensation

Director Stock Ownership Guidelines

(1) As described above, $175,000 of the annual retainer of $300,000 is paid in stock units, which are reported in the “Stock Awards” column. In addition, our directors may elect to receive the remaining portion of the annual retainer in the form of cash, stock units, or a combination of both. For fiscal year 2019, each of Mr. Boeckmann and Mr. Felsinger elected to receive his entire annual retainer in the form of stock units.

(2) The amounts set forth in this column represent the grant date fair value of stock unit grants to each of the listed directors computed in accordance with the provisions of FASB ASC Topic 718. Each of the listed directors is a non-employee director and the fair value of services provided by each director has been used to calculate the number of stock units credited to each director by dividing the quarterly fair value of the services provided by the fair market value of a share of our company’s common stock on the last business day of the quarter. For purposes of this plan, the “fair market value” of a share of our common stock on any date is the average of the high and low reported sales prices for our stock on the NYSE on that date. The fair value of services provided by each of the directors has been determined to be $75,000 per quarter. The aggregate number of stock units credited to the account of each non-employee director as of December 31, 2019 (including mandatory stock unit grants, voluntary elections to receive stock units, and the deemed reinvestment of dividends) was as follows:

Name	Number of Stock Units at 12/31/19
M. S. Burke	5,850
T. K. Crews	33,576
P. Dufour	24,927
D. E. Felsinger	64,431
S. F. Harrison	9,844
P. J. Moore	62,949
F. J. Sanchez	21,456
D. A. Sandler	13,597
L. Z. Schlitz	2,161
K. R. Westbrook	50,446

(3) Consists of charitable gifts pursuant to the company’s matching charitable gift program which is available to substantially all employees and non-employee directors.

(4) Mr. Boeckmann resigned from the Board of Directors effective November 7, 2019, and his annual non-employee director compensation was prorated to reflect his period of service during 2019.

(5) Ms. Harrison’s compensation includes a pro-rated stipend to reflect her period of service as the Chair of Sustainability and Corporate Responsibility Committee in 2019.

(6) Ms. Schlitz was elected to the Board of Directors at our 2019 Annual Meeting of Stockholders on May 1, 2019, and her annual non-employee director compensation was prorated to reflect her period of service during 2019.

(7) Mr. Shih did not stand for reelection at our 2019 Annual Meeting of Stockholders on May 1, 2019, and his annual non-employee director compensation was prorated to reflect his period of service during 2019.

Director Stock Ownership Guidelines

Our company has guidelines regarding ownership of shares of our common stock by our non-employee directors. These guidelines call for non-employee directors to own shares of common stock (including stock units issued pursuant to the Stock Unit Plan for Non-Employee Directors) over time with a fair market value of not less than five times the amount of the maximum cash portion of the annual retainer. Application of these guidelines will consider the time each director has served on the Board of Directors, as well as stock price fluctuations that may impact the achievement of the five times cash retainer ownership guidelines.

We prohibit non-employee directors from pledging company securities if they have not met stock ownership guidelines, and we require our non-employee directors to obtain approval from our General Counsel before pledging company securities.

ADM Proxy Statement 2020	57

Equity Compensation Plan Information; Related Transactions

EQUITY COMPENSATION PLAN INFORMATION AT DECEMBER 31, 2019

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(c)

Equity Compensation Plans Approved by Security Holders	14,768,827(1)	$35.20(2)	5,234,839(3)

Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	14,768,827(1)	$35.20(2)	5,234,839(3)

(1) Consists of 4,840,843 shares to be issued upon vest of outstanding restricted stock units, 1,880,597* shares to be issued upon vest of outstanding Performance Units, and 8,047,387 shares to be issued upon exercise of outstanding options pursuant to the company’s 2009 Incentive Compensation Plan all as of December 31, 2019.

(2) Weighted-average exercise price for outstanding stock options.

(3) Consists of shares available for issuance pursuant to the Company’s 2009 Incentive Compensation Plan, as of December 31, 2019. Benefits which may be granted under the 2009 Incentive Compensation Plan are options, stock appreciation rights, restricted stock and restricted stock units, performance shares, performance units and cash-based awards. However, only 2,107,032 of these shares are eligible for granting of full value shares.

*Based on Target Share Amounts for PSUs. Number of PSUs issued would be 2,471,866 under the maximum payout conditions.

As of March 16, 2020, our company does not have any equity compensation plans that have not been approved by our stockholders.

REVIEW AND APPROVAL OF CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Various policies and procedures of our company, including our Code of Conduct, our bylaws, the charter of the Nominating/Corporate Governance Committee, and annual questionnaires completed by all of our directors and executive officers, require the directors and executive officers to disclose and otherwise identify to the company the transactions or relationships that may constitute conflicts of interest or otherwise require disclosure under applicable SEC rules as “related person transactions” between our company or its subsidiaries and related persons. For these purposes, a related person is a director, executive officer, nominee for director, or 5% stockholder of the company since the beginning of the last fiscal year and their immediate family members.

Although the company’s processes vary with the particular transaction or relationship, in accordance with our Code of Conduct, directors, executive officers, and other company employees are directed to inform appropriate supervisory personnel as to the existence or potential existence of such a transaction or relationship. To the extent a related person is involved in the relationship or has a material interest in the transaction, the company’s practice, although not part of a written policy, is to refer consideration of the matter to the Board or the Audit Committee. The transaction or relationship will be evaluated by the Board or the Audit Committee, which will approve or ratify it if it is determined that the transaction or relationship is fair and in the best interests of the company. Generally, transactions and series of related transactions of less than $120,000 are approved or ratified by appropriate company supervisory personnel and are not approved or ratified by the Board or a committee thereof.

58	ADM Proxy Statement 2020

Equity Compensation Plan Information; Related Transactions

Certain Relationships and Related Transactions

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended December 31, 2019, the brother of Christopher Cuddy, one of our executive officers, was employed by our company as a vice president of our Golden Peanut and Tree Nut business. Such relationship was considered by the Audit Committee and found to be fair and in the best interests of our company.

ADM Proxy Statement 2020	59

Report of the Audit Committee

Report of the Audit Committee

The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders relating to the Company’s (i) financial statements and the financial reporting process, (ii) preparation of the financial reports and other financial information provided by the Company to any governmental or regulatory body, (iii) systems of internal accounting and financial controls, (iv) internal audit functions, (v) annual independent audit of the Company’s financial statements, (vi) major risk exposures, (vii) legal compliance and ethics programs as established by management and the Board, (viii) related-party transactions, and (ix) performance of the compliance function.

The Audit Committee assures that the corporate information gathering, analysis and reporting systems developed by management represent a good faith attempt to provide senior management and the Board of Directors with information regarding material acts, events, and conditions within the Company. In addition, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor. The Audit Committee ensures that the Company establishes, resources, and maintains a professional internal auditing function and that there are no unjustified restrictions or limitations imposed on such function. The Audit Committee reviews the effectiveness of the internal audit function and reviews and approves the actions relating to the Company’s General Auditor, including performance appraisals and related base and incentive compensation. The Audit Committee is comprised of six independent directors, all of whom are financially literate and one of whom (T. K. Crews, the Chairman) has been determined by the Board of Directors to be an “audit committee financial expert” as defined by the Securities and Exchange Commission (“SEC”).

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the annual report with management, including a discussion of the quality — not just the acceptability — of the accounting principles, the reasonableness of significant judgments, the development and selection of the critical accounting estimates, and the clarity of disclosures in the financial statements. Also, the Audit Committee discussed with management education regarding compliance with the policies and procedures of the Company as well as federal and state laws.

The Audit Committee reviewed and discussed with the independent auditor, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the effectiveness of the Company’s internal control over financial reporting, and the matters required to be discussed by the applicable Public Company Accounting Oversight Board (“PCAOB”) standards including their judgment as to the quality — not just the acceptability — of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addition, the Audit Committee received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor the auditor’s independence from management and the Company. The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy and considered the compatibility of non-audit services with the independent auditor’s independence. The Audit Committee recommended to the Board of Directors (and the Board of Directors approved) a hiring policy related to current and former employees of the independent auditor.

The Committee discussed the Company’s major risk exposures, the steps management has taken to monitor and control such exposures, and guidelines and policies to govern the Company’s risk assessment and risk management processes.

The meetings of the Audit Committee are designed to facilitate and encourage communication among the Audit Committee, the Company, the Company’s internal audit function and the Company’s independent auditor. The Audit Committee discussed with the internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the accounting and financial controls, and the overall quality of the Company’s financial reporting. The Audit Committee met individually with members of management in executive session. The Audit Committee held nine meetings during fiscal year 2019.

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. Each year, the Audit Committee evaluates the qualifications, performance, tenure and independence of the

60	ADM Proxy Statement 2020

Report of the Audit Committee

Report of the Audit Committee

Company’s independent auditor and determines whether to re-engage the current independent auditor. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors’ global capabilities and the auditors’ technical expertise and knowledge of the Company’s operations and industry. Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP as independent auditor for the fiscal year ending December 31, 2020. The members of the Audit Committee and the Board believe that, due to Ernst & Young LLP’s knowledge of the Company and of the industries in which the Company operates, it is in the best interests of the Company and its stockholders to continue retention of Ernst & Young LLP to serve as the Company’s independent auditor. Although the Audit Committee has the sole authority to appoint the independent auditors, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

T. K. Crews, Chairman

P. Dufour

P. J. Moore

F. J. Sanchez

D. A. Sandler

L. Z. Schlitz

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Proposal No. 2

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit the company’s financial statements. The Audit Committee has appointed Ernst & Young LLP as our company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Ernst & Young LLP, or its predecessor firms, has served as our independent registered public accounting firm for more than 85 years.

The Audit Committee is responsible for the audit fee negotiations associated with our company’s retention of Ernst & Young LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be regular rotation of the independent registered public accounting firm. In conjunction with the required rotation of Ernst & Young LLP’s lead engagement partner, the Audit Committee and its Chairman are directly involved in the selection of Ernst & Young LLP’s new lead engagement partner.

We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Ernst & Young LLP to our stockholders as a matter of good corporate practice. The members of the Audit Committee, and the Board of Directors, believe that the continued retention of Ernst & Young LLP to serve as the company’s independent registered public accounting firm is in the best interests of our company and its stockholders. Representatives of Ernst & Young LLP will be present at the virtual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as our company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Proxies solicited by the Board will be so voted unless stockholders specify a different choice.

FEES PAID TO INDEPENDENT AUDITORS

The following table shows the aggregate fees paid to Ernst & Young LLP by us for the services it rendered during the fiscal years ended December 31, 2019, and December 31, 2018.

Description of Fees	2019	2018

Audit Fees(1)	$17,153,000	$16,512,000

Audit-Related Fees(2)	2,567,000	2,462,000

Tax Fees(3)	2,447,000	1,646,000

All Other Fees(4)	318,000	—

Total	$22,485,000	$20,620,000

(1) Includes fees for audit of annual financial statements, reviews of the related quarterly financial statements, audit of the effectiveness of our company’s internal control over financial reporting, and certain statutory audits.

(2) Includes fees for accounting and reporting assistance for newly adopted accounting standards (Leases), due diligence for mergers and acquisitions, and audit-related work in connection with employee benefit plans of our company.

(3) Includes fees related to tax planning advice and tax compliance.

(4) Includes fees for advisory services related to strategic transactions or divestitures.

AUDIT COMMITTEE PRE-APPROVAL POLICIES

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy. This policy provides that audit services engagement terms and fees, and any changes in such terms or fees, are subject to the specific pre-approval of the Audit Committee. The policy further provides that all other audit services, audit-related services, tax services, and permitted non-audit services are subject to pre-approval by the Audit Committee. All of the services Ernst & Young LLP performed for us during fiscal years 2019 and 2018 were pre-approved by the Audit Committee.

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Proposal No. 3

Proposal No. 3 — Advisory Vote on Executive Compensation

Pursuant to Section 14A of the Exchange Act, the following proposal provides our stockholders with an opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. In considering your vote, you may wish to review the “Compensation Discussion and Analysis” discussion herein, which provides details as to our compensation policies, procedures, and decisions regarding the named executive officers, as well as the Summary Compensation Table and other related compensation tables, notes, and narrative disclosures in this proxy statement. This vote is not intended to address any specific element of our executive compensation program, but rather the overall compensation program for our named executive officers.

The Compensation/Succession Committee, which is comprised entirely of independent directors, and the Board of Directors believe that the executive compensation policies, procedures, and decisions made with respect to our named executive officers are competitive, are based on our pay-for-performance philosophy, and are focused on achieving our company’s goals and enhancing stockholder value.

Accordingly, for the reasons discussed above and in the “Compensation Discussion and Analysis” section of this proxy statement, the Board asks our stockholders to vote FOR the adoption of the following resolution to be presented at the Annual Meeting of Stockholders in 2020:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section, the compensation tables, and the related narrative disclosure in this Proxy Statement.

Although this advisory vote is not binding on the Board of Directors, the Board and the Compensation/Succession Committee will review and expect to take into account the outcome of the vote when considering future executive compensation decisions.

The Board of Directors recommends that you vote FOR the approval of the advisory resolution on the compensation of our company’s named executive officers, as disclosed in this proxy statement. Proxies solicited by the Board will be so voted unless stockholders specify a different choice.

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Proposal No. 4

Proposal No. 4 — Approval of the 2020 Incentive Compensation Plan

Introduction

We are seeking stockholder approval of the ADM 2020 Incentive Compensation Plan (the “2020 Plan”), which was approved by our Board on February 5, 2020, subject to stockholder approval. Upon approval of the 2020 Plan by our stockholders, no further awards will be made under our current plan, the Archer-Daniels-Midland Company Amended and Restated 2009 Incentive Compensation Plan (the “2009 Plan”).

As of March 16, 2020, the 2009 Plan had approximately 3,150,181 shares remaining available for issuance. Additional shares are being requested to help ensure the Company has sufficient shares to meet our anticipated needs to grant equity awards to incentivize and retain employees in future years.

The 2020 Plan authorizes 16,200,000 shares for awards, together with those shares of common stock remaining available for future grants under the 2009 Plan on the date the 2020 Plan obtains stockholder approval. We believe that given our current grant practices, the authorized share amount under the 2020 Plan should allow us to make equity compensation awards through February 2026, prior to the 2026 annual meeting of stockholders.

Awards outstanding under the 2009 Plan as of the date the 2020 Plan becomes effective will continue to be subject to the terms of the 2009 Plan, but if those awards subsequently expire, are forfeited, canceled, or terminated, or are settled in cash, the shares subject to those awards will become available for awards under the 2020 Plan.

Stockholder approval of the 2020 Plan is being sought in order to satisfy the stockholder approval requirements of (i) the New York Stock Exchange and (ii) Section 422 of the Internal Revenue Code (“Code”) to enable options granted under the 2020 Plan to qualify as incentive stock options. If the 2020 Plan is not approved by our stockholders, the 2009 Plan will remain in effect and we will remain subject to its existing share reserve.

Factors Considered in Setting Size of Requested Share Amount

As of March 16, 2020, there were 557,207,815 shares of our common stock issued and outstanding. The closing sale price of a share of our common stock on the New York Stock Exchange on that date was $32.68.

In setting the proposed number of shares reserved and issuable under the 2020 Plan, the Compensation/Succession Committee and our Board considered a number of factors as described below.

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Proposal No. 4 — Approval of the 2020 Incentive Compensation Plan

Awards Outstanding and Shares Available for Grant

The table below shows, as of March 16, 2020, the shares reserved for issuance of outstanding awards under the 2009 Plan. Our 2009 Plan is the only plan under which we currently grant equity awards to our officers and employees. The table also shows the number of shares that will be available for future grants under each equity compensation plan following approval of the 2020 Plan by our stockholders.

	As of March 16, 2020		After Approval of 2020 Plan
	Shares Reserved for Issuance of Outstanding Awards (1)	Shares Available For Future Awards	Shares Reserved for Issuance of Outstanding Awards	Shares Available for Future Awards

2009 Plan (2)	14,889,407	3,150,181(3)	14,889,407	0

2020 Plan	0	0	0	(3)

Total				(3)

(1) Shares reserved for issuance of outstanding awards at March 16, 2020 consist of the following:

	Types of Awards
	Options/SARs	Full Value Awards	Weighted Average Exercise Price of Options/SARs	Weighted Average Term to Expiration

2009 Plan (2)	7,478,025	7,411,382	$35,83	4.2 years

(2) No further equity awards may be granted under the 2009 Plan, following stockholder approval of the 2020 Plan; however, any shares that would return to the 2009 Plan as a result of an award terminating, expiring or being forfeited or being settled in cash in lieu of shares will instead become available under the 2020 Plan.

(3) The 2020 Plan authorizes 16,200,000 shares for awards, together with those shares of common stock remaining available for future grants under the 2009 Plan on the date the 2020 Plan obtains stockholder approval.

We believe that the expected dilution that will result from the 2020 Plan is reasonable for a company of our size in our industry.

Historical Equity Grant Practices

Our three-year average “burn rate” was 0.43% for fiscal years 2017 through 2019. We define burn rate as the total number of shares subject to awards granted to participants in a single year expressed as a percent of our basic weighted average common shares outstanding for that year. We believe our historical burn rate is reasonable for a company of our size in our industry.

Overhang

Expectations regarding future share usage under the 2020 Plan are based on a number of assumptions regarding factors such as future growth in the population of eligible participants, the rate of future compensation increases, the rate at which shares are returned to the 2020 Plan reserve through forfeitures, cancellations and the like, the level at which performance-based awards pay out, and our future stock price performance. While the Compensation/Succession Committee believes that the assumptions utilized are reasonable, future share usage will differ to the extent that actual events differ from our assumptions.

Key Compensation Practices

The 2020 Plan is substantially similar to our 2009 Plan, with several primary differences. The 2020 Plan:

•	Streamlines the types of award categories and permits all award categories to be granted subject to performance-based vesting conditions;

•	Imposes an annual limit on the aggregate grant date fair value of all equity-based awards granted to any non-employee director for his or her service as a non-employee director;

•	Adopts a plan default for treatment of awards upon a change of control, including double-trigger acceleration of awards continued, assumed, or replaced in connection with a change of control, consistent with the provisions of award agreements granted since 2017;

•	Preserves a minimum performance period of one year for performance-based awards but shortens the minimum vesting period for time-based awards from three years to one year in order to increase flexibility with respect to award design while maintaining compliance with governance principles;

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Proposal No. 4 — Approval of the 2020 Incentive Compensation Plan

•	Removes the fungible share design to reduce administrative complexity and more closely align with our current grant practices;

•	Increases flexibility for design of performance-based awards following the repeal of Section 162(m) of the Code, but maintains individual award limits; and

•	Provides that if any benefits provided to a participant under the 2020 Plan or other Company compensation arrangements in connection with a change of control would constitute “parachute payments” within the meaning of Section 280G of the Code and result in the imposition of an excise tax on the participant under Section 4999 of the Code, then the amount of such payments and benefits will either (i) be reduced to the extent necessary to avoid characterization as parachute payments and the imposition of the excise tax, or (ii) be paid in full and remain subject to the imposition of the excise tax, whichever results in the participant’s receipt on an after-tax basis of the greatest amount of payments and benefits. Like the 2009 Plan, the 2020 Plan does not provide any parachute payment gross-ups to its participants.

The 2020 Plan continues to include a number of features similar to our 2009 Plan that we believe are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

•	Administered by our independent Compensation/Succession Committee;

•	Contains annual limits on all types of equity awards and cash-based awards granted to any participants (other than to non-employee directors who a subject to a separate equity award limit described above);

•	Prohibits cancellation of awards for cash or other property or the grant of a full value award at a time when the exercise price of the award is greater than the current fair market value of a share of our common stock;

•	Subjects most awards to a minimum one-year vesting period, subject to certain exceptions;

•	Prohibits re-pricing of stock options or SARs, including any cancellation for cash or other property or the grant of a full value award at a time when the exercise price of the stock option or SAR is greater than the current fair market value of a share of our common stock;

•	Prohibits the issuance of stock options or SARs at an exercise price that is less than the fair market value of our common stock on the date of grant;
•	Prohibits liberal share recycling;

•	Provides for the forfeiture of certain outstanding awards if the Compensation/Succession Committee determines that the employee has engaged in certain misconduct that is materially detrimental to the interests of the Company;

•	Does not apply a “liberal” change of control definition to awards; and

•	Does not allow material modifications to the 2020 Plan without prior stockholder approval, which includes amendments that would increase the number of shares of our common stock.

The complete text of the 2020 Plan is attached as Appendix A.

Why We Believe You Should Vote for the 2020 Plan

The Board believes that equity compensation is an important part of total compensation for our executives as well as for certain other senior and management-level employees. As described in the CD&A, our compensation programs are intended to work together to reward these employees for achieving the pre-established business goals set by the Board, to induce their commitment and continued service with the Company, and to align their interests with those of our stockholders through equity compensation and stock ownership requirements. We believe that equity compensation is one of the most effective tools to achieve these goals, and consistent with our goals for the future, we believe that equity-based incentives will continue to play an important role in our ability to incentivize our executives and other employees. Accordingly, we believe that stockholders should approve the 2020 Plan.

Summary of the 2020 Long Term Incentive Plan

Administration

The Compensation/Succession Committee will administer the 2020 Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, and other terms and conditions of each award, consistent with the provisions of the 2020 Plan. In addition, the Compensation/Succession Committee can specify whether, and under what circumstances, awards to be received under the 2020 Plan may be deferred. Subject to the provisions of the 2020 Plan, the Compensation/Succession Committee may amend or waive the terms and conditions, or accelerate the vesting and/or exercisability of an outstanding award. The Compensation/Succession Committee shall also have discretionary authority to interpret the 2020 Plan and any award or award agreement, adopt sub-plans or special provisions applicable to awards, reconcile any inconsistency, correct any defect or supply an omission in the 2020 Plan or any award agreement, make all factual determinations under the Plan, and make all

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other determinations necessary or advisable for Plan administration. The Compensation/Succession Committee may delegate its authority under the 2020 Plan to members of the Board or executive officers of the Company as it relates to awards to persons not subject to Section 16 of the Exchange Act.

Eligible Participants

Any employee, officer, non-employee director, or permitted consultant, who is selected by the Compensation/Succession Committee, is eligible to receive an award under the 2020 Plan. As of December 31, 2019, approximately 38,100 full-time employees, including officers, and the non-employee directors were eligible to be selected by the Compensation/Succession Committee to receive awards under the 2020 Plan.

Shares Available For Awards

Upon approval by our stockholders of this proposal, 16,200,000 shares of common stock together with those shares of common stock remaining available for future grants under the 2009 Plan on the date the 2020 Plan obtains stockholder approval will be available for issuance under the 2020 Plan. Each award granted under the 2020 Plan will count as one share against the pool of authorized shares.

In the event of certain equity restructurings, such as a stock dividend, stock split, spin-off, rights offering, or recapitalization through a large, nonrecurring cash dividend, that causes a change in the per share value of the shares of common stock underlying outstanding equity awards, the Compensation/Succession Committee will make equitable adjustments with respect to the 2020 Plan and awards thereunder as it may deem appropriate, including adjustments to the aggregate number of shares that may be issued under the 2020 Plan, individual award limits and the number and kind of shares or other securities subject to outstanding awards and, if applicable, the option price or base price of outstanding awards. Similarly, in the event of any other change in corporate capitalization, which may include a merger, consolidation, any reorganization, or any partial or complete liquidation of the Company, the Compensation/Succession Committee may, in its sole discretion, make appropriate and equitable adjustments to prevent dilution or enlargement of benefits or potential benefits intended to be provided under the 2020 Plan.

If any shares of our common stock subject to any award under the 2020 Plan, or to an award under a Prior Plan that is outstanding on the date our stockholders approve the 2020 Plan, that expires, is forfeited or cancelled, or is settled or paid in cash will, to the extent of such expiration, forfeiture, cancellation, or cash settlement, become available again for future awards under the 2020 Plan. Each share that again becomes available for awards in such manner shall increase the share reserve by one share. However, shares tendered or withheld in payment of the purchase price of a stock option, shares tendered or withheld to satisfy a tax withholding obligation, shares repurchased with proceeds received by the Company from exercise of a stock option, and shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right may not be used again under the 2020 Plan.

Awards granted under the 2020 Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity acquired by the Company or any of our subsidiaries will not reduce the number of shares of common stock authorized for issuance under the 2020 Plan. Additionally, if a company acquired by the Company or any of our subsidiaries has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition, the shares available for grant pursuant to the terms of that pre-existing plan may be used for awards under the 2020 Plan and will not reduce the shares authorized for issuance under the 2020 Plan, but only if the shares are used for awards made to individuals who were not employed by or providing services to us or any of our subsidiaries immediately prior to such acquisition.

Types of Awards and Terms and Conditions

The 2020 Plan permits the granting of:

•	Stock options (incentive stock options, non-qualified stock options);

•	Stock appreciation rights (SARs);

•	Restricted stock;

•	Stock units;

•	Cash-based awards; and

•	Other stock-based awards.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2020 Plan or any other compensation plan. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value on the date of grant of such option or SAR. Determinations of fair market value under the 2020 Plan will be made by reference to the closing price of our common stock on the NYSE on the trading date immediately prior to the date in question. The term of awards of the stock-based portion of the plan will not be longer than ten years.

Stock Options. The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period (not to exceed ten years), all as determined by the Compensation/Succession Committee. The option exercise price may be payable either in cash or its equivalent, by tendering, either by actual delivery of shares or by attestation, previously acquired shares having an aggregate fair market value at the time of exercise equal to the total option price, or a combination of the

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foregoing. The Compensation/Succession Committee also may permit participants to elect cashless exercise to satisfy the exercise price or through any other means which the Compensation/Succession Committee determines to be consistent with the Plan’s purpose and applicable law. Under the 2020 Plan, the Compensation/Succession Committee may adopt a rule to provide for the automatic exercise of a vested and exercisable non-qualified stock option that remains unexercised immediately prior to the close of business on the expiration date of the option, subject to the terms and conditions provided under the 2020 Plan and by the Compensation/Succession Committee. We have not granted stock options in recent years.

Stock Appreciation Rights. The value of a SAR granted to a participant is determined by the appreciation in the number of shares of common stock of the company subject to the award during its term, subject to any limitations upon the amount or percentage of total appreciation that the Compensation/Succession Committee may determine at the time the award is granted. The participant receives all or a portion of the amount by which the fair market value on the date the award is exercised of the number of shares as to which the award is exercised, exceeds a base price for that number of shares as specified by the Compensation/Succession Committee at the time the award is granted. The base price per share of a SAR must be at least 100% of the fair market value of a share of common stock of the company on the date the SAR is granted, except in the case of substitute awards. A SAR may be granted in connection with a previously or contemporaneously granted option, or independent of any option. A SAR may be paid in cash, shares of common stock of the company or a combination of cash and shares as determined by the Compensation/Succession Committee. No SAR may be exercised more than ten years after its date of grant.

Restricted Stock / Stock Units. The Compensation/Succession Committee may grant participants shares of common stock of the company that are subject to such transfer and other restrictions as the Compensation/Succession Committee may determine, along with a risk of forfeiture or repurchase. The Committee may also grant participants stock units, each of which provides a participant the right to receive a share of common stock of the company after satisfaction of a vesting period, and which are also subject to restrictions and a risk of forfeiture. Awards of restricted stock generally provide the participant with dividends and voting rights prior to vesting, but the dividends may be made subject to such restrictions and risk of forfeiture as the Committee may determine. Awards of stock units may provide the participant with dividend equivalents prior to vesting, at the discretion of the Compensation/Succession Committee. The terms and conditions of restricted stock and stock unit awards are determined by the Compensation/Succession Committee.

Cash-Based Awards. A cash-based award shall be considered a performance-based award and its payment is contingent upon the degree to which one or more specified performance goals have been achieved over the specified performance period. Cash-based awards may be granted to any participant in such dollar-denominated amounts and upon such terms and at such times as shall be determined by the Compensation/Succession Committee, consistent with the terms and conditions of the 2020 Plan.

Other Stock-Based Awards. Other awards of our common stock and other awards that are valued in whole or in part by reference to, or are otherwise based upon or settled in, our common stock also may be granted under the 2020 Plan. The Committee has the discretion to determine the terms and conditions of these other stock-based awards so long as they are consistent with the vesting requirements and other provisions of the 2020 Plan.

Performance Awards. The Compensation/Succession Committee may grant any of the foregoing types of awards subject to performance-based vesting conditions and other restrictions. In connection with any performance-based award, the Compensation/Succession Committee will select the applicable performance measures and specify the performance goals based on those performance measures for any performance period, specify in terms of a formula or standard the method for calculating the amount payable to a participant if the performance goals are satisfied, and determine the degree to which the vesting, exercisability, lapse of restrictions and/or settlement in cash or shares of such award has been earned, including the degree to which applicable performance goals have been satisfied.

The Compensation/Succession Committee may, in its discretion, adjust any amount otherwise determined to be payable in connection with an award. The Compensation/Succession Committee shall also have the authority to provide, in an award agreement or otherwise, for the modification of a performance period and/or an adjustment or waiver of the achievement of performance measures upon the occurrence of certain events.

Performance measures include: earnings per share; net income (before or after taxes); return on assets, net assets, equity, investment or capital; cash flow, cash flow per share, and cash flow return on investments, which equals net cash flows divided by owners equity; earnings before or after any one or more of taxes, interest, depreciation, and amortization; gross revenues; share price (including, but not limited to, growth measures and total stockholder return), or any other financial, operational, or strategic measure approved by the Compensation/Succession Committee. Any performance goal based on one of the foregoing performance measures utilized may be expressed in absolute amounts, on a per share basis, relative to one or more of the other performance measures, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies, indices, or other external measures, and may relate to one or any combination of corporate, group, unit, division, subsidiary, or individual performance. In specifying any financial performance goals applicable

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Proposal No. 4 — Approval of the 2020 Incentive Compensation Plan

to any performance period, the Committee may provide that one or more adjustments shall be made to the performance measures on which the performance goals are based, which may include adjustments that would cause such measures to be considered “non-GAAP financial measures” within the meaning of Rule 101 under Regulation G promulgated by the Securities and Exchange Commission, such as excluding the impact of specified unusual or nonrecurring events such as acquisitions, divestitures, restructuring activities, asset write-downs, litigation judgments or settlements, or changes in tax laws or accounting principles.

Minimum Vesting. The 2020 Plan provides that except as otherwise provided in an award agreement, service-based awards shall be subject to a vesting period of not less than one year from the applicable grant date, and performance-based awards shall be subject to a performance period of not less than one year. These minimum vesting and performance periods will not apply in connection with: (i) a change of control, (ii) a termination of employment or other service due to death, disability, or retirement, (iii) a substitute award that does not reduce the vesting period of the award being replaced, (iv) an award made in payment of or exchange for other compensation already earned and payable, and (v) outstanding, exercised, and settled awards involving an aggregate number of shares not in excess of 5% of the 2020 Plan’s share reserve. For purposes of awards to our non-employee directors, a vesting period will be deemed to be one year if runs from the date of one of our annual stockholder meetings to the date of the next annual stockholder meeting.

Dividends and Dividend Equivalents. The 2020 Plan prohibits the payment of dividends or dividend equivalents on stock options and SARs. It also provides that with respect to any dividends or distributions payable with respect to shares of our common stock that are subject to the unvested portion of a restricted stock grant during the period of restriction may be either made currently, credited to an account for the participant, or deemed to have been reinvested in additional shares which shall thereafter be deemed to be part of and subject to the underlying Award, including the same vesting and performance conditions. The Compensation/Succession Committee may apply any restrictions on a participant’s receipt of the dividends from such underlying award as it deems appropriate. In its discretion, the Committee may provide in an award agreement for a stock unit award or other stock-based award that a participant will be entitled to receive dividend equivalent payments based on dividends actually declared and paid on outstanding shares, units, or other share equivalents subject to the underlying award agreement, which payments may be either made currently, credited to an account for the participant, or deemed to have been reinvested in additional shares, units, or other share equivalents which shall thereafter be deemed to be part of and subject to the underlying award, including the same vesting and performance conditions. Dividend equivalent amounts credited to an account for a participant may be settled in cash or shares or a combination of both, as determined by the Compensation/Succession Committee, and may be made subject to the same vesting and performance conditions as the underlying award.

Limitations on Awards. The 2020 Plan also sets forth the following limitations on the amount of awards that may be granted to any one participant (other than a non-employee director) under the 2020 Plan during any calendar year:

•	4,000,000 shares subject to stock options and SARs;

•	1,000,000 shares subject to full value awards, such as awards of restricted stock, stock units, and/or other-stock based awards; and

•	$10,000,000 maximum aggregate payout (determined as of the end of the applicable performance period) with respect to cash-based awards.

The Company’s non-employee directors are subject to a separate aggregate grant date fair value limit of $500,000 of all equity-based awards during any calendar year (excluding any awards granted at the election of the director in lieu of all or any portion of retainers or fees otherwise payable to him or her in cash).

Duration, Termination, and Amendment. The 2020 Plan shall remain in effect, subject to the right of the Board to amend or terminate the 2020 Plan at any time, until all shares subject to it shall have been distributed according to the 2020 Plan’s provisions, provided that in no event may an incentive stock option be granted under the 2020 Plan more than ten years after the effective date of the 2020 Plan.

The Board may at any time and from time to time, modify, amend, suspend, or terminate the 2020 Plan in whole or in part, at any time but no such modification, amendment, suspension, or termination of the 2020 Plan shall materially impair the rights of a participant with respect to a previously granted award without the consent of the participant, except such a modification or amendment made to comply with applicable law or stock exchange rules. Stockholder approval is also required for any action that would, absent such approval, violate the rules and regulations of the NYSE or any other securities exchange applicable to the company.

The Committee may unilaterally amend or modify the terms of any award agreement previously granted, except that no such amendment or modification shall (i) materially impair the rights of a participant with respect to a previously granted Award without the consent of the participant, except such a modification or amendment made to comply with applicable law or stock exchange rules or (ii) decrease the option price or base price thereof, or be cancelled in exchange for cash, a new option or SAR with a lower option price or base price, or other awards, or otherwise be subject to any action that would be treated for accounting purposes as a “repricing” of such option or SAR, unless such action is approved by the Company’s stockholders.

ADM Proxy Statement 2020	69

Proposal No. 4

Proposal No. 4 — Approval of the 2020 Incentive Compensation Plan

Forfeiture and Clawback.

The Committee may specify in an award agreement that a participant’s rights, payments, and benefits under the award will be subject to reduction, cancellation, forfeiture, or recovery by the Company upon the occurrence of certain other specified events, which may include termination of service for cause; breach of noncompetition or confidentiality provisions that apply to the participant; or other conduct by the participant that is detrimental to the Company. Awards also may be made subject to forfeiture or recovery by the Company pursuant to any compensation recovery policy adopted by the Board or the Compensation/Succession Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any award agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

Change of Control.

In the event of a change of control that constitutes a business combination, if an award is not continued, assumed, or replaced by the successor corporation and unless otherwise provided in an award agreement, the award will vest in full and the participant will have the right to exercise such outstanding option and SAR, all restrictions on such restricted stock, stock units, and other stock-based awards will lapse, and, with respect to any performance-based awards, all performance goals or other vesting criteria will be deemed achieved at the greater of one hundred percent (100%) of target levels and the actual level of performance (if determinable) and all other terms and conditions met. In addition, if an option or SAR is not assumed or substituted in the event of a change of control, the Compensation/Succession Committee will notify the participant in writing or electronically that such option or SAR will be exercisable for a period of time determined by the Compensation/Succession Committee in its sole discretion, and the option or SAR will terminate upon the expiration of such period.

In the event of a change of control that constitutes a business combination, if an award is continued, assumed, or replaced by the successor corporation and unless otherwise provided in an award agreement during the 24 month period following a change of control the participant (i) is terminated without cause by the Company (or any successor entity) or (ii) if permitted under an award agreement, resigns with good reason, then the participant will fully vest in and have the right to exercise such outstanding replacement awards that are options and SARs, all restrictions on any replacement awards that are restricted stock, stock units, and other stock-based awards will lapse, and, with respect to performance-based vesting awards, all performance goals or other vesting criteria will be deemed achieved at the greater of one hundred percent (100%) of target levels and the actual level of performance (if determinable) and all other terms and conditions met.

In the event of a change of control, the Compensation/Succession Committee shall determine whether and to what extent a participant’s outstanding cash-based awards will be subject to accelerated vesting. Unless otherwise provided by the Compensation/Succession Committee in an award agreement or otherwise, if we experience a change of control due to the stockholder approval of a plan to liquidate or dissolve the Company, all outstanding awards shall vest and become fully exercisable, and will terminate immediately prior to the consummation of any such proposed action.

A “change of control” under the 2020 Plan generally refers to the acquisition by a person or group of beneficial ownership of 30% or more of the combined voting power of our voting securities, our continuing directors ceasing to constitute a majority of our Board, or the consummation of a business combination (unless immediately following such business combination all or substantially all of our previous holders of voting securities beneficially own more than 60% of the combined voting power of the resulting entity in substantially the same proportions and no individual owns more than 30% of the combined voting power of the resulting entity), or our shareholders approve a definitive agreement or plan to liquidate or dissolve the Company.

Prohibition on Repricing Awards

No option or SAR may be amended to reduce its exercise price, no option or SAR may be canceled and replaced with an option or SAR having a lower exercise price, and no award may be cancelled in exchange for cash or other property or the grant of a full value award at a time when the exercise price of the award is greater than the current fair market value of a share of our common stock, except in connection with a stock dividend or other distribution, including a stock split, merger, or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2020 Plan.

Transferability of Awards

Unless otherwise provided by the Compensation/Succession Committee, awards under the 2020 Plan may only be transferred by will or by the laws of descent and distribution.

Federal Income Tax Consequences

Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will

70	ADM Proxy Statement 2020

Proposal No. 4

Proposal No. 4 — Approval of the 2020 Incentive Compensation Plan

have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising an SAR, the fair market value on the exercise date of any shares of our common stock received is taxable to the recipient as ordinary income and generally deductible by us.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the of the Code have been satisfied.

Awards Other than Options and SARs. As to other awards granted under the 2020 Plan that are payable either in cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (i) the amount of cash received or, as applicable, (ii) the excess of (A) the fair market value of the shares received (determined as of the date of receipt) over (B) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

Section 162(m) Limit.   Section 162(m) of the of the Code prevents us from taking a federal income tax deduction for compensation paid in excess of $1 million to our “covered employees” which includes the CEO, CFO, and the three other most highly compensated executive officers of the Company as of the end of the applicable calendar year, and any other person who was considered a covered employee in a previous taxable year (but not earlier than 2017). Any awards we grant pursuant to the 2020 Plan to covered employees, whether performance-based or otherwise, will be subject to the $1 million annual deduction limitation.

Parachute Payment Limitations. The 2020 Plan also provides that if any payments or benefits provided to a participant under the 2020 Plan or any other of our compensation programs or arrangements in connection with a change of control would constitute “parachute payments” within the meaning of Section 280G of the of the Code, and would otherwise result in the imposition of an excise tax under Section 4999 of the of the Code, then the amount of such payments and benefits will either (i) be reduced to the extent necessary to avoid characterization as parachute payments and the imposition of the excise tax, or (ii) be paid in full and remain subject to the imposition of the excise tax, whichever results in the participant’s receipt on an after-tax basis of the greatest amount of payments and benefits.

Share Withholding to Satisfy Tax Obligation. Under the 2020 Plan, the Compensation/Succession Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation/Succession Committee and upon such terms and conditions as it may impose, to elect to have the Company withhold shares having a fair market value equal to the required withholdings (up to the maximum individual statutory tax rates in the applicable jurisdictions) to satisfy federal and state income tax obligations.

Plan Benefits

The amount, type and timing of awards granted under the 2020 Plan are determined in the sole discretion of the administrator and therefore cannot be determined in advance. The future awards that would be received under the 2020 Plan by executive officers and other employees are discretionary and are therefore not determinable at this time.

Information regarding awards made under the 2009 Plan during 2019 to our NEOs is provided elsewhere in this Proxy Statement. Currently we do not provide any equity awards to our non-employee directors under the 2009 Plan. Instead, stock units are granted pursuant to our Stock Unit Plan for Non-Employee Directors as further described in the “Director Compensation” section of this Proxy Statement. In addition, please refer to the “Grants of Plan-Based Awards” table of this Proxy Statement for a listing of awards granted to our NEOs during 2019.

The Board of Directors recommends that you vote FOR the approval of the 2020 Incentive Compensation Plan.

ADM Proxy Statement 2020	71

Submission of Stockholder Proposals and Other Matters

Deadline for Submission of Stockholder Proposals

Proposals of stockholders, including nominations for director, intended to be presented at the next annual meeting and desired to be included in our proxy statement for that meeting must be received by the company’s Secretary, addressed to ADM, Attn: Secretary, 77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601, no later than November 25, 2020, and, in the case of nominations for director, no earlier than October 26, 2020, in order to be included in such proxy statement. These proposals and nominations must also meet all the relevant requirements of our bylaws in order to be included in our proxy statement. Generally, if written notice of any stockholder proposal intended to be presented at the next annual meeting, and not included in our proxy statement for that meeting, is not delivered to the Secretary at the above address between February 6, 2021 and March 8, 2021 (or, if the next annual meeting is called for a date that is not within the period from April 7, 2021 to June 6, 2021, if such notice is not so delivered by the close of business on the tenth day following the earlier of the date on which notice of the date of such annual meeting is mailed or public disclosure of the date of such annual meeting is made), or if such notice does not contain the information required by Section 1.4(c) of our bylaws, the chair of the annual meeting may declare that such stockholder proposal be disregarded.

STOCKHOLDERS WITH THE SAME ADDRESS

Individual stockholders sharing an address with one or more other stockholders may elect to “household” the mailing of the proxy statement and our annual report. This means that only one annual report and proxy statement will be sent to that address unless one or more stockholders at that address specifically elect to receive separate mailings. Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not affect dividend check mailings. We will promptly send a separate annual report and proxy statement to a stockholder at a shared address on request. Stockholders with a shared address may also request us to send separate annual reports and proxy statements in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address.

Requests related to householding should be made in writing and addressed to Investor Relations, ADM, 4666 Faries Parkway, Decatur, Illinois 62526-5666, or by calling our Investor Relations at 217-424-5656. If you are a stockholder whose shares are held by a bank, broker, or other nominee, you can request information about householding from your bank, broker, or other nominee.

OTHER MATTERS

It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this proxy statement will be brought up for action at the meeting, but in the event that other business does properly come before the meeting calling for a stockholders’ vote, the named proxies will vote thereon according to their best judgment in the interest of our company.

By Order of the Board of Directors

ARCHER-DANIELS-MIDLAND COMPANY

D. C. Findlay, Secretary

March 25, 2020

72	ADM Proxy Statement 2020

Annex A

Definition and Reconciliation of Non-GAAP Measures

DEFINITION AND RECONCILIATION OF NON-GAAP MEASURES

We use Adjusted ROIC to mean “Adjusted ROIC Earnings” divided by “Adjusted Invested Capital”. Adjusted ROIC Earnings is the Company’s net earnings attributable to controlling interests adjusted for the after-tax effects of interest expense, changes in the LIFO reserve, and other specified items. Adjusted Invested Capital is the average of quarter-end amounts for the trailing four quarters, with each such quarter-end amount being equal to the sum of the Company’s equity (excluding noncontrolling interests), interest-bearing liabilities, the after-tax effect of the LIFO reserve, and other specified items. Management uses Adjusted ROIC to measure the Company’s performance by comparing Adjusted ROIC to the Company’s weighted average cost of capital, or WACC.

Adjusted EBITDA is defined as Earnings Before Interest, Taxes, Depreciation, and Amortization, adjusted for specified items. Adjusted EPS is defined as diluted Earnings Per Share adjusted for the effects on reported diluted EPS of certain specified items. Management believes Adjusted EBITDA and Adjusted EPS are useful measures of the Company’s performance because they provide investors additional information about the Company’s operations allowing better evaluation of underlying business performance and better period-to-period comparability.

Adjusted economic value added (EVA) is the Company’s economic value added adjusted for LIFO and other specified items. The Company calculates economic value added by comparing ADM’s adjusted ROIC to its Annual WACC multiplied by adjusted invested capital.

Adjusted ROIC, Adjusted ROIC Earnings, Adjusted Invested Capital, Adjusted EBITDA, Adjusted EPS, and adjusted EVA are non-GAAP financial measures and are not intended to replace or be alternatives to GAAP financial measures. The following tables present reconciliations of Adjusted ROIC Earnings to net earnings attributable to controlling interests, the most directly comparable amount reported under GAAP; of Adjusted Invested Capital to Total Shareholders’ Equity, the most directly comparable amount reported under GAAP; of Adjusted EBITDA to earnings before income taxes, the most directly comparable amount reported under GAAP; of Adjusted EPS to diluted EPS, the most directly comparable amount reported under GAAP, and the calculations of Adjusted EVA and Adjusted ROIC for the period ended December 31, 2019.

ADJUSTED EVA(1) CALCULATION (TWELVE MONTHS ENDED DECEMBER 31, 2019)

Adjusted ROIC 7.5% less Annual WACC 6.75% x Adjusted Invested Capital $28,416* = $213*

ADJUSTED ROIC(1) CALCULATION (TWELVE MONTHS ENDED DECEMBER 31, 2019)

Adjusted ROIC Earnings $2,135* ÷ Adjusted Invested Capital $28,416* = 7.5%

*in millions

ADM Proxy Statement 2020	A-1

Annex A

Definition and Reconciliation of Non-GAAP Measures

ADJUSTED ROIC EARNINGS(1) (IN MILLIONS)	Quarter Ended				Four Quarters Ended
	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Dec 31, 2019

Net earnings attributable to ADM	$233	$235	$407	$504	$1,379

Adjustments:

Interest expense	101	109	97	95	402

LIFO	1	25	(16)	27	37

Specified items	30	119	48	253	450

Total adjustments	132	253	129	375	889

Tax on adjustments	(28)	(65)	(32)	(8)	(133)

Net adjustments	104	188	97	367	756

Total Adjusted ROIC Earnings	$337	$423	$504	$871	$2,135

ADJUSTED INVESTED CAPITAL(1) (IN MILLIONS)	Quarter Ended				Trailing Four- Quarter Average
	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Dec 31, 2019

Shareholders’ Equity(2)	$18,895	$18,955	$18,873	$19,208	$18,983

+ Interest-bearing liabilities(3)	9,887	9,417	8,891	8,891	9,272

+ LIFO adjustment (net of tax)	42	61	49	69	55

+ Specified items	27	86	36	274	106

Total Adjusted Invested Capital	$28,851	$28,519	$27,849	$28,442	$28,416

ADJUSTED EBITDA(1) (IN MILLIONS)	Twelve Months Ended Dec 31, 2019

Earnings before income taxes	$1,588

Interest expense	402

Depreciation and amortization	993

EBITDA	2,983

Adjustments:

LIFO charge	37

Losses on sales of assets and businesses	89

Asset impairment, restructuring, and settlement charges	305

Railroad maintenance expense	51

Acquisition-related expenses	17

Adjusted EBITDA	$3,482

Reserve, Louisiana facility adjustment	27

Adjusted EBITDA excluding Reserve, Louisiana facility adjustment	$3,509

A-2	ADM Proxy Statement 2020

Annex A

Definition and Reconciliation of Non-GAAP Measures

ADJUSTED EPS(1)	Twelve Months Ended Dec 31, 2019

EPS (fully diluted) as reported	$2.44

Adjustments:

LIFO charge	0.05

Losses on sales of assets and businesses	0.22

Asset impairment, restructuring, and settlement charges	0.44

Acquisition-related expenses	0.02

Tax adjustments	0.07

Adjusted EPS	$3.24

(1) Non-GAAP measure: The Company uses certain “Non-GAAP” financial measures as defined by the Securities and Exchange Commission. These are measures of performance not defined by accounting principles generally accepted in the United States, and should be considered in addition to, not in lieu of, GAAP reported measures.

(a)

Adjusted Return on Invested Capital (ROIC) is Adjusted ROIC Earnings divided by Adjusted Invested Capital. Adjusted ROIC Earnings is ADM’s net earnings adjusted for the after tax effects of interest expense, changes in the LIFO reserve, and other specified items. Adjusted Invested Capital is the sum of ADM’s equity (excluding noncontrolling interests), interest-bearing liabilities, the after tax effect of the LIFO reserve, and the after tax effect of other specified items.

(b)

Other specified items are comprised of charges related to the impairment of certain assets and restructuring of $11 million ($10 million, after tax; $0.02 per share), expenses related to the Neovia acquisition of $14 million ($9 million, after tax; $0.02 per share), a tax expense adjustment related to the U.S. tax reform and certain discrete items of $17 million ($0.03 per share), and gains related to the sale of certain assets and a step-up gain on an equity investment of $12 million ($9 million, after tax; $0.02 per share) for the quarter ended March 31, 2019; charges related to the impairment of certain assets, restructuring, and pension remeasurement of $138 million ($105 million, after tax; $0.18 per share) and a tax benefit adjustment related to the U.S. tax reform and certain discrete items of $19 million ($0.03 per share) for the quarter ended June 30, 2019; charges related to the impairment of certain assets, restructuring, and pension settlement of $53 million ($41 million, after tax; $0.08 per share) and a tax benefit adjustment related to the U.S. tax reform and certain discrete items of $5 million ($0.01 per share) for the quarter ended September 30, 2019; and charges related to the impairment of certain assets, restructuring, and pension settlement of $103 million ($93 million, after tax; $0.16 per share), a loss related to the sale of an equity investment of $101 million ($133 million, after tax; $0.24 per share), expenses related to certain acquisitions of $3 million ($2 million, after tax; $0.00 per share), and a tax expense adjustment related to certain discrete items of $46 million ($0.08 per share) for the quarter ended December 31, 2019.

(c)

Reserve, Louisiana facility adjustment of $27 million related to a pretax loss that resulted from shutting operations at the facility due to property damage from a shipping accident caused by a third party.

(d)	Adjusted EVA is Adjusted ROIC less the Company’s Annual WACC multiplied by Adjusted Invested Capital.

(e)	Adjusted EBITDA is EBITDA adjusted for certain specified items as described above and railroad maintenance expense.

(f)	Adjusted EPS is diluted EPS adjusted for certain specified items as described above.

(2) Excludes noncontrolling interests.

(3) Includes short-term debt, current maturities of long-term debt, capital lease obligations, and long-term debt.

ADM Proxy Statement 2020	A-3

Annex B

2020 Incentive Compensation Plan

ARCHER-DANIELS-MIDLAND COMPANY

2020 INCENTIVE COMPENSATION PLAN

Article 1. Establishment, Objectives, and Duration

1.1. Establishment of the Plan. Archer-Daniels-Midland Company, a Delaware corporation (hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the “Archer-Daniels-Midland Company 2020 Incentive Compensation Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of various forms of equity- and cash-based Awards. The Plan shall become effective on the date it is approved by the Company’s stockholders, which shall be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i) (the “Effective Date”), and shall remain in effect as provided in Section 1.3 hereof. No Awards shall be made under the Plan prior to the Effective Date. If the Company’s shareholders fail to approve the Plan by May 31, 2021, the Plan will be of no further force or effect.

1.2. Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives which are consistent with the Company’s goals and which link the personal interests of Participants to those of the Company’s Stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 16 hereof, until all Shares subject to it shall have been distributed according to the Plan’s provisions. However, in no event may an ISO be granted under the Plan more than ten years after the Effective Date.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1. “Affiliate” means any entity that is a Subsidiary or a parent corporation, as defined in Code Section 424(e), of the Company, or any other entity designated by the Committee as covered by the Plan in which the Company has, directly or indirectly, at least a 20% voting interest.

2.2. “Award” means a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Units, a Cash-Based Award or an Other Stock-Based Award.

2.3. “Award Agreement” means a written or electronic agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to an Award granted under this Plan.

2.4. “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5. “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6. “Cash-Based Award” means an Award granted to a Participant, as described in Article 11 herein.

2.7. “Cause” has the meaning specified in a Participant’s employment agreement or Award Agreement with the Company or an Affiliate, or, in the case the Participant is not employed pursuant to an employment agreement or is party to an Award Agreement or employment agreement that does not define the term, “Cause” shall mean any of the following acts by the Participant: (i) embezzlement or misappropriation of corporate funds, (ii) any acts resulting in a conviction for, or plea of guilty or

ADM Proxy Statement 2020	B-1

Annex B

2020 Incentive Compensation Plan

nolo contendere to, a charge of commission of a felony, (iii) misconduct resulting in injury to the Company or any Affiliate, (iv) activities harmful to the reputation of the Company or any Affiliate, (v) a violation of Company or Affiliate operating guidelines or policies, (vi) willful refusal to perform, or substantial disregard of, the duties properly assigned to the Participant, or (vi) a violation of any contractual, statutory or common law duty of loyalty to the Company or any Affiliate.

2.8. “Change of Control” means what the term (or a term of like import) is expressly defined to mean in a then-effective employment or other written agreement between the Participant and the Company or any Affiliate, or in the absence of any such then-effective agreement or definition, means either:

(a) A Person other than the Company or a Subsidiary of the Company acquires Beneficial Ownership, directly or indirectly, of thirty-percent (30%) or more of either (i) the then outstanding shares of Company common stock, or (ii) the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Voting Securities”), provided that the following will not constitute a Change of Control under this subsection (a):

(i) Any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege with respect to outstanding convertible or exchangeable securities unless such convertible or exchangeable securities were acquired directly from the Company);

(ii) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries;

(iii) Any acquisition by any corporation with respect to which, immediately following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the persons who were the Beneficial Owners, respectively, of the outstanding Company common stock and Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the outstanding Company common stock and Voting Securities, as the case may be;

(b) Approval by the stockholders of the Company of the complete dissolution or liquidation of the Company;

(c) The consummation of (i) a reorganization, merger or consolidation of the Company (other than a merger or consolidation with a subsidiary of the Company), (ii) a statutory exchange of outstanding Voting Securities of the Company, or (iii) a sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions) (any transaction referred to in clauses (i) through (iii) a “Business Combination”), unless immediately following such Business Combination all or substantially all of the persons who were the beneficial owners, respectively, of the outstanding Company common stock and Voting Securities immediately prior to such Business Combination Beneficially Own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the surviving or acquiring entity (or its parent corporation) resulting from such Business Combination in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding Company common stock and Voting Securities, as the case may be; or

(d) A majority of the members of the Board of Directors of the Company are not Continuing Directors, with the term “Continuing Directors” meaning (i) the members of the Board as of the Effective Date, and (ii) any individual who becomes a member of the Board after such date whose election, or nomination for election by the stockholders of the Company, was approved by the vote of at least two-thirds of the then Continuing Directors, but excluding any individual whose initial assumption of office as a director of the Company occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board.

provided, however, that for purposes of Awards hereunder that are subject to the provisions of Code Section 409A, no Change of Control shall be deemed to have occurred upon an event described in (a), (b), (c) or (d) that would have the effect of changing the time or form of payment of such Award, unless such event would also constitute a “change in control” under Code Section 409A (regarding change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation) and related guidance thereunder.

2.9. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

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2.10. “Committee” means the Compensation Committee of the Board of Directors, which shall consist of two or more directors all of whom are intended to satisfy the requirements for a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and an “independent director” under the rules of the New York Stock Exchange (or any other national securities exchange which is the principal exchange on which the Shares may then be traded).

2.11. “Company” means Archer-Daniels-Midland Company, a Delaware corporation, and any successor thereto as provided in Article 18 herein.

2.12. “Consultant” means a consultant or adviser engaged to provide services to the Company or any Affiliate (other than in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities) who is a natural person.

2.13. “Date of Grant” shall mean the date on which an Award under the Plan is approved by the Committee or such later effective date for such Award as the Committee may specify.

2.14. “Disability” shall have the meaning set forth in the Award Agreement, or if no definition is specified in the Award Agreement, it shall have the meaning ascribed to such term in the Participant’s governing long-term disability plan; provided that, if no such plan exists and no definition is specified in the Award Agreement, it shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

2.15. “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

2.16. “Eligible Individual” means any person who is an Employee, a Non-Employee Director or a Consultant.

2.17. “Employee” means any person who is an employee of the Company or any Affiliate; provided, however, that with respect to ISOs, “Employee” means any person who is considered an employee of the Company or any Affiliate for purposes of Treasury Regulation Section 1.421-1(h).

2.18. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.19. “Fair Market Value” on any date shall be determined on the basis of the closing sale price of a Share on the trading date immediately prior to such date on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

2.20. “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Article 7 herein.

2.21. “Full Value Award” means any Award other than an Option, a Stock Appreciation Right or a Cash-Based Award.

2.22. “Good Reason” shall have the meaning specified in a Participant’s employment agreement with the Company; provided if the Participant is not a party to an employment agreement that contains such definition, then a termination for “Good Reason” shall occur upon the a Participant’s resignation from employment with the Company as a result of one or more of the following reasons: (i) the Company materially reduces the amount of a Participant’s base salary or cash bonus opportunity (it being understood that the Committee shall have discretion to set the Company’s and his/her personal performance targets to which the cash bonus will be tied), (ii) a material diminution in the Participant’s authority, duties or responsibilities, or (iii) the Company changes the Participant’s place of work (other than in connection with a return to his/her home country upon the termination of a work assignment in a different country) to a location more than fifty (50) miles from the Participant’s present place of work; provided, however, that the occurrence of any such condition shall not constitute Good Reason unless (A) the Participant provides written notice to the Company of the existence of such condition not later than 60 days after he/she knows or reasonably should know of the existence of such condition, (B) the Company fails to remedy such condition within 30 days after receipt of such notice and (C) the Participant resigns due to the existence of such condition within 60 days after the expiration of the remedial period described in clause (B) hereof.

2.23. “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

2.24. “Non-Employee Director” means a member of the Board who is not an Employee.

2.25. “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 7 herein and which is not intended to meet the requirements of Code Section 422.

2.26. “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 7 herein.

2.27. “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.28. “Other Stock-Based Award” means an Award described in Article 11 of the Plan.

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2.29. “Participant” means an Employee, Non-Employee Director or Consultant who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

2.30. “Performance Measure” means. earnings per share; net income (before or after taxes); return on assets, net assets, equity, investment or capital; cash flow, cash flow per share and cash flow return on investments, which equals net cash flows divided by owners equity; earnings before or after any one or more of taxes, interest, depreciation and amortization; gross revenues; share price (including, but not limited to, growth measures and total stockholder return) or any other financial, operational or strategic measure approved by the Committee. Any performance goal based on one of the foregoing performance measures utilized may be expressed in absolute amounts, on a per share basis, relative to one or more of the other performance measures, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies, indices or other external measures, and may relate to one or any combination of corporate, group, unit, division, Subsidiary or individual performance. In specifying any financial performance goals applicable to any performance period, the Committee may provide that one or more adjustments shall be made to the performance measures on which the performance goals are based, which may include adjustments that would cause such measures to be considered “non-GAAP financial measures” within the meaning of Rule 101 under Regulation G promulgated by the Securities and Exchange Commission, such as excluding the impact of specified unusual or nonrecurring events such as acquisitions, divestitures, restructuring activities, asset write-downs, litigation judgments or settlements or changes in tax laws or accounting principles.

2.31. “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way and the Shares are subject to a risk of forfeiture, as provided in Article 9 herein.

2.32. “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.33. “Prior Plan” means each of the Archer-Daniels-Midland Company Amended and Restated 2009 Incentive Compensation Plan and the Archer-Daniels-Midland Company Amended and Restated 2002 Incentive Plan.

2.34. “Restricted Stock” means Shares granted to a Participant pursuant to Article 9 herein that are subject to certain restrictions and the risk of forfeiture or repurchase.

2.35. “Retirement” means what the term is expressly defined to mean in an applicable Award Agreement or, in the absence of such a definition, means any termination of employment at or after age sixty-five (65), or at or after age fifty-five (55) with ten (10) or more years of continuous service as defined under the ADM Retirement Plan.

2.36. “Shares” means the shares of common stock of the Company, without par value.

2.37. “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Article 8 herein.

2.38. “Stock Unit” or “Unit” means the right granted to a Participant pursuant to Article 10 to receive, in cash and/or Shares as determined by the Committee, the Fair Market Value of a Share, subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

2.39. “Subsidiary” means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest; provided, however, that with respect to ISOs, the term “Subsidiary” shall include only an entity that qualifies under Code Section 424(f) as a “subsidiary corporation” with respect to the Company.

2.40. “Substitute Award” means an Award granted or Shares issued by the Company in assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

2.41. “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article 8 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (with a similar cancellation of the Tandem SAR when a Share is purchased under the Option). Except for the medium of payment, the terms of a Tandem SAR shall be identical in all material respects to the terms of the related Option.

Article 3. Administration

3.1. Committee Members. The Plan shall be administered by the Committee. The members of the Committee shall be appointed by and serve at the pleasure of the Board. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

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3.2. Discretionary Authority. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to

(a) determine the Eligible Individuals to whom, and the time or times at which, Awards may be granted, the number of Shares, Units or other rights subject to each Award, the Option Price or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, any Performance Measures and performance goals applicable to and the other conditions of an Award, the duration of the Award, and all other terms of an Award;

(b) cancel or suspend an Award, accelerate the vesting or extend the exercise period of an Award, or otherwise amend the terms and conditions of any outstanding Award, subject to the requirements of Section 16.2;

(c) grant Substitute Awards under the Plan; and

(d) require or permit the deferral of the settlement of an Award, and establish the terms and conditions of any such deferral.

The Committee shall also have discretionary authority to interpret the Plan and any Award or Award Agreement, adopt sub-plans or special provisions applicable to Awards, reconcile any inconsistency, correct any defect or supply an omission in the Plan or any Award Agreement, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3. Action by the Committee. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and the act of a majority of the members present at any meeting at which a quorum is present or the act approved in writing by a majority of all the members of the Committee shall be the act of the Committee. To the extent consistent with applicable law and stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more directors or executive officers of the Company or to a committee of the Board comprised of one or more directors of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable. In the performance of their duties under this Plan, the Committee members shall be entitled to rely upon information and advice furnished by the Company’s officers, employees, accountants or counsel, or any executive compensa-

tion consultant or other professional retained by the Company or the Committee to assist in the administration of this Plan.

3.4 Finality of Decisions. The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein.

Article 4. Shares Subject to the Plan and Maximum Awards

4.1. Number of Shares Available for Grants. Subject to adjustment as provided in Sections 4.1(a) and 4.4 herein, the number of Shares that may be the subject of awards and issued to Participants under the Plan shall be Sixteen Million Two Hundred Thousand Shares (16,200,000), plus any Shares of Stock remaining available for future grants under the Prior Plan on the Effective Date of this Plan. The Shares to be delivered under the Plan will be made available from authorized but unissued Shares or issued Shares that are held in the Company’s treasury. Shares that are subject to Awards shall be counted against the share reserve as one Share for every one Share granted. Shares subject to Substitute Awards shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year. Awards that may be settled solely in cash shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

4.2. Effect of Forfeitures and Other Actions. Any Shares subject to an Award under this Plan, or to an award granted under a Prior Plan that is outstanding on the Effective Date, that expires, is forfeited, cancelled, or returned to the Company for failure to satisfy vesting requirements, is settled for cash or otherwise terminates without payment being made thereunder shall, to the extent of such expiration, forfeiture, cancellation, return, cash settlement or termination, again be available for grant under the Plan. The following Shares will, however, continue to be charged against the foregoing maximum Share limitations and will not again become available for grant: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option under this Plan or a Prior Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award under this Plan or a Prior Plan, (iii) Shares repurchased by the Company with proceeds received from the exercise of a stock option issued under this Plan or a Prior Plan, and (iv) Shares subject to a SAR issued under this Plan or a Prior Plan that are not issued in connection with the stock settlement of the SAR upon its exercise.

4.3. Counting Shares Again Available. Each Share that again becomes available for Awards as provided in Section 4.1(a) shall increase the total number of Shares available for grant under Section 4.1 by one Share.

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4.4. Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not be charged against the foregoing maximum Share limitations; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination

4.5. Individual Award Limitations. Subject to adjustments as provided in Section 4.7 herein, the following rules shall apply to grants of Awards under the Plan to Participant other than non-Employee Directors:

(a) Stock Options and SARs: The maximum aggregate number of Shares subject to Option and/or Stock Appreciation Right Awards granted during any calendar year to any one Participant shall not exceed 4,000,000 Shares.

(b) Full Value Award Compensation Limit. The maximum number of Shares that may be the subject of Full Value Awards that are granted to any Participant during any calendar year shall not exceed 1,000,000 Shares.

(c) Cash-Based Awards: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Cash-Based Awards granted in any one calendar year to any one Participant shall be Ten Million Dollars ($10,000,000).

4.6. Limits on Awards to Non-Employee Directors. The aggregate grant date fair value (as determined in accordance with generally accepted accounting principles applicable in the United States) of all equity-based Awards granted during any calendar year to any Non-Employee Director (excluding any such Awards granted at the election of a Non-Employee Director in lieu of all or any portion of retainers or fees otherwise payable to Non-Employee Directors in cash) with respect to such individual’s service as a Non-Employee Director shall not exceed $500,000.

4.7. Adjustments in Shares.

(a) Equity Restructurings. In the event of any equity restructuring, the Committee shall make such equitable adjustments with respect to the Plan and Awards thereunder as the Committee may deem appropriate to reflect the occurrence of such equity restructuring, including adjustments to (i) the aggregate number of Shares or other securities that may be issued under the Plan (ii) the Award limits set forth in this Article 4, and (iii) the number and kind of Shares or other securities subject to outstanding Awards and, if applicable, the Option Price or base price of outstanding Awards.

An “equity restructuring” for this purpose means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that causes a change in the per share value of the Shares underlying outstanding Awards.

(b) Other Events. In the event of any other change in corporate capitalization, which may include a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), or any partial or complete liquidation of the Company to the extent such events do not constitute equity restructurings, and subject to Article 20, the Committee may, in its sole discretion, make such equitable adjustments described in Section 4.7(a) as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of benefits.

Any adjustment made pursuant to this Section 4.7 shall be conclusive and binding for all purposes of the Plan. Unless otherwise determined by the Committee, the number of shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, but the Committee may, in its discretion, adopt any rounding convention it deems suitable or pay cash in lieu of any fractional Share in settlement of an Award. Notwithstanding the foregoing, no adjustment made pursuant to this Section 4.7 shall be authorized to the extent that it would cause an Award to be subject to adverse tax consequences under Code Section 409A.

Article 5. Eligibility and Participation

5.1. Eligibility. Eligible Individuals who may participate in this Plan include all Employees, Non-Employee Directors and Consultants. References in this Plan to “employed,” “employment” and similar terms (other than “Employee” or “employee”) shall be deemed to include, as the context requires, the providing of services in the capacity of a Non-Employee Director or Consultant. For purposes of the Plan, a Participant’s employment shall be deemed to have terminated either upon an actual cessation of providing services or when the entity to which the Participant provides services ceases to be an Affiliate. Except as otherwise provided in this Plan or any Award Agreement, employment shall not be deemed terminated in the case of (i) any approved leave of absence; (ii) transfers

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among the Company and any Affiliates in any Eligible Individual capacity; or (iii) any change in status so long as the person remains in the service of the Company or any Affiliate in any Eligible Individual capacity.

5.2. Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6. General Terms of Awards

6.1. Award Agreements. Each Award will be evidenced by an Award Agreement setting forth the terms, conditions and restrictions, as determined by the Committee, which will apply to such Award, and not inconsistent with the terms and conditions of this Plan.

6.2. Minimum Vesting. Each Agreement shall set forth the period until the applicable Award is scheduled to vest and, if applicable, expire (which shall not be more than ten years from the Grant Date), and, consistent with the requirements of this Section 6.2, the applicable vesting conditions and any applicable performance period. Except as provided in this Section 6.2, Awards that vest based solely on the satisfaction by the Participant of service-based vesting conditions shall be subject to a vesting period of not less than one year from the applicable Grant Date (during which no portion of the award may be scheduled to vest), and Awards whose grant or vesting is subject to the satisfaction of performance goals over a performance period shall be subject to a performance period of not less than one year. The minimum vesting periods specified above shall not apply: (i) to Awards in payment of or exchange for other compensation already earned and payable; (ii) to termination of employment due to death, Disability or Retirement; (iii) upon a Change of Control; (iv) to a Substitute Award that does not reduce the vesting period of the award being replaced; or (v) to outstanding, exercised and settled Awards involving an aggregate number of Shares not in excess of 5% of the number of Shares available for Awards under Section 4.1. For purposes of Awards to Non-Employee Directors, a vesting period will be deemed to be one year if runs from the date of one annual meeting of the Company’s stockholders to the date of the next annual meeting of the Company’s stockholders.

6.3. Transferability. Except as provided in this Section 6.3, (i) during the lifetime of a Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or SAR, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered, voluntarily or involuntarily, other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 6.3 shall be of no effect. The Committee may, however, provide in an Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferred pursuant to a domestic relations order or may be transferable by gift to any “family member” (as defined in General Instruction A.1(a)(5) to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of employment of a Participant, the references to “Participant” shall mean the original grantee of an Award and not any transferee.

6.4 Performance-Based Awards. Any Award may be granted as a performance-based Award if the Committee establishes one or more performance goals to be attained based on one or more Performance Measures, and the performance period over which the specified performance is to be attained, as a condition to the vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. In connection with any such Award, the Committee will select the applicable Performance Measure(s) and specify the performance goal(s) based on those Performance Measures for any performance period, specify in terms of a formula or standard the method for calculating the amount payable to a Participant if the performance goal(s) are satisfied, and determine the degree to which the vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award has been earned, including the degree to which applicable performance goals and other applicable terms and conditions have been satisfied. The Committee may, in its discretion and based on such considerations as it deems appropriate, adjust any amount otherwise determined by the application of the performance goals to be otherwise payable in connection with an Award. The Committee shall also have the authority to provide, in an Agreement or otherwise, for the modification of a performance period and/or an adjustment or waiver of the achievement of performance measures upon the occurrence of certain events, which may include (i) a Change of Control, an equity restructuring (as described in Section 4.7), acquisitions, divestitures, restructuring activities, recapitalizations, or asset write-downs, (ii) a change in applicable tax laws or accounting principles, or (iii) the Participant’s death or Disability.

6.5 Dividends and Dividend Equivalents. No dividends, dividend equivalents or distributions will be paid with respect to Shares subject to an Option or SAR Award. Any dividends or distributions payable with respect to Shares that are subject to the unvested portion of a Restricted Stock Award during the Period of Restriction may be either paid currently to the Participant,

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credited to an account for the Participant, or deemed to have been reinvested in additional Shares which shall thereafter be deemed to be part of and subject to the underlying Award, including the same vesting and performance conditions. The Committee may apply any restrictions on the Participant’s receipt of the dividends from such underlying Award that the Committee deems appropriate. In its discretion, the Committee may provide in an Award Agreement for a Stock Unit Award or an Other Stock-Based Award that the Participant will be entitled to receive dividend equivalent payments, based on dividends actually declared and paid on outstanding Shares, Units or other Share equivalents subject to the Stock Unit Award or Other Stock-Based Award, which payments may be either made currently, credited to an account for the Participant, or deemed to have been reinvested in additional Shares, Units or other Share equivalents which shall thereafter be deemed to be part of and subject to the underlying Award, including the same vesting and performance conditions. Dividend equivalent amounts credited to an account for the Participant may be settled in cash or Shares or a combination of both, as determined by the Committee, and may be made subject to the same vesting and performance conditions as the underlying Award.

Article 7. Options

7.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Agreement pursuant to which an Option Award is granted shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option.

7.2. Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant, except in the case of Substitute Awards.

7.3. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than one day prior to the tenth (10th) anniversary date of its grant.

7.4. Exercise of Options. Options granted under this Article 7 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. No Option Award shall be exercisable at any time after its scheduled expiration. When an Option Award is no longer exercisable, it shall be deemed to have terminated.

7.5. Payment. Options granted under this Article 7 shall be exercised by the delivery of a written or electronic notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering, either by actual delivery of Shares or by attestation, previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (c) by a combination of (a) and (b). The Committee also may allow payment of the Option Price in the form of an authorization to the Company to withhold from the total number of Shares as to which the Option is being exercised the number of Shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price for the total number of Shares as to which the Option is being exercised, an irrevocable authorization to a third party with which the Participant has a brokerage or similar relationship to sell the Shares (or a sufficient portion of such Shares) acquired upon the exercise of the Option and remit to the Company a portion of the sale proceeds sufficient to pay the entire Option Price to the Company, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

7.6. Additional Rules for Incentive Stock Options.

(a) No more than Sixteen Million Two Hundred Thousand Shares (16,200,000), plus any Shares of Stock remaining available for future grants under the Prior Plan on the Effective Date of this Plan may be the subject of ISO Awards. ISO Awards may be granted only to Employees.

(b) No ISO shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of the Grant) of the stock with respect to which ISOs granted to that Participant are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or its Affiliates, would exceed the maximum amount permitted under Code Section 422(d). This limitation shall be applied by taking Options into account in the order in which granted.

(c) If Shares acquired by exercise of an ISO are disposed of within two years following the Date of Grant or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

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(d) Any ISO granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such ISO to qualify as an “incentive stock option” under Code Section 422. Such terms shall include, if applicable, limitations on ISOs granted to ten-percent owners of the Company. An Award Agreement for an ISO may provide that such Option shall be treated as a NQSO to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied.

7.7. Termination of Employment. Except as otherwise provided by the Committee in an applicable Award Agreement, a Participant shall have the right to exercise the vested portion of an Option only while such Participant is employed, or within three months after such Participant ceases to be employed; provided, however, that in the event the employment of the Participant is terminated on account of the Participant’s death, the Participant’s personal representatives, heirs or legatees shall have the right to exercise the vested portion of any Option held by the Participant at the time of his or her death for one year following the date of death.

7.8. Automatic Exercise of Non-Qualified Stock Options. The Committee may, by Plan rule adopted in accordance with Section 3.2, provide that to the extent any portion of a vested and exercisable Non-Qualified Stock Option remains unexercised immediately prior to the close of business on the expiration date of the Option (either the originally scheduled expiration date or such earlier date on which the Option would otherwise expire pursuant to the Plan or the applicable Agreement in connection with a termination of employment other than due to termination for cause) (an “Automatic Exercise Date”), the entire vested and exercisable portion of such Option will be exercised on the Automatic Exercise Date without any further action by the Participant to whom the Option was granted (or the person or persons to whom the Option may have been transferred in accordance with Section 6.3 of the Plan and any applicable Agreement), but only if (i) the Fair Market Value of a Share on the Automatic Exercise Date is at least 3% greater than the per share Option Price of the Option, and (ii) no Option exercise suspension permitted or required under the Plan and applicable Agreements is then in effect. The aggregate Option Price for any Option exercise under this Section 7.8 and any related withholding taxes will be paid by the Company retaining from the total number of Shares as to which the Option is being exercised a number of Shares having an aggregate Fair Market Value as of the Automatic Exercise Date equal to the amount of such aggregate Option Price plus the applicable withholding taxes. The Committee shall have the authority to limit or modify the applicability of this provision to Participants who are subject to Section 21.5 of the Plan. Nothing in this Section 7.8 shall prelude the Committee from unilaterally modifying or repealing any such Plan rule at any time, and any such modification or repeal may be applicable to all Option Awards then outstanding as well as to Option Awards granted thereafter, as specified by the Committee.

Article 8. Stock Appreciation Rights

8.1. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR. The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The base price of a Freestanding SAR shall equal the Fair Market Value of a Share on the Date of Grant of the SAR, except in the case of Substitute Awards. The base price of Tandem SARs shall equal the Option Price of the related Option.

8.2. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

8.3. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

8.4. SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the base price, the term of the SAR, and such other provisions as the Committee shall determine.

8.5. Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

8.6. Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an

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amount determined by multiplying: (i) the difference between the Fair Market Value of a Share on the date of exercise over the base price; by (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

8.7. Termination of Employment. Except as otherwise provided by the Committee in an applicable Award Agreement, a Participant shall have the right to exercise the vested portion of a SAR only while such Participant is employed, or within three months after such Participant’s employment ceases; provided, however, that in the event the employment of the Participant is terminated on account of the Participant’s death, the Participant’s personal representatives, heirs or legatees shall have the right to exercise the vested portion of any SAR held by the Participant at the time of his or her death for one year following the date of death.

Article 9. Restricted Stock

9.1. Grants. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

9.2. Award Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of restriction, the number of Shares of Restricted Stock, and such other provisions as the Committee shall determine. The end of any Period of Restriction may be conditioned upon the satisfaction of such conditions as are specified by the Committee in its sole discretion and set forth in the applicable Award Agreement.

9.3. Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the continued employment of the Participant, the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws. Until such time as all conditions and/or restrictions applicable to Shares of Restricted Stock have been satisfied and the Shares vest at the end of the applicable Period of Restriction, they shall be evidenced by a certificate deposited with the Company or its designee, or by a book-entry notation on the records of the Company’s transfer agent. Except as otherwise provided in this Article 9, Shares of

Restricted Stock covered by a Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

9.4. Voting Rights. Participants holding Shares of Restricted Stock granted hereunder shall be entitled to exercise full voting rights with respect to those Shares during the Period of Restriction.

9.5. Termination of Employment. Each Restricted Stock Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to continued or accelerated vesting of Shares of Restricted Stock following termination of the Participant’s employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Stock granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6. Section 83(b) Election. If a Participant makes an election pursuant to Code Section 83(b) with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.

Article 10. Stock Units

10.1. Grants. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Units to Participants in such amounts as the Committee shall determine.

10.2. Award Agreement. Each Stock Unit grant shall be evidenced by an Award Agreement that shall specify the number of Stock Units, the vesting conditions and such other provisions as the Committee shall determine.

10.3. Vesting and Consideration. A Stock Unit Award shall be subject to vesting and the lapse of applicable restrictions based on such conditions or factors and occurring over such period of time as the Committee may determine in its discretion, subject to the requirements of Section 6.2. If vesting of a Stock Unit Award is conditioned on the achievement of specified performance goals, the extent to which they are achieved over the specified performance period shall determine the number of Stock Units that will be earned and eligible to vest, which may be greater or less than the target number of Stock Units stated in the Agreement. The Committee may provide whether any consideration other than service or employment must be received by the Company or any Affiliate as a condition precedent to the settlement of a Stock Unit Award.

10.4. Settlement of Award. Following the vesting of a Stock Unit Award, and the Company’s determination that any necessary conditions precedent to the settlement of the Award (such as

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satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, settlement of the Award and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan) or a combination of cash and Shares as determined by the Committee.

10.5. Termination of Employment. Each Stock Unit Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to continued or accelerated vesting of the Stock Units following termination of the Participant’s employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Stock Units granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination

Article 11. Other Awards

11.1 Other Stock-Based Awards. The Committee may from time to time grant Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based upon and/or payable in Shares and evidenced by an Award Agreement. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan.

11.2 Cash-Based Awards. A Cash-Based Award shall be considered a performance-based Award, the payment of which shall be contingent upon the degree to which one or more specified performance goals have been achieved over the specified performance period. Cash Based Awards may be granted to any Participant in such dollar-denominated amounts and upon such terms and at such times as shall be determined by the Committee. Following the completion of the applicable performance period and the vesting of a Cash-Based Award, payment of the settlement amount of the Award to the Participant shall be made at such time or times in the form of cash or other forms of Awards under the Plan (valued for these purposes at their grant date fair value) or a combination of cash and other forms of Awards as determined by the Committee and specified in the applicable Agreement.

Article 12. Forfeiture Conditions; Compensation Recovery

The Committee may provide in an Award Agreement for conditions of forfeiture of a Participant’s rights with respect to such Award in the event of: (i) the termination of employment of the Participant for “cause” (as defined in an Award Agreement), (ii) the Participant’s breach of such restrictive covenants (e.g., non-competition and confidentiality restrictions) as may apply to the Participant, or (iii) the Participant’s having engaged in an activity that is detrimental to the Company (including, without limitation, criminal activity or accepting employment with a competitor of the Company). Such conditions of forfeiture may include, in the discretion of the Committee, (a) suspension or cancellation of the Participant’s right to exercise an Option or SAR (whether or not then otherwise exercisable), (b) suspension or cancellation of the Participant’s pending right to receive an issuance of Shares or cash payment in settlement of any Award, (c) the forfeiture of any Shares of Restricted Stock held by the Participant or (d) following the issuance of Shares or payment of cash upon exercise, vesting or payment of an Award, either (1) cancellation of the Shares so issued (and repayment to the Participant of the full purchase price, if any, paid for such shares) or (2) requiring the Participant to pay to the Company in cash an amount equal to the gain realized by the Participant from such Award (measured by the value (on the date of receipt) of any property and/or amount of cash received by the Participant under the Award, to the extent in excess of any amount paid by the Participant). The Company may deduct from any amounts the Company may owe a Participant from time to time any amounts the Participant may owe the Company under this Article 12 and any related Award Agreements. Awards and any compensation associated therewith may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

Article 13. Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 14. Deferrals

The Committee may permit (upon timely election by the Participant) or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the settlement of any other forms of Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals in a manner consistent with Code Section 409A and the regulations thereunder.

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Article 15. Rights of Employees

15.1. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Affiliate.

15.2. Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

15.3. Stockholders. Except as otherwise provided in Section 9.4, a Participant shall have no rights as a stockholder with respect to any Shares covered by an Award until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.

Article 16. Amendment, Modification, and Termination

16.1. Amendment, Modification, and Termination of Plan. The Board may at any time and from time to time, modify, amend, suspend or terminate the Plan in whole or in part, but no such modification, amendment, suspension or termination of the Plan shall materially impair the rights of a Participant with respect to a previously granted Award without the consent of the Participant, except such a modification or amendment made to comply with applicable law or stock exchange rules. In addition, no modification or amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable laws or regulations or by the rules of the principal securities exchange on which the Shares are then listed.

16.2. Amendment of Awards. The Committee may unilaterally amend the terms of any Award Agreement previously granted, except that (i) no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules; and (ii) in no event may an Option or SAR be amended or modified, other than as provided in Section 4.7, to decrease the Option Price or base price thereof, or be cancelled in exchange for cash, a new Option or SAR with a lower Option Price or base price, or other Awards, or otherwise be subject to any action that would be treated for accounting purposes as a “repricing” of such Option or SAR, unless such action is approved by the Company’s stockholders.

16.3 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.7 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that it would cause an Award to be subject to adverse tax consequences under Code Section 409A; and provided further that the Committee’s discretion shall be limited by the provisions of Section 4.7 pertaining to equitable adjustments in connection with equity restructurings.

16.4. Compliance with Code Section 409A.

(a) Timing of Payment to a Specified Employee. If any amount shall be payable with respect to any Award hereunder as a result of a Participant’s “separation from service” at such time as the Participant is a “specified employee” and such amount is subject to the provisions of Code Section 409A, then notwithstanding any other provision of this Plan, no payment shall be made, except as permitted under Code Section 409A, prior to the first day of the seventh (7th) calendar month beginning after the Participant’s separation from service (or the date of his or her earlier death). The Company may adopt a specified employee policy that will apply to identify the specified employees for all deferred compensation plans subject to Code Section 409A; otherwise, specified employees will be identified using the default standards contained in the regulations under Code Section 409A.

(b) Separation from Service. If any amount shall be payable with respect to any Award hereunder as a result of a Participant’s termination of employment or other service and such amount is subject to the provisions of Code Section 409A, then notwithstanding any other provision of this Plan, a termination of employment or other service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A.

Article 17. Withholding

17.1. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

17.2. Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event

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arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the required withholdings (up to the maximum individual statutory tax rates in the applicable jurisdictions). All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 18. Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under or in connection with the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 19. Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company.

Article 20. Change of Control

20.1 Business Combination. Unless otherwise provided in an applicable Agreement, the following provisions shall apply to outstanding Awards in the event a Change of Control that is a Business Combination occurs as described in paragraph (c) of Section 2.8 of the Plan.

(a) Continuation, Assumption or Replacement. The Committee may arrange for the surviving or successor entity (or its parent entity) to continue, assume or replace Awards outstanding as of the date of the Business Combination, with such Awards or replacements therefor to remain outstanding for their respective terms. For purposes of this Sec-

tion 20.1(a), an Award shall be considered assumed or replaced if, in connection with the Business Combination and in a manner consistent with Code Sections 409A and 424, either (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its parent entity) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Business Combination, or (ii) the Participant has received a comparable award that preserves the intrinsic value of the Award existing at the time of the Business Combination and is subject to substantially similar terms and conditions as the Award. To the extent vesting of any Award continued, assumed or replaced as provided in this Section 20.1(a), is subject to satisfaction of specified performance goals, those goals shall be deemed to have been achieved at the greater of target level of performance or the actual level of performance (if determinable) as of the date of the Business Combination for purposes of satisfying the performance-based vesting condition and determining the intrinsic value of the Award, but the Award will continue to be subject to any continuing service-based vesting requirements

(b) Acceleration. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Business Combination, then (i) all outstanding Option and SAR Awards shall become fully exercisable for such period of time prior to the effective time of the Business Combination as is deemed fair and equitable by the Committee, and shall terminate at the effective time of the Business Combination, and (ii) all outstanding Full Value Awards shall fully vest immediately prior to the effective time of the Business Combination (which in the case of a performance-based Award, shall be deemed to equal the greater of the amount that would be vested upon satisfaction of the target level of performance or the actual level of performance (if determinable) under the Award). The Committee shall provide written notice of the period of accelerated exercisability of Option and SAR Awards to all affected Participants, and any exercise of such accelerated Awards shall be effective only immediately before, and shall be conditioned upon, the consummation of the Business Combination.

(c) Payment for Awards. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Business Combination, then the Committee may terminate some or all of such outstanding Awards, in whole or in part, at or immediately prior to the effective time of the Business Combination in exchange for payments to the holders as provided in this Section 20.1(c).

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The Committee will not be required to treat all Awards similarly for purposes of this Section 20.1(c). The payment for any Award or portion thereof terminated shall be in an amount equal to the excess, if any, between (i) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Business Combination for the number of Shares subject to the Award or portion thereof being terminated (which in the case of a performance-based Award would be the number based on the greater of the deemed target level performance or deemed actual level of performance (if determinable), over (ii) the aggregate exercise price (if any) for the Shares subject to such Award or portion thereof being terminated. If there is no excess, such Award may be terminated without payment to the affected Participant. Payment of any amount under this Section 20.1(c) shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s stockholders in connection with the Business Combination, and may, in the Committee’s discretion, include subjecting such payments to vesting conditions comparable to those of the Award or portion thereof being terminated, subjecting such payments to escrow or holdback terms comparable to those imposed upon the Company’s stockholders under the Business Combination, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms

(d) Termination After A Business Combination. If and to the extent that Awards are continued, assumed or replaced under the circumstances described in Section 20.1(a), and if within 24 months after the Business Combination a Participant experiences an involuntary termination of employment for reasons other than Cause, or, if so provided in the discretion of the Committee in an Award Agreement, terminates his or her employment for Good Reason, then (i) outstanding Option and SAR Awards issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable in accordance with their terms, and (ii) any Full Value Awards that are not yet fully vested shall immediately vest in full and become non-forfeitable.

20.2 Change in Effective Control. Unless otherwise provided by the Committee (in an applicable Award Agreement or otherwise at the time of a Change of Control), if within 24 months after a Change of Control as described in paragraphs (a) or (d) of Section 2.8, a Participant’s employment (i) is terminated by the Company or a Subsidiary without Cause or (ii) if so provided in the discretion of the Committee in an Award Agreement, is terminated by the Participant for Good Reason, then (A) outstanding Option and SAR

Awards issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable in accordance with their terms, and (B) any Full Value Awards that are not yet fully vested shall immediately vest in full and become non-forfeitable (which in the case of a performance-based Award, shall be deemed to equal the greater of the amount that would be vested upon satisfaction of the target level of performance or the actual level of performance (if determinable) under the Award).

20.3 Cash-Based Awards. In the event of a Change of Control, the Committee shall determine whether and to what extent a Participant’s outstanding Cash-Based Awards will be subject to accelerated vesting if: (i) the Participant’s outstanding Cash-Based Awards are not continued, assumed or replaced as described in section 20.1(a) above or (ii) the Participant’s outstanding Cash-Based Awards were continued, assumed or replaced as provided in Section 20.1(a) above but if within 24 months after a Change of Control a Participant’s employment (A) is terminated by the Company or a Subsidiary without Cause or (B) if so provided in the discretion of the Committee in an Award Agreement, is terminated by the Participant for Good Reason.

20.4 Liquidation or Dissolution. Unless otherwise provided by the Committee (in an applicable Agreement or otherwise) in connection with a Change of Control described in paragraph (b) of Section 2.8, all outstanding Awards shall vest and become fully exercisable, and will terminate immediately prior to the consummation of any such proposed action (which in the case of a performance-based Award, shall be deemed to equal the greater of the amount that would be vested upon satisfaction of the target level of performance or the actual level of performance (if determinable) under the Award). The Committee will notify each Participant as soon as practicable of such accelerated vesting and exercisability and pending termination.

20.5 Parachute Payment Limitation.

(a) Notwithstanding any other provision of this Plan or any other plan, arrangement or agreement to the contrary, if any of the payments or benefits provided or to be provided by the Company or its Affiliates to a Participant or for the Participant’s benefit pursuant to the terms of this Plan or otherwise (“Covered Payments”) constitute parachute payments (“Parachute Payments”) within the meaning of Section 280G of the Code, and would, but for this Section 20.5 be subject to the excise tax imposed under Section 4999 of the Code (or any successor provision thereto) or any similar tax imposed by state or local law and any interest or penalties with respect to such taxes (collectively, the “Excise Tax”), then the Covered Payments shall be payable either (i) in full or (ii) reduced to the minimum extent necessary to ensure that no portion of

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the Covered Payments is subject to the Excise Tax, whichever of the foregoing clauses (i) or (ii) results in the Participant’s receipt on an after-tax basis of the greatest amount of payments and benefits after taking into account the applicable federal, state, local and foreign income, employment and excise taxes (including the Excise Tax).

(b) Any such reduction shall be made in accordance with Section 409A of the Code and the following: (i) the Covered Payments which do not constitute deferred compensation subject to Section 409A of the Code shall be reduced first, and (ii) Covered Payments that are cash payments shall be reduced before non-cash payments, and Covered Payments to be made on a later payment date shall be reduced before payments to be made on an earlier payment date.

(c) If, notwithstanding the initial application of this Section 20.5, the Internal Revenue Service determines that any Covered Payment constitutes an “excess parachute payment” (as defined by Section 280G(b) of the Code), this Section 20.5 will be reapplied based on the Internal Revenue Service’s determination, and the Participant will be required to promptly repay the portion of the Covered Payments required to avoid imposition of the Excise Tax together with interest at the applicable federal rate (as defined in Section 7872(f)(2)(A) of the Code) from the date of the Participant’s receipt of the excess payments until the date of repayment).

(d) Any determination required under this Section 20.5 shall be made in writing in good faith by the accounting firm which was the Company’s independent auditor immediately before the Change of Control (the “Accountants”), which shall provide detailed supporting calculations to the Company and the Participant as requested by the Company or the Participant. The Company and the Participant shall provide the Accountants with such information and documents as the Accountants may reasonably request in order to make a determination under this Section 20.5.

Article 21. Additional Provisions

21.1. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

21.2. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

21.3. Securities Law Compliance. With respect to Participants subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. If any provision of this Plan or of any Award Agreement would otherwise frustrate or conflict with the intent expressed in the preceding sentence, that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applicable to Participants who are then subject to Section 16 of the Exchange Act. In addition, no Shares will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Shares may be listed, have been fully met. As a condition precedent to the issuance of Shares pursuant to the grant, exercise, vesting or settlement of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any Shares issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such Shares of the same class are then listed, and under any blue sky or other securities laws applicable to such Shares.

21.4. Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Illinois.

21.5. Participants Outside the United States. In order to comply with the laws in other countries in which the Company and its Affiliates operate or have individuals otherwise eligible to be Participants, or in order to comply with the requirements of any foreign securities exchange, the Committee shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which Employees, Non-Employee Directors and Consultants outside of the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Participants outside of the United States to comply with applicable foreign laws or listing requirements of any applicable foreign securities exchange; (iv) establish subplans and modify Plan rules and procedures, to the extent such actions may be deemed necessary or desirable by the Committee (but no such action shall increase the Share limitations of the Plan); and (v) take any action, before or after an Award is made, that the Committee deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any applicable foreign securities exchange.

ADM Proxy Statement 2020	B-15

ARCHER-DANIELS-MIDLAND COMPANY

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 6, 2020 for shares held directly and by 11:59 p.m. Eastern Time on May 4, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ADM2020

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 6, 2020 for shares held directly and by 11:59 p.m. Eastern Time on May 4, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D03972-Z76763	KEEP THIS PORTION FOR YOUR RECORDS

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                                                                                                                                                                                                                                                                                 DETACH AND RETURN  THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARCHER-DANIELS-MIDLAND COMPANY
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.
1.	Election of Directors: Nominees:		For	Against	Abstain

	1a.	M.S. Burke	☐	☐	☐

	1b.	T.K. Crews	☐	☐	☐

	1c.	P. Dufour	☐	☐	☐

	1d.	D.E. Felsinger	☐	☐	☐

	1e.	S.F. Harrison	☐	☐	☐

	1f.	J.R. Luciano	☐	☐	☐

	1g.	P.J. Moore	☐	☐	☐

	1h.	F.J. Sanchez	☐	☐	☐

	1i.	D.A. Sandler	☐	☐	☐

	1j.	L.Z. Schlitz	☐	☐	☐

	1k.	K.R. Westbrook	☐	☐	☐

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

	For	Against	Abstain

2. Ratify the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2020.	☐	☐	☐

3. Advisory Vote on Executive Compensation.	☐	☐	☐

4. Approve the 2020 Incentive Compensation Plan.	☐	☐	☐

In their discretion, upon any other business that may properly come before the meeting.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the

ARCHER-DANIELS-MIDLAND COMPANY Annual Meeting of Stockholders to Be Held on May 7, 2020.

The 2020 Letter to Stockholders, Proxy Statement and 2019 Form 10-K for this meeting are available at:

www.proxyvote.com

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D03973-Z76763

ARCHER-DANIELS-MIDLAND COMPANY

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 7, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ARCHER-DANIELS-MIDLAND COMPANY.

The undersigned holder of Common Stock of Archer-Daniels-Midland Company, revoking all proxies heretofore given, hereby appoints J.R. Luciano, D.E. Felsinger and P.J. Moore as Proxies, with the full power of substitution, to represent and to vote, as designated on the reverse side, all the shares of the undersigned held of record on March 16, 2020, at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/ADM2020, on Thursday, May 7, 2020 at 8:30 a.m., Central Daylight Time, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

This card also provides your instructions for voting any shares that you may hold in the Archer-Daniels-Midland Company 401(k) and Employee Stock Ownership Plan. This card provides instructions to the savings plan trustee for voting those shares. To allow sufficient time for the savings plan trustee to tabulate the vote of the savings plan shares, you must vote by telephone, internet or return this card in the enclosed envelope so that your vote is received by May 4, 2020.

This proxy when properly executed will be voted in the manner directed on the reverse side. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3 and 4. The votes entitled to be cast by the Proxy holder will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.